NUVEEN
Municipal
Bond Funds

November 30, 1997

SEMIANNUAL REPORT

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.



LOUISIANA

                                   CONTENTS



 1  Dear Shareholder

 3  Answering Your Questions

 6  Performance Overview

 8  Portfolio of Investments

14  Statement of Net Assets

15  Statement of Operations

16  Statement of Changes in Net Assets

17  Notes to Financial Statements

23  Financial Highlights

26  Additional Investment Opportunities

27  Fund Information

                               DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Louisiana Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.55%. To match this yield, investors in the 34% combined federal and state income tax bracket would have had to earn at least 6.89% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 7.68% with income and capital gains reinvested, outpacing the average return of 6.48% for its peer group, the Louisiana municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import



______
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

_______
2

                           ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?
Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?
As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.68%, which compares favorably with the one-year average return of 6.48% for the peer group of Louisiana municipal bond funds tracked by Lipper Analytical Services--a 120 basis point difference. Once again, this fund was the top performer in its category, ranking first among the 11 municipal bond funds in the grouping.

_______
3

"Through the quality research provided by Nuveen's renowned research team, we continue to uncover bonds that we feel are undervalued by the rest of the market."

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?
Through the quality research provided by Nuveen's renowned research team, we continue to uncover bonds that we feel are undervalued by the rest of the market. Over the past year, we found a number of non-rated securities that were well-positioned in terms of financial health and ability to repay the bond obligation. For example, one of the fund's non-rated holdings, bonds issued by the New Orleans Aquarium, was recently pre-refunded, resulting in a substantial increase in price for those bonds.

In addition, we feel there is tremendous value in high-grade housing bonds. A few deals were unexpectedly called by their issuers this year, so bond buyers appear to be avoiding the entire sector and are effectively driving yields higher. Since Nuveen has such a large, experienced housing research staff, we were able to buy these securities with greater confidence. We have also found good value in higher-rated bonds because credit spreads remained tight. This enabled us to purchase higher-rated securities without sacrificing much yield. Presently, the marginally higher yield offered by lower-rated bonds does not adequately compensate the fund for the increased credit risk.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?
To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the credit quality of the fund. As long as credit spreads remain tight, we will continue to

_______
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?
Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_______
5

                           NUVEEN FLAGSHIP LOUISIANA
                              MUNICIPAL BOND FUND
                             PERFORMANCE OVERVIEW
                            AS OF NOVEMBER 30, 1997

----------------------
MORNINGSTAR RATING/1/
----------------------
     [4 STARS]

1 Overall rating for Class A shares within the municipal bond category for the period ended November 30, 1997. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from a fund's three-, five- and 10-year average annual returns in excess of 90-day Treasury bill returns, with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day Treasury bill returns. The fund earned four stars for the three- and five-year periods ended November 30, 1997. In an investment category, 10% of funds receive five stars and 22.5% receive four stars. For the period ending November 30, 1997, 1,481 municipal bond funds were rated for the three-year period, 695 for the five-year period, and 332 for the 10-year period.

FUND HIGHLIGHTS
----------------------------------------------------------------------------------------
SHARE CLASS                                            A         B          C          R
Inception Date                                      9/89      2/97       2/94       2/97
 ........................................................................................
Net Asset Value (NAV)                             $11.44    $11.43     $11.43    $ 11.45
 ........................................................................................
CUSIP                                          67065P881 67065P873  67065P865  67065P857
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Total Net Assets ($000)                                                          $96,544
 ........................................................................................
Average Weighted Maturity (Years)                                                  21.62
 ........................................................................................
Average Weighted Duration (Years)                                                   8.18
----------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN /2/
----------------------------------------------------------------------------------------
SHARE CLASS                             A(NAV)    A(OFFER)        B         C          R
1-Year                                  7.68%       3.16%     6.83%     7.10%      7.94%
 ........................................................................................
5-Year                                  7.67%       6.75%     7.03%     7.06%      7.72%
 ........................................................................................
Since Inception                         8.55%       7.98%     7.95%     7.94%      8.58%
----------------------------------------------------------------------------------------

TAX-FREE YIELDS
----------------------------------------------------------------------------------------
SHARE CLASS                             A(NAV)    A(OFFER)        B         C          R
Dist Rate                               5.14%       4.92%     4.41%     4.62%      5.34%
 ........................................................................................
SEC 30-Day Yld                          4.55%       4.36%     3.81%     4.01%      4.76%
 ........................................................................................
Taxable Equiv Yld3                      6.89%       6.61%     5.77%     6.08%      7.21%
----------------------------------------------------------------------------------------

2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC Yield and a combined federal and state income tax rate of 34%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

4 The fund paid a capital gains distribution to shareholders in December 1996 of $0.0025 per share.

______
6

--------------------------------------------------------------------------------
CREDIT QUALITY
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

                             BBB/NR           14%
                             A                13%
                             AAA/Pre-refunded 64%
                             AA                9%
________________________________________________________________________________


--------------------------------------------------------------------------------
DIVERSIFICATION
--------------------------------------------------------------------------------

                           [PIE CHART APPEARS HERE]

          Utilities                 8%
          Other                     7%       Health Care             18%
          Tax Obligation (Limited)  9%       Education/Civic Org.     4%
          Energy                    5%       Housing (Single-Family) 13%
          U.S. Guaranteed          13%       Long-Term Care           5%
          Forest and Paper Products 5%       Tax Obligation (G.O.)   13%
________________________________________________________________________________


--------------------------------------------------------------------------------
DIVIDEND HISTORY (A SHARES)/4/
--------------------------------------------------------------------------------

                           [BAR CHART APPEARS HERE]

December 1996   0.0498
January 1997    0.04994
February        0.049
March           0.049
April           0.049
May             0.049
June            0.049
July            0.049
August          0.049
September       0.049
October         0.049
November        0.049

______
7

                  PORTFOLIO OF INVESTMENTS (UNAUDITED)
                  NUVEEN FLAGSHIP LOUISIANA

              PRINCIPAL                                                           OPTIONAL CALL                  MARKET
                 AMOUNT  DESCRIPTION                                               PROVISIONS*   RATINGS**        VALUE
-----------------------------------------------------------------------------------------------------------------------
                         BASIC MATERIALS -- 1.7%

            $ 1,500,000  Saint Charles Parish, Louisiana, Pollution Control       11/02 at 102         BBB  $ 1,648,695
                           Revenue, Union Carbide Project,
                           7.350%, 11/01/22
-----------------------------------------------------------------------------------------------------------------------
                         EDUCATION AND CIVIC ORGANIZATIONS -- 4.2%

                750,000  Louisiana Public Facilities Authority, Revenue           10/99 at 102          A+      804,945
                           Refunding, Loyola University Project, Series 89-A,
                           7.250%, 10/01/09

                380,000  Louisiana Public Facilities Authority, Revenue            4/02 at 102          A+      420,250
                           Refunding, College and University, Loyola University,
                           6.750%, 4/1/10

                775,000  Louisiana Public Facilities Authority, Revenue           No Opt. Call         Aaa      820,446
                           Refunding, Student Loan, Senior Series A-2, 6.600%,
                           3/01/03

              1,000,000  Louisiana Public Facilities Authority, Tulane            12/07 at 102         AAA    1,027,330
                           University of Louisiana, 5.600%, 12/15/27

              1,000,000  Louisiana Public Facilities Authority, Revenue            9/07 at 102         AAA      986,570
                           Refunding, Xavier University of Louisiana Project,
                           5.250%, 9/01/27
-----------------------------------------------------------------------------------------------------------------------
                         ENERGY -- 4.9%

              1,000,000  Lake Charles, Louisiana, Harbor and Terminal District    12/02 at 102         BBB    1,096,290
                           Port Facilities, Revenue Refunding, Occidental
                           Petroleum Corporation, 7.200%, 12/01/20

                500,000  Louisiana Offshore Terminal Authority, Deepwater          9/01 at 102           A      551,865
                           Port, Revenue Refunding, Loop Inc., First Stage B,
                           7.200%, 9/01/08

                475,000  Louisiana Offshore Terminal Authority, Deepwater Port     9/00 at 102           A      519,204
                           Revenue, 7.600%, 9/01/10

              2,500,000  St. Bernard Parish, Louisiana, Exempt Facility Revenue,  11/06 at 102          AA    2,598,475
                           Mobil Oil Corporation Project, 5.900%, 11/01/26
-----------------------------------------------------------------------------------------------------------------------
                         FOREST AND PAPER PRODUCTS -- 4.9%

              1,525,000  De Soto Parish, Louisiana, Environmental Improvement      6/05 at 102          A-    1,660,923
                           Revenue, International Paper Company Project,
                           Series B, 6.550%, 4/01/19

              3,000,000  Natchitoches Parish, Louisiana, Solid Waste Disposal     12/03 at 102          A-    3,100,110
                           Revenue, Willamette Industries Project,
                           5.875%, 12/01/23

______
8

            PRINCIPAL                                                              OPTIONAL CALL                 MARKET
             AMOUNT      DESCRIPTION                                                 PROVISIONS*  RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------------
                         HEALTH CARE -- 17.2%

                         Louisiana Public Facilities Authority, Hospital Revenue
                         Refunding, Lafayette General Medical Center Project:
       $    1,000,000        6.400%, 10/1/12                                        10/02 at 102        AAA   $1,087,380
            2,000,000        6.500%, 10/1/22                                        10/02 at 102        AAA    2,181,520

            1,000,000    Louisiana Public Facilities Authority, Hospital Revenue,   12/03 at 102        AAA    1,029,550
                             Our Lady Of The Lake Regional Medical Center,
                             5.900%, 12/03/21

            1,000,000    Louisiana Public Facilities Authority, Hospital Revenue     7/07 at 101        AAA      991,120
                             Refunding, Womans Hospital Foundation Project,
                             5.375%, 10/1/22

            1,325,000    Louisiana Public Facilities Authority, Revenue Refunding,   5/02 at 102        AAA    1,435,956
                             Series B, Alton Ochsner Medical Foundation Project,
                             6.500%, 5/15/22

            3,400,000    Louisiana Public Facilities Authority, Revenue Refunding,  No Opt. Call        AA+    3,334,142
                             Health Facilities, Sisters Mercy, Series A,
                             5.000%, 6/01/19

            2,500,000    Louisiana Public Facilities Authority, General Health      11/04 at 102        AAA    2,725,300
                             Inc. Project 6.375%, 1/01/24

              500,000    Louisiana Public Facilities Authority, Mary Bird Perkins    1/05 at 102        AAA      540,290
                             Cancer Center, 6.200%, 1/01/19

            2,180,000    St Tammany Parish, Louisiana, Hospital Service District    10/04 at 102        AAA    2,368,505
                             No. 2, Hospital Revenue, Slidell Memorial
                             Hospital and Medical Center, 6.250%, 10/01/14

              885,000    Tangipahoa Parish, Louisiana, Hospital Service District     2/04 at 102        AAA      952,694
                             No. 1, Hospital Revenue, 6.250%, 2/01/24
------------------------------------------------------------------------------------------------------------------------
                         HOUSING/MULTIFAMILY -- 2.2%

              750,000    Lake Charles, Louisiana, Non Profit Housing Development    No Opt. Call        AAA      757,500
                             Corporation, Mortgage Revenue, Chateau Project,
                             Series A, 7.875%, 2/15/25

              735,000    Louisiana Public Facilities Authority, Walmsley Housing    No Opt. Call        AAA      796,564
                             Corporation, Series A, 7.500%, 6/01/21

              500,000    Louisiana Public Facilities Authority, Voa National
                             Housing Corporation, 7.750%, 11/01/16                  11/01 at 102         AA      536,640

______
9

                  PORTFOLIO OF INVESTMENTS (UNAUDITED)
                  NUVEEN FLAGSHIP LOUISIANA - CONTINUED

             PRINCIPAL                                                             OPTIONAL CALL                   MARKET
                AMOUNT   DESCRIPTION                                                PROVISIONS*   RATINGS**         VALUE
-------------------------------------------------------------------------------------------------------------------------
                         HOUSING/SINGLE FAMILY -- 13.1%

           $ 1,260,000   East Baton Rouge, Louisiana, Mortgage Finance Authority,    8/00 at 102        Aaa   $ 1,326,591
                           Single Family Mortgage Purchase, BKD Securities
                           Program, Series A, 7.875%, 8/01/23

             2,235,000   East Baton Rouge, Louisiana, Mortgage Finance Authority,   10/07 at 102        Aaa     2,280,639
                           Single Family Revenue, Series D, 5.900%, 10/01/30

               345,000   Louisiana Housing Finance Agency, Mortgage Revenue,         6/05 at 102        Aaa       366,297
                           Single Family Mortgage, Series A-2, 5.600%, 6/01/17

                         Louisiana Housing Finance Agency, Mortgage Revenue,
                         Single Family Mortgage, Series B-2:
             1,000,000     5.600%, 6/01/17                                           6/07 at 102        Aaa     1,005,900
             2,500,000     5.750%, 12/01/28                                          6/07 at 102        Aaa     2,514,625

                         Louisiana Housing Finance Agency, Mortgage Revenue,
                         Single Family Mortgage, Series C-1:
               575,000     7.750%, 12/01/22                                         No Opt. Call        Aaa       602,439
             2,000,000     5.750%, 12/01/28                                         12/07 at 102        Aaa     2,010,320

                         New Orleans, Louisiana, Home Mortgage Authority,
                         Single Family Mortgage Revenue, Series A:
             1,000,000     6.100%, 12/01/29                                         12/06 at 102        Aaa     1,031,540
             1,000,000     5.850%, 12/01/30                                         12/07 at 102        Aaa     1,012,910

               258,730   St. Bernard Parish, Louisiana, Home Mortgage Authority,    No Opt. Call         A1       284,256
                           Single Family Mortgage Revenue, Series A,
                           8.000%, 3/25/12

               170,987   St. Mary, Louisiana, Public Tollroad Financing Authority,  No Opt. Call        Aaa       189,690
                           Single Family Mortgage Revenue, Series A,
                           7.625%, 3/25/12
-------------------------------------------------------------------------------------------------------------------------
                         LONG TERM CARE -- 5.4%

             3,000,000   Louisiana Housing Finance Agency, Mortgage Revenue,         9/05 at 103        AAA     3,306,120
                           St. Dominic Assistant Care, 6.950%, 9/01/36

             1,740,000   Louisiana Housing Finance Agency, Mortgage Revenue,         1/04 at 101        AAA     1,870,309
                           Villa Maria Retirement Center Project, 7.100%, 1/20/35
-------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/GENERAL -- 12.6%

               500,000   Louisiana State Refunding, Series B, 5.625%, 8/01/13       No Opt. Call        AAA       533,920

                         New Orleans, Louisiana, Refunding,
             2,000,000     0.000%, 9/01/10                                          No Opt. Call        AAA     1,059,820
             5,785,000     0.000%, 9/01/16                                          No Opt. Call        AAA     2,188,350

             3,000,000   Orleans Parish, Louisiana, Parishwide School District,      3/06 at 100        AAA     2,916,360
                           5.000%, 9/01/20

______
10

            PRINCIPAL                                                                OPTIONAL CALL               MARKET
               AMOUNT    DESCRIPTION                                                   PROVISIONS*  RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/GENERAL -- CONTINUED

          $ 13,875,000   Orleans Parish, Louisiana, School Board, 0.000%, 2/01/15     No Opt. Call      AAA  $5,482,568
------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/LIMITED -- 8.9%

             1,250,000   East Baton Rouge Parish, Louisiana, Sales and Use Tax,    2/03 at 101 1/2       AAA  1,185,438
                           Series ST-A, 4.900%, 2/1/18

             1,000,000   Jefferson, Louisiana, Sales Tax District, Special Sales      12/02 at 100       AAA  1,106,020
                           Tax Revenue, Series B, 6.750%, 12/01/06

             1,530,000   Lafayette Parish, Louisiana, School Board, Sales Tax          4/04 at 101       AAA  1,484,069
                           Revenue, 4.875%, 4/01/13

               685,000   Louisiana Public Facilities Authority, Revenue Refunding, 8/99 at 101 1/2       AAA    730,148
                           Jefferson Parish, Eastbank Project, 7.700%, 8/01/10

             1,500,000   Office Facilities Corporation, A Louisiana Non-Profit        12/01 at 103      BBB+  1,690,935
                           Corporation, Capital Facilities, 7.750%, 12/01/10

               750,000   Puerto Rico Commonwealth Highway and Transportation           7/16 at 100         A    761,340
                           Authority, Highway Revenue, Series Y, 5.500%, 7/01/36

             1,500,000   Saint John Baptist Parish, Louisiana, Sales Tax District,    12/99 at 103       Baa  1,621,860
                           Series 1989, 7.800%, 12/01/14
------------------------------------------------------------------------------------------------------------------------
                         TRANSPORTATION -- 0.5%

               505,000   New Orleans, Louisiana, Aviation Board, Series B-1,          10/07 at 102       AAA    502,748
                           5.450%, 10/01/27
------------------------------------------------------------------------------------------------------------------------
                         U.S. GUARANTEED -- 13.0%

               775,000   Louisiana Public Facilities Authority, Hospital Revenue,     No Opt. Call        AAA   956,211
                           Southern Baptist Hospital Inc. Project, 8.000%, 5/15/12

             1,125,000   Louisiana Public Facilities Authority, Hospital Revenue,     10/02 at 102      A3*** 1,282,905
                           Womans Hospital Foundation Project, 7.250%, 10/01/22

               500,000   Louisiana Public Facilities Authority, Revenue Refunding,     6/99 at 102        Aaa   533,765
                           Sisters of Mercy, Series B, 7.375%, 6/01/19
                           (Pre-refunded to 6/01/99)

            10,000,000   Louisiana Public Facilities Authority, Series B,             No Opt. Call        AAA 3,033,000
                           0.000%, 12/1/19

             1,000,000   Louisiana State General Obligation, 7.125%, 9/01/10           9/00 at 102        Aaa 1,096,350
                           (Pre-refunded to 9/01/00)

               525,000   Louisiana Offshore Terminal Authority, Deepwater Port         9/00 at 102     N/R***   579,983
                           Revenue, 7.600%, 9/01/10 (Pre-refunded to 9/01/00)

             2,750,000   New Orleans, Louisiana, Audubon Park Commission,              4/02 at 102     N/R*** 3,185,655
                           Aquarium Revenue, Series A, 8.000%, 4/01/12

______
11

                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                         NUVEEN FLAGSHIP LOUISIANA - CONTINUED

            PRINCIPAL                                                              OPTIONAL CALL                   MARKET
               AMOUNT    DESCRIPTION                                                 PROVISIONS*   RATINGS**        VALUE
-------------------------------------------------------------------------------------------------------------------------
                         U.S. GUARANTEED -- CONTINUED

          $ 1,400,000    Ouachita Parish, Louisiana, Hospital Service District       7/01 at 102        A***   $1,571,332
                           No.1, Glenwood Regional Medical Center, 7.500%, 7/1/21
                           (Pre-refunded to 7/01/01)

              250,000    Shreveport, Louisiana, Home Mortgage Authority, Single     No Opt. Call         Aaa      282,503
                           Family Mortgage Revenue, Series A, 6.750%, 9/01/10
-------------------------------------------------------------------------------------------------------------------------
                         UTILITIES -- 8.2%

            3,000,000    Lake Charles, Louisiana, Harbor & Terminal District,        8/02 at 103          A3    3,457,620
                           Port Facilities Revenue, Trunkline LNG Company
                           Project, 7.750%, 8/15/22

              250,000    Puerto Rico Electric Power Authority, Power Revenue,        7/05 at 100        BBB+      246,000
                           Formerly Puerto Rico Commonwealth Water
                           Resource Authority, Series Z, 5.250%, 7/1/21

            1,000,000    Saint Charles Parish, Louisiana, Environmental             11/02 at 102         BBB    1,032,960
                           Improvement Revenue, Louisiana Power
                           and Light Company Project, Series A, 6.200%, 5/01/23

            1,000,000    Saint Charles Parish, Louisiana, Environmental             11/00 at 102        BBB-    1,030,690
                           Improvement Revenue, Louisiana Power and Light
                           Company Project, 6.375%, 11/01/25

              500,000    Saint Charles Parish, Louisiana, Pollution Control         12/99 at 103        Baa3      544,910
                           Revenue, Louisiana Power and Light, Series 1984-2,
                           8.000%, 12/01/14

            1,500,000    St. Charles Parish, Louisiana, Solid Waste Disposal        12/02 at 102         BBB    1,627,950
                           Revenue, Louisiana Power and Light Company Project,
                           Series A, 7.000%, 12/01/22

______
12

            PRINCIPAL                                                              OPTIONAL CALL              MARKET
               AMOUNT    DESCRIPTION                                                PROVISIONS*   RATINGS**    VALUE
-------------------------------------------------------------------------------------------------------------------------
                         WATER AND SEWER -- 1.7%

         $  1,500,000    Louisiana Public Facilities Authority, Baton Rouge        2/03 at 101          AA-   $ 1,623,300
                            Water Works Company Project, 6.400%, 2/01/10
-------------------------------------------------------------------------------------------------------------------------
         $110,219,717    Total Investments -- (cost $87,174,628) -- 98.5%                                      95,122,610
-------------------------------------------------------------------------------------------------------------------------
                         TEMPORARY INVESTMENTS IN SHORT-TERM MUNICIPAL SECURITIES -- 0.2%

         $    200,000    Louisiana Offshore Terminal Authority, Deepwater Port
                         Revenue, Variable Rate Demand Bonds, 3.850%, 9/01/08                        VMIG-1       200,000
-------------------------------------------------------------------------------------------------------------------------
                         Other Assets Less Liabilities -- 1.3%                                                   1,221,45
                         ------------------------------------------------------------------------------------------------
                         Net Assets -- 100%                                                                 $  96,544,064
                         ================================================================================================

                         * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                         ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                         *** Securities are backed by an escrow or trust containing sufficient U.S.Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                         N/R - Investment is not rated.

                         + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.


                                 See accompanying notes to financial statements.

______
13

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                          NUVEEN FLAGSHIP
                                                                                LOUISIANA
-------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                 $95,122,610
Temporary investments in short-term municipal securities,
at amortized cost, which approximates market value (note 1)                       200,000
Cash                                                                              136,606
Receivables:
   Interest                                                                     1,478,396
   Investments sold                                                                 5,000
   Shares sold                                                                    218,232
Other assets                                                                          568
-------------------------------------------------------------------------------------------
       Total assets                                                            97,161,412
-------------------------------------------------------------------------------------------
LIABILITIES
Payable for shares redeemed                                                       149,973
Accrued expenses:
   Management fees (note 6)                                                        37,026
   12b-1 distribution and service fees (notes 1 and 6)                             22,605
   Other                                                                            4,725
Dividends payable                                                                 403,019
-------------------------------------------------------------------------------------------
       Total liabilities                                                          617,348
-------------------------------------------------------------------------------------------
Net assets (note 7)                                                           $96,544,064
===========================================================================================
CLASS A SHARES (NOTE 1)
Net assets                                                                    $82,028,378
Shares outstanding                                                              7,171,734
Net asset value and redemption price per share                                $     11.44
Offering price per share (net asset value per share plus maximum sales
   charge of 4.20% of offering price)                                         $     11.94
===========================================================================================
CLASS B SHARES (NOTE 1)
Net assets                                                                    $ 3,779,238
Shares outstanding                                                                330,568
Net asset value, offering and redemption price per share                      $     11.43
===========================================================================================
CLASS C SHARES (NOTE 1)
Net assets                                                                    $10,713,588
Shares outstanding                                                                937,318
Net asset value, offering and redemption price per share                      $     11.43
===========================================================================================
CLASS R SHARES (NOTE 1)
Net assets                                                                    $    22,860
Shares outstanding                                                                  1,997
Net asset value, offering and redemption price per share                      $     11.45
===========================================================================================

                                 See accompanying notes to financial statements.

______
14

STATEMENTS OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                          NUVEEN FLAGSHIP
                                                                                LOUISIANA
-----------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                            $2,712,949
-----------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                          250,041
12b-1 service fees  Class A (notes 1 and 6)                                        79,402
12b-1 distribution and service fees  Class B (notes 1 and 6)                       10,475
12b-1 distribution and service fees  Class C (notes 1 and 6)                       34,909
Shareholders' servicing agent fees and expenses                                    16,580
Custodian's fees and expenses                                                      24,416
Trustees' fees and expenses (note 6)                                                  772
Professional fees                                                                   9,326
Shareholders' reports - printing and mailing expenses                               5,446
Federal and state registration fees                                                 2,331
Other expenses                                                                      1,678
-----------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       435,376
  Expense reimbursement (note 6)                                                  (33,761)
-----------------------------------------------------------------------------------------
Net expenses                                                                      401,615
-----------------------------------------------------------------------------------------
Net investment income                                                           2,311,334
-----------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                    203,864
Net change in unrealized appreciation or depreciation of investments            2,521,765
-----------------------------------------------------------------------------------------
Net gain from investments                                                       2,725,629
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $5,036,963
=========================================================================================

______
15

STATEMENT OF CHANGES IN NET ASSESTS (UNAUDITED)

                                                                                NUVEEN FLAGSHIP LOUISIANA
                                                                     -----------------------------------------
                                                                      SIX MONTHS ENDED              YEAR ENDED
                                                                              11/30/97                5/31/97*
--------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $ 2,311,334             $  4,309,839
Net realized gain from investment transactions
   (notes 1 and 4)                                                            203,864                  185,297
Net change in unrealized appreciation or depreciation
   of investments                                                           2,521,765                2,691,765
---------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                  5,036,963                7,186,901
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                                 (2,050,224)              (4,001,489)
   Class B                                                                    (46,798)                  (7,151)
   Class C                                                                   (214,329)                (300,999)
   Class R                                                                       (181)                      (1)
From overdistributed net investment income:
   Class A                                                                     (9,180)                       -
   Class B                                                                       (210)                       -
   Class C                                                                       (960)                       -
   Class R                                                                         (1)                       -
From accumulated net realized gains from investment
   transactions:
   Class A                                                                          -                  (16,962)
   Class B                                                                          -                        -
   Class C                                                                          -                   (1,376)
   Class R                                                                          -                        -
--------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                  (2,321,883)              (4,327,978)
--------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                           12,296,659               12,680,296
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                            1,555,112                2,019,609
--------------------------------------------------------------------------------------------------------------
                                                                           13,851,771               14,699,905
--------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                    (4,615,680)             (10,629,223)
--------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                     9,236,091                4,070,682
--------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                 11,951,171                6,929,605
Net assets at the beginning of period                                      84,592,893               77,663,288
--------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $96,544,064             $ 84,592,893
==============================================================================================================
Balance of undistributed (overdistributed) net investment
   income at end of period                                                $   (10,350)            $        199
==============================================================================================================

*Information represents eight months of Flagship Louisiana and four months of Nuveen Flagship Louisiana (see note 1).

                                 See accompanying notes to financial statements.
______
16

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Louisiana Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Advisor") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Louisiana Double Tax Exempt Fund ("Flagship Louisiana") was reorganized into the Trust and renamed Nuveen Flagship Louisiana Municipal Bond Fund ("Nuveen Flagship Louisiana"). Prior to the reorganization, Flagship Louisiana was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

INTEREST INCOME
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

______
17

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES
The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Louisiana state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM
The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

______
18

DERIVATIVE FINANCIAL INSTRUMENTS
The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

EXPENSE ALLOCATION
Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

______
19

2.  FUND SHARES
Transactions in Fund shares were as follows:

                                         SIX MONTHS ENDED 11/30/97               YEAR ENDED 5/31/97*
                                        ---------------------------------------------------------------
                                           SHARES           AMOUNT            SHARES            AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                567,545     $  6,420,100           822,022       $  9,004,313
   Class B                                249,018        2,818,723            82,598            911,240
   Class C                                268,612        3,035,337           252,430          2,764,643
   Class R                                  1,980           22,499                 9                100
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                121,985        1,370,106           168,536          1,844,320
   Class B                                  1,603           18,125               104              1,144
   Class C                                 14,846          166,790            15,928            174,145
   Class R                                      8               91                --                 --
--------------------------------------------------------------------------------------------------------
                                        1,225,597       13,851,771         1,341,627         14,699,905
--------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                               (370,346)      (4,181,802)         (861,984)        (9,454,331)
   Class B                                 (2,755)         (31,049)               --                 --
   Class C                                (35,624)        (402,829)         (107,483)        (1,174,892)
   Class R                                     --               --                --                 --
--------------------------------------------------------------------------------------------------------
                                         (408,725)      (4,615,680)         (969,467)       (10,629,223)
--------------------------------------------------------------------------------------------------------
Net increase                              816,872     $  9,236,091           372,160       $  4,070,682
========================================================================================================

*Information represents eight months of Flagship Louisiana and four months of Nuveen Flagship Louisiana (see note 1).

3.  DISTRIBUTIONS TO SHAREHOLDERS
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

--------------------------------------------------------------------------------------------------------
Dividend per share:
   Class A                                                                                       $.0490
   Class B                                                                                        .0420
   Class C                                                                                        .0440
   Class R                                                                                        .0510
--------------------------------------------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or taxable market discount, of $.0387 per share.

______
20

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $17,456,732 and $8,817,597, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $7,100,000 and $9,100,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $7,947,982, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                  MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                       .5500 of 1%
For the next $125 million                                        .5375 of 1
For the next $250 million                                        .5250 of 1
For the next $500 million                                        .5125 of 1
For the next $1 billion                                          .5000 of 1
For net assets over $2 billion                                   .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $202,200 of which approximately $183,600 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $144,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by

______
21
the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $25,100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $1,200 of CDSC on share redemptions during the six months ended November 30, 1997.

7.   COMPOSITION OF NET ASSETS
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

-------------------------------------------------------------------------------
Capital paid-in                                                     $88,282,900
Balance of undistributed (overdistributed) net investment income        (10,350)
Accumulated net realized gain from investment transactions              323,532
Net unrealized appreciation of investments                            7,947,982
-------------------------------------------------------------------------------
Net assets                                                          $96,544,064
===============================================================================

______
22

                             FINANCIAL HIGHLIGHTS

______
23

                       FINANCIAL HIGHLIGHTS (UNAUDITED)

  Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)                       OPERATING PERFORMANCE           LESS DISTRIBUTIONS
                                           -------------------------       --------------------------

                                                                 NET
NUVEEN FLAGSHIP LOUISIANA**          NET                REALIZED AND        DIVIDENDS                         NET      TOTAL
                                   ASSET                  UNREALIZED        FROM TAX-                       ASSET     RETURN
                                   VALUE         NET     GAIN (LOSS)       EXEMPT NET   DISTRIBUTIONS       VALUE     ON NET
YEAR ENDING                    BEGINNING  INVESTMENT            FROM       INVESTMENT    FROM CAPITAL      END OF      ASSET
MAY 31,                        OF PERIOD  INCOME (B)     INVESTMENTS           INCOME           GAINS      PERIOD  VALUE (A)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (9/89)
 1998 (d)                         $11.10        $.29           $ .34            $(.29)          $  --      $11.44      5.76%
 1997                              10.71         .59             .39             (.59)             --       11.10      9.37
 1996                              10.80         .59            (.08)            (.60)             --       10.71      4.77
 1995                              10.48         .60             .32             (.60)             --       10.80      9.20
 1994                              10.93         .61            (.40)            (.62)           (.04)***   10.48      1.77
 1993                              10.30         .64             .67             (.63)           (.05)      10.93     13.12
 1992                              10.02         .65             .35             (.65)           (.07)      10.30     10.35
 1991                               9.63         .66             .40             (.67)             --       10.02     11.47
 1990 (c)                           9.58         .44             .04             (.43)             --        9.63      6.52*

CLASS B (2/97)
 1998 (d)                          11.09         .25             .34             (.25)             --       11.43      5.38
 1997 (c)                          11.10         .16              --             (.17)             --       11.09      1.44

CLASS C (2/94)
 1998 (d)                          11.09         .26             .34             (.26)             --       11.43      5.49
 1997                              10.70         .53             .39             (.53)             --       11.09      8.78
 1996                              10.80         .53            (.09)            (.54)             --       10.70      4.12
 1995                              10.48         .54             .32             (.54)             --       10.80      8.59
 1994 (c)                          11.29         .16            (.81)            (.16)             --       10.48    (17.21)*

CLASS R (2/97)
 1998 (d)                          11.09         .30             .37             (.31)             --       11.45      6.07
 1997 (c)                          11.17         .15            (.08)            (.15)             --       11.09       .67
------------------------------------------------------------------------------------------------------------------------------

  *  Annualized.
 ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Louisiana.
*** The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(c)  From commencement of class operations as noted.
(d)  For the six months ending November 30, 1997.

______
24

                                           RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
                                               RATIO                        RATIO
                                              OF NET                       OF NET
                             RATIO OF     INVESTMENT       RATIO OF    INVESTMENT
                             EXPENSES      INCOME TO       EXPENSES     INCOME TO
                           TO AVERAGE        AVERAGE     TO AVERAGE       AVERAGE
                           NET ASSETS     NET ASSETS     NET ASSETS    NET ASSETS
     NET ASSETS                BEFORE         BEFORE          AFTER         AFTER     PORTFOLIO
  END OF PERIOD            REIMBURSE-     REIMBURSE-     REIMBURSE-    REIMBURSE-      TURNOVER
 (IN THOUSANDS)                  MENT           MENT       MENT (B)      MENT (B)          RATE
-----------------------------------------------------------------------------------------------
      $  82,028                    .88%*        5.09%*         .81%*        5.16%*           10%
         76,030                    1.03         5.14           .79          5.38             25
         72,005                    1.09         5.17           .80          5.46             26
         68,145                    1.18         5.45           .83          5.80             44
         66,281                    1.12         5.10           .66          5.56             22
         54,483                    1.16         5.40           .61          5.95             29
         38,873                    1.22         5.70           .49          6.43             43
         27,762                    1.17         6.00           .38          6.79             57
         16,678                    1.48*        5.36*          .44*         6.40*            32

          3,779                    1.64*        4.33*         1.56*         4.41*            10
            917                    1.65*        4.50*         1.46*         4.69*            25

         10,714                    1.43*        4.54*         1.36*         4.61*            10
          7,645                    1.57         4.59          1.33          4.83             25
          5,658                    1.64         4.58          1.35          4.87             26
          3,220                    1.73         4.85          1.37          5.21             44
          1,501                    1.68*        4.34*         1.23*         4.79*            22

             23                     .67*        5.28*          .60*         5.35*            10
             --                     .08*        5.27*          .04*         5.31*            25
-----------------------------------------------------------------------------------------------

______
25

                      ADDITIONAL INVESTMENT OPPORTUNITIES

NUVEEN FAMILY OF MUTUAL FUNDS

Nuveen offers a variety of funds designed to help you reach your financial goals.


GROWTH FUNDS

Nuveen Rittenhouse Growth Fund


GROWTH AND INCOME FUNDS

Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund


MUNICIPAL BOND FUNDS


NATIONAL FUNDS

Long-Term
Insured
Intermediate
Limited Term


STATE FUNDS

Alabama         Michigan
Arizona         Missouri
California      New Jersey
Colorado        New Mexico
Connecticut     New York
Florida         North Carolina
Georgia         Ohio
Kansas          Pennsylvania
Kentucky        South Carolina
Louisiana       Tennessee
Maryland        Virginia
Massachusetts   Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

______
26

                               FUND INFORMATION


BOARD OF TRUSTEES

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


FUND MANAGER

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


TRANSFER AGENT AND
SHAREHOLDER SERVICES

Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530


LEGAL COUNSEL

Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.


INDEPENDENT PUBLIC ACCOUNTANTS

Arthur Andersen LLP
Chicago, Illinois

______
27

                               SERVING INVESTORS
                                FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

NUVEEN

Municipal
Bonds Funds


November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.

Alabama

Contents

1   Dear Shareholder

3   Answering Your Questions

6   Performance Overview

8   Portfolio of Investments

12  Statement of Net Assets

13  Statement of Operations

14  Statement of Changes in Net Assets

15  Notes to Financial Statements

21  Financial Highlights

24  Additional Investment Opportunities

25  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board



Wealth takes a lifetime

to build. Once achieved,

it should be preserved.



Dear Shareholder


It's a pleasure to share with you the Nuveen Flagship Alabama Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.81%. To match this yield, investors in the 33.5% combined federal and state income tax bracket would have had to earn at least 7.23% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 8.01% with income reinvested, far outpacing the average return of 6.76% for its peer group, the Lipper Alabama municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import

"The events of 1997

have focused renewed

attention on the need

for diversification and

appropriate asset allocation."

prices-due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio
The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

Answering Your Questions


What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

How has the fund performed during this period?

As Tim mentioned in his letter to shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 8.01%, which compares favorably with the one-year average return of 6.76% for the peer group of Alabama municipal bond funds tracked by Lipper Analytical Services-a 125 basis point difference. Once again, this fund was the top performer in its category, ranking first among the eight municipal bond funds in the grouping.

"We concentrated on identifying individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward"

Given the current municipal market, where were you able to find value?

We concentrated on identifying individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year. These bonds are going to be increasingly difficult to find as other market participants struggle to maintain good structure in their portfolios. We also executed "swaps" earlier in the year, which allowed the fund to maintain its tax-free distribution yield even as interest rates declined.

What are your key strategies for the coming year?

To sustain such outstanding performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Alabama
Municipal Bond Fund
Performance Overview
As of November 30, 1997



Fund Highlights

================================================================================
Share Class                       A              B              C              R
Inception Date                 4/94           2/97           2/97           2/97
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $10.45         $10.46         $10.47         $10.51
--------------------------------------------------------------------------------
CUSIP                     67065P105      67065P204      67065P303      67065P402
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                   $7,198
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          21.64
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           8.47
--------------------------------------------------------------------------------



Annualized Total Return(1)

================================================================================
Share Class          A(NAV)        A(Offer)           B           C           R
1-Year                8.01%           3.45%       7.38%       7.69%        8.80%
--------------------------------------------------------------------------------
3-Year               11.06%           9.49%      10.44%      10.68%       11.32%
--------------------------------------------------------------------------------
Since Inception       7.94%           6.68%       7.34%       7.57%        8.16%
--------------------------------------------------------------------------------


Tax-Free Yields

================================================================================
Share Class          A(NAV)        A(Offer)           B           C            R
Dist Rate             5.05%           4.84%       4.30%       4.53%        5.25%
--------------------------------------------------------------------------------
SEC 30-Day Yld        4.81%           4.61%       4.07%       4.27%        5.17%
--------------------------------------------------------------------------------
Taxable Equiv Yld(2)  7.23%           6.93%       6.12%       6.42%        7.77%
--------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A Shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares convert automatically to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 33.5%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

AAA 67%
AA 19%
A 10%
BBB/NR 4%

------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

Water & Sewer 21%
Other 4%
Transportation 7%
Utilities 11%
Health Care 24%
Capital Goods 4%
U.S. Guaranteed 3%
Education/Civic Org.  14%
Tax Obligation (G.O)12%
------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

December 1996    0.0449
January 1997     0.045
February         0.0442
March            0.0442
April            0.0442
May              0.0442
June             0.044
July             0.044
August           0.044
September        0.044
October          0.044
November         0.044


                         Portfolio of Investments (Unaudited)
                         Nuveen Flagship Alabama

            Principal                                                            Optional Call               Market
               Amount    Description                                               Provisions*  Ratings**     Value
--------------------------------------------------------------------------------------------------------------------
                         Capital Goods - 3.7%

            $ 250,000    Tallahassee, Alabama, Industrial Development              8/06 at 102         A1  $266,018
                            Board, Revenue Refunding, United Tech Composite
                            Product, Series A, 6.100%, 8/01/14
-------------------------------------------------------------------------------------------------------------------
                         Education and Civic Organizations - 13.5%

              495,000    Alabama Agricultural & Mechanical University,            11/05 at 102        AAA   501,782
                            Formerly Alabama Agricultural & Mechanical College,
                            5.500%, 11/01/20

              150,000    Birmingham Southern College, Alabama, Private             6/06 at 102         A3   156,168
                            Educational Building Authority, Tuition,
                            6.000%, 12/01/21

              200,000    Troy State University, Troy State University/             6/07 at 102        AAA   206,712
                            City of Troy Project, 5.650%, 6/01/27

              110,000    University South, Alabama, University Revenues,           5/06 at 102        AAA   108,587
                            Refunding, Tuition, 5.000%, 11/15/15
-------------------------------------------------------------------------------------------------------------------
                         Forest and Paper Products - 1.5%

              100,000    Courtland, Alabama, Industrial Development Board,         9/05 at 102       Baa1   107,776
                            Solid Waste Disposal Revenue, Champion
                            International Corporation Project, Series A,
                            6.500%, 9/01/25
-------------------------------------------------------------------------------------------------------------------
                         Health Care - 23.4%

              600,000    Alabama Special Care Facilities Financing Authority,     11/05 at 101        AA+   561,468
                            Birmingham Revenue Refunding, Daughters Charity,
                            St. Vincents, 5.000%, 11/01/25

              150,000    Birmingham, Alabama, Special Care Facilities              6/07 at 102        AAA   151,658
                            Financing Authority, Health Care Facility Revenue,
                            Children's Hospital, 5.500%, 6/01/22

              200,000    Birmingham, Alabama, Special Care Facilities              8/05 at 102        AAA   209,322
                            Financing Authority, Revenue Refunding, Carraway
                            Methodist Health System, Series A, 5.875%, 8/15/15

              100,000    Colbert County, Northwest Alabama Health Care             6/05 at 102        AAA   104,542
                            Authority, Health Care Facilities Revenue,
                            Helen Keller Hospital, 5.750%, 6/01/15

              300,000    Huntsville, Alabama, Health Care Authority, Series A,     6/07 at 102        AAA   290,199
                            5.000%, 6/01/17 (WI)

               25,000    Huntsville, Alabama, Health Care Authority, Health        6/02 at 110        AAA    27,701
                             Care Facilities Revenue, Series B, 6.500%, 6/01/13

        8


           Principal                                                                      Optional Call                    Market
              Amount           Description                                                  Provisions*   Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------
                               Health Care - continued
          $  100,000           Lauderdale County & Florence, Alabama, Health Care           7/06 at 102         AAA    $  104,265
                                 Authority, Revenue Refunding, Eliza Coffee Memorial
                                 Hospital, 5.750%, 7/01/19

             150,000           Puerto Rico Industrial Tourist Educational Medical &         7/05 at 102         AAA       163,090
                                 Environmental Control Facilities Financing Authority,
                                 Hospital Revenue, Series A, 6.250%, 7/01/24

              70,000           Puerto Rico Industrial Tourist Educational Medical &     8/05 at 101 1/2         AAA        75,311
                                 Environmental Control Facilities Financing Authority,
                                 Hospital Revenue Refunding, Pila Hospital Project,
                                 Series A, 5.875%, 8/01/12
---------------------------------------------------------------------------------------------------------------------------------
                               Housing/Single Family - 1.6%

              85,000           Alabama Housing Finance Authority, Single Family             4/05 at 102         Aaa        89,570
                                 Mortgage Revenue, Collateralized Home Mortgage,
                                 Series A-2, 6.400%, 10/01/20

              25,000           Alabama Housing Finance Authority, Single Family             4/04 at 102         Aaa        26,821
                                 Mortgage Revenue, Home Mortgage, Series A-1,
                                 6.600%, 4/01/19
---------------------------------------------------------------------------------------------------------------------------------
                               Tax Obligation/General - 11.5%

             150,000           Birmingham, Alabama, Refunding, Series A,                    4/02 at 102          AA       155,709
                                 5.750%, 4/01/19

             180,000           Mobile, Alabama, Capital Improvement,                        2/06 at 102         AAA       188,334
                                 5.750%, 2/15/16

             200,000           Northport, Alabama, Series A, 5.700%, 3/01/21                3/06 at 102         AAA       207,694

                               Puerto Rico Commonwealth:
             150,000             6.450%, 7/01/17                                            7/04 at 102           A       166,200
             100,000             6.500%, 7/01/23                                        7/04 at 101 1/2           A       110,481
---------------------------------------------------------------------------------------------------------------------------------
                               Tax Obligation/Limited - 1.5%

             100,000           Alabama State Public School & College Authority,            No Opt. Call          Aa       107,430
                                 Refunding, Series A, 6.000%, 8/01/02
---------------------------------------------------------------------------------------------------------------------------------
                               Transportation - 7.2%

                               Alabama State Docks Department, Docks
                               Facilities Revenue:
             200,000             6.100%, 10/01/13                                          10/06 at 102         AAA       215,136
             200,000             5.375%, 10/01/17                                          10/07 at 102         AAA       200,246

             100,000           Huntsville-Madison County, Alabama, Airport Authority        1/07 at 102         AAA        99,490
                                 Airport Terminal Revenue, 5.400%, 7/01/19


               Portfolio of Investments (Unaudited)
               Nuveen Flagship Alabama - continued

            Principal                                                              Optional Call                Market
               Amount    Description                                               Provisions*    Ratings**     Value
------------------------------------------------------------------------------------------------------------------------------------
                         U.S. Guaranteed - 3.3%

$              50,000    Puerto Rico Commonwealth Highway & Transportation         7/02 at 101 1/2      AAA   $ 55,666
                            Authority, Highway Revenue, Series T,
                            6.625%, 7/01/18 (Pre-refunded to 7/01/02)
              160,000    Puerto Rico Electric Power Authority, Power Revenue,      7/01 at 102          Aaa    178,080
                            Formerly Puerto Rico Commonwealth Water
                            Resource Authority, Series P, 7.000%, 7/01/21
                            (Pre-refunded to 7/01/01)
------------------------------------------------------------------------------------------------------------------------------------
                         Utilities - 11.0%

              150,000    Clark & Mobile County, Alabama, Gas District              12/06 at 102         AAA    154,701
                            Natural Gas System Revenue, Refunding,
                            5.600%, 12/01/17

               90,000    Huntsville, Alabama, Electric System Revenue,             12/03 at 102          AA     96,879
                            6.100%, 12/01/10

              200,000    Oneonta, Alabama, Utilities Board, Utility Revenue        11/06 at 102         AAA    202,944
                            Refunding, 5.500%, 11/01/23

              165,000    Puerto Rico Electric Power Authority, Power Revenue,      7/04 at 102          BBB+   181,351
                            Formerly Puerto Rico Commonwealth Water
                            Resource Authority Power, Series T, 6.375%, 7/01/24

              150,000    Puerto Rico Electric Power Authority, Power Revenue,      No Opt. Call         AAA    154,722
                            Formerly Puerto Rico Commonwealth Water
                            Resource Authority, Series Aa, 5.000%, 7/01/07
------------------------------------------------------------------------------------------------------------------------------------
                         Water and Sewer - 20.5%

               25,000    Alabama Water Pollution Control Authority,                8/05 at 100          AAA     27,803
                            Revolving Fund Loan, Series A, 6.750%, 8/15/17

              400,000    Bayou Louisiana Batre, Alabama, Utilities Board,          3/07 at 102           AA    412,340
                            Water & Sewer Revenue Refunding & Improvement,
                            5.750%, 3/01/27

              375,000    Cherokee County, Alabama, Water Authority, Water          4/07 at 102          AAA    392,149
                            Revenue, Refunding, 5.750%, 4/01/22

                         Jefferson County, Alabama, Sewer Revenue Refunding,
                         Series A:
              100,000       5.625%, 2/01/22                                        2/07 at 101          AAA    102,876
              200,000       5.375%, 2/01/27                                        2/07 at 100          AAA    199,254

              100,000    Jefferson County, Alabama, Sewer Revenue,                 2/07 at 101          AAA    104,514
                            Series D, 5.750%, 2/01/27

----
10


               Principal                                                             Optional Call                         Market
                  Amount   Description                                                  Provisions*       Ratings**         Value
---------------------------------------------------------------------------------------------------------------------------------

                           Water and Sewer - continued

            $    100,000   Mobile, Alabama, Water &  Sewer Commissions,                1/05 at 102              AAA    $  104,131
                             Water & Sewer Revenue, Series 95,
                             5.500%, 1/01/10

                 125,000   Pritchard, Alabama, Waterworks & Sewer Board,              11/04 at 102              AAA       134,356
                             Water & Sewer Revenue Refunding,
                             6.125%, 11/15/14
---------------------------------------------------------------------------------------------------------------------------------
            $  6,880,000   Total Investments - (cost $6,766,386) - 98.7%                                               7 ,103,476
---------------------------------------------------------------------------------------------------------------------------------
                           Other Assets Less Liabilities - 1.3%                                                            94,715
---------------------------------------------------------------------------------------------------------------------------------
                           Net Assets - 100%                                                                          $7 ,198,191
                           ======================================================================================================
                           *    Optional Call Provisions: Dates (month and year)
                                and prices of the earliest optional call or
                                redemption. There may be other call provisions at
                                varying prices at later dates.

                           **   Ratings: Using the higher of Standard & Poor's or
                                Moody's rating.


                           (WI) Security purchased on a when-issued basis (see note 1).



11                               See accompanying notes to financial statements.


Statement of Net Assets (Unaudited)
November 30, 1997
                                                                          Nuveen Flagship
                                                                                  Alabama
-----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                  $7,103,476
Cash                                                                              323,948
Receivables:
  Fund Manager (note 6)                                                             7,169
  Interest                                                                        106,624
Other assets                                                                           41
-----------------------------------------------------------------------------------------
   Total assets                                                                 7,541,258
-----------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                           288,418
  Shares redeemed                                                                  15,522
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 6)                               2,215
  Other                                                                             7,925
Dividends payable                                                                  28,987
-----------------------------------------------------------------------------------------
   Total liabilities                                                              343,067
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                            $7,198,191
=========================================================================================
Class A Shares (note 1)
Net assets                                                                     $5,060,074
Shares outstanding                                                                484,279
Net asset value and redemption price per share                                 $    10.45
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                           $    10.91
=========================================================================================
Class B Shares (note 1)
Net assets                                                                     $  709,458
Shares outstanding                                                                 67,799
Net asset value, offering and redemption price per share                       $    10.46
=========================================================================================
Class C Shares (note 1)
Net assets                                                                     $1,428,553
Shares outstanding                                                                136,460
Net asset value, offering and redemption price per share                       $    10.47
=========================================================================================
Class R Shares (note 1)
Net assets                                                                     $      106
Shares outstanding                                                                     10
Net asset value, offering and redemption price per share                       $    10.51
=========================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six months ended November 30, 1997
                                                                  Nuveen Flagship Alabama
-----------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                              $175,627
-----------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                           17,783
12b-1 service fees -- Class A (notes 1 and 6)                                       4,844
12b-1 distribution and service fees -- Class B (notes 1 and 6)                      3,139
12b-1 distribution and service fees -- Class C (notes 1 and 6)                      3,608
Shareholders' servicing agent fees and expenses                                     2,226
Custodian's fees and expenses                                                      25,744
Trustees' fees and expenses (note 6)                                                   37
Professional fees                                                                   5,300
Shareholders' reports -- printing and mailing expenses                                346
Federal and state registration fees                                                 2,906
Organizational expenses (note 1)                                                   10,166
Other expenses                                                                         92
-----------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                        76,191
 Expense reimbursement (note 6)                                                   (58,659)
-----------------------------------------------------------------------------------------
Net expenses                                                                       17,532
-----------------------------------------------------------------------------------------
Net investment income                                                             158,095
-----------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                      5,575
Net change in unrealized appreciation or depreciation of investments              190,108
-----------------------------------------------------------------------------------------
Net gain from investments                                                         195,683
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $353,778
=========================================================================================

                                 See accompanying notes to financial statements.


Statement of Net Assets (Unaudited)


                                                                                          Nuveen Flagship Alabama
                                                                                       -----------------------------
                                                                                       Six months ended   Year ended
                                                                                               11/30/97      5/31/97*
--------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                        $  158,095   $  197,497
Net realized gain from investment transactions (notes 1 and 4)                                    5,575          588
Net change in unrealized appreciation or depreciation
  of investments                                                                                190,108      138,286
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                      353,778      336,371
--------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                                      (123,279)    (195,673)
  Class B                                                                                       (14,419)      (2,069)
  Class C                                                                                       (19,636)        (212)
  Class R                                                                                            (3)          (1)
--------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                                      (157,337)    (197,955)
--------------------------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                                              2,206,882    2,438,658
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                                           81,178       99,346
--------------------------------------------------------------------------------------------------------------------
                                                                                              2,288,060    2,538,004
--------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                        (527,838)    (691,292)
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                                       1,760,222    1,846,712
--------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                    1,956,663    1,985,128
Net assets at the beginning of period                                                         5,241,528    3,256,400
--------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                              $7,198,191   $5,241,528
====================================================================================================================
Balance of undistributed net investment income at end of period                              $      815   $       57
====================================================================================================================

*Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1).

                                 See accompanying notes to financial statements.

              Notes to Financial Statements (Unaudited)





              1.  General Information and Significant Accounting Policies

              The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Alabama Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

              The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

              After the close of business on January 31, 1997, Flagship Alabama Double Tax Exempt Fund ("Flagship Alabama") was reorganized into the Trust and renamed Nuveen Flagship Alabama Municipal Bond Fund ("Nuveen Flagship Alabama"). Prior to the reorganization, Flagship Alabama was a sub-trust of the Flagship Tax Exempt Funds Trust.

              The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

              The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.


              Securities Valuation

              The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.


              Securities Transactions

              Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had an outstanding when-issued purchase commitment of $288,418.


              Interest Income

              Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

              Dividends and Distributions to Shareholders

              Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

              Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.


              Income Taxes

              The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Alabama state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.


              Flexible Sales Charge Program

              The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

              Derivative Financial Instruments

              The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.


              Expense Allocation

              Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


              Use of Estimates

              The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.


              Organizational Expenses

              The organizational expenses incurred on behalf of the Fund (approximately $60,800) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $30,430 has been reimbursed.

2. Fund Shares
Transactions in Fund shares were as follows:

                                         Six months ended 11/30/97                    Year ended 5/31/97*
                                     -------------------------------------------------------------------------
                                         Shares             Amount                   Shares          Amount
--------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                89,387           $  923,005                165,385         $1,650,047
  Class B                                 8,676               89,667                 58,298            585,381
  Class C                               115,767            1,194,210                 20,200            203,130
  Class R                                    --                   --                     10                100
Shares issued to
 shareholders due to
 reinvestment of distributions:
  Class A                                 6,577               67,530                  9,936             99,346
  Class B                                   825                8,533                     --                 --
  Class C                                   493                5,115                     --                 --
  Class R                                    --                   --                     --                 --
--------------------------------------------------------------------------------------------------------------
                                        221,725            2,288,060                253,829          2,538,004
--------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                               (50,952)            (527,838)               (69,498)          (691,292)
  Class B                                    --                   --                     --                 --
  Class C                                    --                   --                     --                 --
  Class R                                    --                   --                     --                 --
--------------------------------------------------------------------------------------------------------------
                                        (50,952)            (527,838)               (69,498)          (691,292)
--------------------------------------------------------------------------------------------------------------
Net increase                            170,773           $1,760,222                184,331         $1,846,712
==============================================================================================================

* Information represents eight months of Flagship Alabama and four months of Nuveen Flagship Alabama (see note 1).


3. Distributions to Shareholders

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

--------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                                               $.0440
  Class B                                                                                                .0375
  Class C                                                                                                .0395
  Class R                                                                                                .0460
--------------------------------------------------------------------------------------------------------------

              4. Securities Transactions

              Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $2,260,644 and $363,091, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $1,200,000 and $1,200,000, respectively.

              At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

              At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $11,473 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2005.

              5. Unrealized Appreciation (Depreciation)

              At November 30, 1997, net unrealized appreciation aggregated $337,090, all of which related to appreciated securities.

              6. Management Fee and Other Transactions with Affiliates

              Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

              Average daily net asset value                   Management fee
              --------------------------------------------------------------
              For the first $125 million                         .5500 of 1%
              For the next $125 million                          .5375 of 1
              For the next $250 million                          .5250 of 1
              For the next $500 million                          .5125 of 1
              For the next $1 billion                            .5000 of 1
              For net assets over $2 billion                     .4750 of 1
              --------------------------------------------------------------

              The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

              The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

              During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $18,200 of which approximately $15,900 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

               During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $15,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $6,700 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

               7. Composition of Net Assets
               At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------------------------------
               Capital paid-in                                                                $6,868,888
               Balance of undistributed net investment income                                        815
               Accumulated net realized gain (loss) from investment transactions                  (8,602)
               Net unrealized appreciation of investments                                        337,090
--------------------------------------------------------------------------------------------------------
               Net assets                                                                     $7,198,191
========================================================================================================

Financial Highlights

                       Financial Highlights (Unaudited)

                       Selected data for a common share outstanding throughout each period is as follows:

Class (Inception date)                 Operating performance         Less distributions
                                      -----------------------    --------------------------
                                                           Net
Nuveen Flagship Alabama**        Net              realized and    Dividends                     Net      Total
                               asset                unrealized    from tax-                   asset     return
                               value         Net   gain (loss)   exempt net   Distributions   value     on net
Year ending                beginning  investment          from   investment    from capital  end of      asset
May 31,                    of period  income (b)   investments       income           gains  period  value (a)
---------------------------------------------------------------------------------------------------------------
Class A (4/94)
  1998 (d)                    $10.12        $.26         $ .33        $(.26)            $--  $10.45       5.92%
  1997                          9.77         .53           .35         (.53)             --   10.12       9.22
  1996                          9.94         .53          (.17)        (.53)             --    9.77       3.72
  1995                          9.66         .52           .28         (.52)             --    9.94       8.77
  1994 (c)                      9.58         .03           .09         (.04)             --    9.66       9.34*

Class B (2/97)
  1998 (d)                     10.14         .22           .33         (.23)             --   10.46       5.43
  1997 (c)                     10.16         .11          (.02)        (.11)             --   10.14        .94

Class C (2/97)
  1998 (d)                     10.14         .23           .34         (.24)             --   10.47       5.63
  1997 (c)                     10.16         .12          (.02)        (.12)             --   10.14        .99

Class R (2/97)
  1998 (d)                     10.13         .32           .34         (.28)             --   10.51       6.54
  1997 (c)                     10.16         .16          (.05)        (.14)             --   10.13       1.08

---------------------------------------------------------------------------------------------------------------

              *  Annualized.

             ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Alabama.

            (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

            (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

            (c)  From commencement of class operations as noted.

            (d)  For the six months ending November 30, 1997.


                           Ratios/Supplemental data
------------------------------------------------------------------------------
                                    Ratio                     Ratio
                                   of net                    of net
                    Ratio of   investment     Ratio of   investment
                    expenses    income to     expenses    income to
                  to average      average   to average      average
                  net assets   net assets   net assets   net assets
    Net assets        before       before        after        after  Portfolio
 end of period    reimburse-   reimburse-   reimburse-   reimburse-   turnover
(in thousands)          ment         ment      ment(b)      ment(b)       rate
------------------------------------------------------------------------------
        $5,060          2.20%*       3.23%*        .38%*       5.05%*        6%
         4,446          3.04         2.65          .40         5.29         72
         3,256          3.19         2.53          .48         5.24         42
         1,880          7.61        (1.98)         .16         5.47        120
           357         34.92*      (32.50)*         --         2.42*        --

           709          2.95*        2.49*        1.13*        4.31*         6
           591          2.79*        2.18*         .71*        4.26*        72

         1,429          2.75*        2.67*         .94*        4.48*         6
           205          2.62*        2.35*         .40*        4.57*        72

            --           .60*        5.64*          --         6.24*         6
            --           .91*        5.26*          --         6.17*        72
------------------------------------------------------------------------------

---
23

Additional Investment
Opportunities


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama          Michigan
Arizona          Missouri
California       New Jersey
Colorado         New Mexico
Connecticut      New York
Florida          North Carolina
Georgia          Ohio
Kansas           Pennsylvania
Kentucky         South Carolina
Louisiana        Tennessee
Maryland         Virginia
Massachusetts    Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Fund Information




Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, Illinois


---
25

Serving Investors
for Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.
Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time--with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.



NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

NUVEEN

Municipal
Bond Funds


November 30, 1997


Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.






Georgia

Contents


1   Dear Shareholder

3   Answering Your Questions

6   Performance Overview

8   Portfolio of Investments

16  Statement of Net Assets

17  Statement of Operations

18  Statement of Changes in Net Assets

19  Notes to Financial Statements

25  Financial Highlights

28  Additional Investment Opportunities

29  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]
Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.


Dear Shareholder


It's a pleasure to share with you the Nuveen Flagship Georgia Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.57%. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 7.03% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 9.77% with income reinvested, far outpacing the average return of 6.87% for its peer group, the Lipper Georgia municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

The Year in Review

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

Helping You Build A Better Portfolio

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,


/s/ Tim R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

Answering Your Questions

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.



What economic and market factors influenced the performance of municipal bonds over the past year?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

How has the fund performed during this period?

As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 9.77%, which compares favorably with the one-year average return of 6.87% for the peer group of Georgia municipal bond

"The price appreciation of the bonds in the portfolio has allowed us to maintain strong dividends even as interest rates fell during the year."



funds tracked by Lipper Analytical Services--a 290 basis point difference. Once again, this fund was one of the top performers in its category, ranking second among the 32 municipal bond funds in the grouping.

Given the current municipal market, where were you able to find value?

One of the ways that we achieved such outstanding performance and created value for shareholders was by finding well-structured bonds to add to the portfolio. We looked for bonds with the combination of maturity, credit quality and call protection that we felt would appreciate in value. Well-structured state bonds are becoming more difficult to find in the competitive marketplace, so those bonds in our portfolio are increasing in value. The price appreciation of the bonds in the portfolio has allowed us to maintain strong dividends even as interest rates fell during the year.

What are your key strategies for the coming year?

To sustain this level of performance, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, we will continue to selectively purchase the bonds that we feel will keep the portfolio balanced in all of these areas. With the future of the economy so uncertain and many experts calling for a market correction, we will lean toward a more cautious portfolio management strategy in the coming months.

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."


As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

What is your outlook for the municipal market?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship Georgia
Municipal Bond Fund
Performance Overview
As of November 30, 1997





Fund Highlights

================================================================================
Share Class                       A              B              C              R
Inception Date                 3/86           2/97           1/94           2/97
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $11.08         $11.09         $11.05         $11.04
--------------------------------------------------------------------------------
CUSIP                     67065P501      67065P600      67065P709      67065P808
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Total Net Assets ($000)                                                 $134,497
--------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                          22.11
--------------------------------------------------------------------------------
Average Weighted Duration (Years)                                           8.63
--------------------------------------------------------------------------------


Annualized Total Return1

================================================================================
Share Class            A(NAV)       A(Offer)           B           C           R
1-Year                  9.77%          5.12%       9.12%       9.08%       9.57%
--------------------------------------------------------------------------------
5-Year                  7.26%          6.35%       6.67%       6.62%       7.22%
--------------------------------------------------------------------------------
10-Year                 8.39%          7.93%       7.92%       7.77%       8.38%
--------------------------------------------------------------------------------


Tax-Free Yields

================================================================================
Share Class            A(NAV)       A(Offer)           B           C           R
--------------------------------------------------------------------------------
Dist Rate               5.09%          4.87%       4.38%       4.56%       5.33%
--------------------------------------------------------------------------------
SEC 30-Day Yld          4.57%          4.38%       3.83%       4.03%       4.78%
--------------------------------------------------------------------------------
Taxable Equiv Yld2      7.03%          6.74%       5.89%       6.20%       7.35%
--------------------------------------------------------------------------------

1 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

2 Based on SEC Yield and a combined federal and state income tax rate of 35%.
  Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

A                                                                            19%
AA                                                                           16%
BBB/NR                                                                        8%
AAA/Pre-refunded                                                             57%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

Utilities                                                                     9%
Health Care                                                                  12%
Tax Obligation (Limited)                                                     21%
U.S. Guaranteed                                                              15%
Water & Sewer                                                                 4%
Tax Obligation (G.O.)                                                         6%
Other                                                                         6%
Housing (Multi-Family)                                                       14%
Housing (Single-Family)                                                      13%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

December 1996    0.04786
January 1997     0.04799
February 1997    0.0471
March 1997       0.0471
April 1997       0.0471
May 1997         0.0471
June 1997        0.047
July 1997        0.047
August 1997      0.047
September 1997   0.047
October 1997     0.047
November 1997    0.047

                    Portfolio of Investments (Unaudited)
                    Nuveen Flagship Georgia

            Principal                                                        Optional Call                          Market
            Amount           Description                                      Provisions*         Ratings**          Value
--------------------------------------------------------------------------------------------------------------------------
                             Consumer Cyclical - 0.4%

            $  500,000       White County, Georgia, Development Authority     6/02 at 102              BBB+     $  533,940
                               Industrial Development Revenue,
                               Springs Industries, Inc., 6.850%, 6/01/10
--------------------------------------------------------------------------------------------------------------------------
                             Consumer Staples - 2.4%

             1,000,000       Cartersville, Georgia, Development Authority     5/02 at 102                A+      1,096,230
                               Water and Wastewater Facilities,
                               Anheuser Busch, 6.750%, 2/01/12

             2,000,000       Cartersville, Georgia, Development Authority     5/07 at 101                A+      2,097,920
                               Sewer Facilities, Anheuser Busch,
                               6.125%, 5/01/27
--------------------------------------------------------------------------------------------------------------------------
                             Education and Civic Organizations - 1.3%

             1,000,000       Private Colleges & Universities Facilities       No Opt. Call              AAA      1,168,980
                               Authority, Georgia Revenue,
                               Mercer University Project, 6.500%, 11/01/15

               500,000       Private Colleges & Universities Authority,       6/04 at 102               AAA        544,900
                               Georgia Revenue, Spelman College Project,
                               6.200%, 6/01/14
--------------------------------------------------------------------------------------------------------------------------
                             Forest and Paper Products - 2.0%

             1,000,000       Savannah, Georgia, Economic Development          No Opt. Call               A1      1,102,990
                               Authority, Pollution Control Revenue,
                               Union Camp Corporation Project,
                               6.150%, 3/01/17

                             Wayne County, Georgia, Development Authority,
                               Solid Waste Disposal Revenue,
                               Rayonier Inc. Project:
             1,000,000           6.100%, 11/01/07                             5/03 at 102              BBB+      1,062,580
               500,000           8.000%, 7/01/15                              7/00 at 102              BBB+        541,785
--------------------------------------------------------------------------------------------------------------------------
                             Health Care - 11.9%

             3,000,000       Chatham County, Georgia, Hospital Authority,     1/07 at 102               AAA      3,004,860
                               Revenue Refunding & Improvement Hospital,
                               Memorial Medical Center A,
                               5.250%, 1/01/16

               500,000       Cherokee County, Georgia, Hospital Authority     12/00 at 102              AAA        548,810
                               Revenue Certificates, Series 1990,
                               7.250%, 12/01/15


            Principal                                                              Optional Call                         Market
               Amount    Description                                                 Provisions*  Ratings**               Value
-------------------------------------------------------------------------------------------------------------------------------
                         Health Care -- continued
           $1,000,000    Coffee County, Georgia, Hospital Authority,               12/06 at 102         N/R        $  1,019,120
                           Anticipation Certificates, Coffee
                           Regional Medical, Series A,
                           6.750%, 12/01/16

                         Dalton, Georgia, Development Authority,
                         Revenue Certificates, Hamilton
                         Health Care System:
            2,000,000      5.500%, 8/15/26                                         No Opt. Call         AAA           2,073,560
            2,000,000      5.250%, 8/15/26                                          2/07 at 102         AAA           1,976,440

            2,600,000    Fulco, Georgia, Hospital Authority, Anticipation           9/02 at 102        Baa1           2,865,668
                           Certificates, Georgia Baptist Health Care,
                           Series A, 6.375%, 9/01/22

            2,250,000    Fulco, Georgia, Hospital Authority, Anticipation           9/02 at 102        Baa1           2,479,905
                           Certificates, Georgia Baptist Health, Series B,
                           6.375%, 9/01/22

            1,000,000    Gainesville and Hall County, Georgia, Hospital            10/05 at 102         AAA           1,064,110
                           Authority, Anticipation Certificates,
                           Northeast Georgia Healthcare Project,
                           6.000%, 10/01/20

            1,000,000    Gwinnett County, Georgia, Hospital Authority               9/07 at 101         AAA             989,510
                           Anticipation Certificates, Gwinnett Hospital
                           System Inc. Project, Series A,
                           5.250%, 9/01/27
-------------------------------------------------------------------------------------------------------------------------------
                         Housing/Multifamily -- 13.4%
            1,840,000    Augusta, Georgia, Housing Authority, Mortgage              5/05 at 102          Aa           1,941,973
                           Revenue, River Glen
                           Apartments, Series A,
                           6.500%, 5/01/27

              755,000    Clayton County, Georgia, Housing Authority,               12/05 at 102         AAA             768,824
                           Multifamily Housing Revenue, Advantages
                           of Atlanta Apartments Project,
                           5.700%, 12/01/16

            1,000,000    De Kalb County, Georgia, Housing Authority,                1/05 at 102         AAA           1,090,840
                           Multifamily Housing Revenue, The Lakes at
                           Indian Creek Project, 7.150%, 1/01/25

            3,470,000    De Kalb County, Georgia, Housing Authority                 1/06 at 102           A           3,634,443
                           Multifamily Housing Revenue,
                           Regency Woods I & II Project, Series A,
                           6.500%, 1/01/26


                 Portfolio of Investments (Unaudited)
                 Nuveen Flagship Georgia -- continued

  Principal                                                           Optional Call                         Market
     Amount      Description                                            Provisions*     Ratings**            Value
------------------------------------------------------------------------------------------------------------------
                 Housing/Multifamily -- continued
 $4,000,000      Fulton County, Georgia, Housing Authority,             7/06 at 102             A     $  4,154,200
                   Multifamily Housing Revenue,
                   Concorde Place Apartments Project,
                   Series A, 6.375%, 1/01/27

  4,715,000      Lawrenceville, Georgia, Housing Authority,             6/07 at 102           AAA        5,043,211
                   Multifamily Revenue, Knollwood Park
                   Apartments Project, 6.250%, 12/01/29

  1,300,000      Macon, Georgia, Housing Authority, Mortgage           10/04 at 102           Aaa        1,371,474
                   Revenue, The Vistas, Series A,
                   6.450%, 4/01/26
------------------------------------------------------------------------------------------------------------------
                 Housing/Single Family -- 12.7%

                 Fulton County, Georgia, Housing Authority,
                 Single Family Revenue, Series A:
    355,000        6.550%, 3/01/18                                      3/05 at 102           AAA          377,748
    120,000        6.600%, 3/01/28                                      3/05 at 102           AAA          126,526

  1,290,000      Fulton County, Georgia, Housing Authority,             9/06 at 102           AAA        1,339,820
                   Single Family Revenue, Mortgage Backed
                   Securities, Series A, 6.125%, 9/01/18

  2,000,000      Fulton County, Georgia, Housing Authority,             9/06 at 102           AAA        2,082,660
                   Mortgage Backed Securities, Series A,
                   6.200%, 9/01/27

                 Georgia State Housing and Finance Authority,
                 Single Family Mortgage, Series A:
  1,215,000        6.500%, 12/01/17                                    12/04 at 102           AA+        1,284,000
    750,000        6.600%, 12/01/23                                    12/04 at 102           AA+          795,008

                 Georgia State Housing and
                 Finance Authority,
                 Single Family Mortgage, Subseries A-2:
  1,000,000        6.400%, 12/01/15                                     3/05 at 102           AA+        1,053,380
  4,000,000        6.450%, 12/01/27                                     6/06 at 102           AA+        4,254,240

  2,500,000      Georgia State Housing and Finance Authority,           6/05 at 102           AA+        2,650,550
                   Single Family Mortgage, Subseries B-2,
                   6.550%, 12/01/27

    290,000      Georgia State Residential Finance Authority,          12/99 at 103           AA+          304,938
                   Home Ownership Mortgage, Series D,
                   Subseries D-3, 7.800%, 6/01/21

    325,000      Georgia State Residential Finance Authority,          12/00 at 103           AA+          343,678
                   Home Ownership Mortgage, Series A
                   Subseries A, 2, 7.750%, 6/01/18

                 10


      Principal                                                            Optional Call                                Market
         Amount      Description                                             Provisions*       Ratings**                 Value
------------------------------------------------------------------------------------------------------------------------------
                     Housing/Single Family -- continued
     $1,570,000      Georgia State Residential Finance Authority,           12/01 at 103             AA+          $  1,666,398
                       Home Ownership Mortgage, Series A,
                       7.250%, 12/01/21

        750,000      Georgia State Residential Finance Authority,           12/98 at 103             AA+               781,763
                       Single Family Insured Mortgage, FHA-lnsured,
                       Virginia Guaranteed, Series B, Subseries B-1,
                       8.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/General -- 5.6%

                     Peach County, Georgia, School District:
      1,015,000        6.300%, 2/01/14                                       2/05 at 102             AAA             1,114,998
      3,810,000        6.400%, 2/01/19                                       2/05 at 102             AAA             4,220,413

        450,000      Puerto Rico Commonwealth, 6.450%, 7/01/17           7/04 at 101 1/2             AAA               501,584

      1,500,000      Washington County, Georgia, School District,            1/05 at 102             AAA             1,706,070
                       6.875%, 1/01/14
------------------------------------------------------------------------------------------------------------------------------
                     Tax Obligation/Limited -- 20.2%

      1,000,000      Atlanta, Georgia, Solid Waste Management               12/06 at 100              AA             1,000,710
                       Authority, Landfill Closure Project,
                       5.250%, 12/01/21

        570,000      Burke County, Georgia, Development Authority,           2/01 at 102               A               621,272
                       Industrial Development Revenue, Georgia
                       Safe Corporation Project, 7.500%, 2/01/11

      1,150,000      Burke County, Georgia, Economic Development            12/02 at 102               A             1,266,967
                       Authority, Industrial Development Revenue,
                       Ritz Instrument Transformers,
                       7.250%, 12/01/11

      1,750,000      Butts County, Georgia, Certificates of                 12/04 at 102             AAA             1,965,005
                       Participation, 6.750%, 12/01/14

      1,000,000      Clarke County, Georgia, Hospital Authority,             1/07 at 100             AAA               958,560
                       Athens Regional Medical Project,
                       5.000%, 1/01/27

      1,215,000      Clayton County, Georgia, Solid Waste                    2/02 at 102              AA             1,305,906
                       Management Authority, Series A,
                       6.500%, 2/01/12

      3,000,000      Cobb, Marietta, Georgia, Coliseum and Exhibit          10/19 at 100             AAA             3,194,790
                       Hall Authority, 5.625%, 10/01/26

        800,000      Downtown Marietta Development Authority,                1/02 at 102             Aaa               877,336
                       Georgia Revenue, Cobb County Lease,
                       6.600%, 1/01/19

11


                             Portfolio of Investments (Unaudited)
                             Nuveen Flagship Georgia -- continued

           Principal                                                           Optional Call                                  Market
              Amount     Description                                             Provisions*           Ratings**               Value
------------------------------------------------------------------------------------------------------------------------------------
                         Tax Obligation/Limited -- continued
          $1,000,000     Downtown Smyrna Development Authority,                  2/05 at 102                 AAA         $ 1,143,000
                           Georgia Revenue, 6.600%, 2/01/17

           2,765,000     Metropolitan Atlanta Rapid Transit Authority,          No Opt. Call                 AA-           3,121,602
                           Georgia Sales Tax Revenue, Series N,
                           6.250%, 7/01/18

             500,000     Metropolitan Atlanta Rapid Transit Authority,          No Opt. Call                 AAA             572,760
                           Georgia Sales Tax Revenue, Series P,
                           6.250%, 7/01/20

                         Puerto Rico Commonwealth Highway and
                         Transportation Authority, Highway Revenue,
                         Series Y:
           2,000,000       5.500%, 7/01/26                                   7/06 at 101 1/2                   A           2,012,660
           6,000,000       5.500%, 7/01/36                                       7/16 at 100                   A           6,090,720

             550,000     Puerto Rico Commonwealth Infrastructure                 7/98 at 102                BBB+             573,986
                           Financing Authority, Series A,
                           7.750%, 7/01/08

           1,055,000     Upper Oconee Basin Water Authority,                     7/08 at 102                 AAA           1,039,354
                           Georgia Revenue, 5.250%, 7/01/27 (WI)

           1,250,000     Ware County, Georgia, Hospital Authority,               3/02 at 102                 AAA           1,364,563
                           Revenue Anticipation Certificates, Series A,
                           6.625%, 3/01/15
------------------------------------------------------------------------------------------------------------------------------------
                         Transportation -- 0.8%

           1,000,000     Atlanta, Georgia, Airport Facilities,                   1/07 at 101                 AAA           1,027,900
                           5.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------------------
                         U.S. Guaranteed -- 14.7%

                         Chatham County, Georgia, Hospital Authority,
                         Memorial Medical Center Inc., Series A:
             100,000       7.000%, 1/01/10 (Pre-refunded to 1/01/01)             1/01 at 102                 AAA             109,716
           1,130,000       7.000%, 1/01/21 (Pre-refunded to 1/01/01)             1/01 at 102                 AAA           1,239,791

             505,000     Cherokee County, Georgia, Water and Sewer              No Opt. Call                 AAA             692,229
                           Authority, 9.750%, 8/01/09

           4,765,000     Colquitt County, Georgia, Development Authority,       No Opt. Call                 Aaa           1,310,423
                           Subseries C, 0.000%, 12/01/21

           1,475,000     Colquitt County, Georgia, Development Authority,       No Opt. Call                 Aaa             405,640
                           Series A, 1st Mortgage, 0.000%, 12/01/21


         Principal                                                                 Optional Call                           Market
            Amount      Description                                                  Provisions*      Ratings**             Value
---------------------------------------------------------------------------------------------------------------------------------
                        U.S. Guaranteed -- continued
          $500,000      Colquitt County, Georgia, Hospital Authority,                3/02 at 102            AAA      $    556,720
                          Colquitt Regional Medical Center,
                          6.700%, 3/01/12 (Pre-refunded to 3/01/02)

         1,000,000      Conyers, Georgia, Water and Sewer, Series A,                 7/04 at 102            AAA         1,150,610
                          6.600%, 7/01/15

           500,000      Dade County, Georgia, Water and Sewer                        7/99 at 102            AAA           536,810
                          Authority, Water and Sewer Revenue,
                          7.600%, 7/01/15 (Pre-refunded to 7/01/99)

         3,000,000      Fulco, Georgia, Hospital Authority, Revenue                  9/02 at 102        Baa1***         3,290,580
                          Anticipation Certificates, Georgia Baptist
                          Health Care, Series A, 6.250%, 9/01/13
                          (Pre-refunded to 9/01/02)

           500,000      Gainesville, Georgia, Water and Sewer Revenue,              11/00 at 102            AAA           551,925
                          Series B, 7.200%, 11/15/10
                          (Pre-refunded to 11/15/00)

         1,855,000      Marietta, Georgia, Development Authority,                   12/99 at 102            AAA         2,003,548
                          Life College Inc. Project, 7.250%, 12/01/19
                          (Pre-refunded to 12/01/99)

         1,200,000      Metropolitan Atlanta Rapid Transit Authority,                7/99 at 102            AAA         1,281,024
                          Georgia Sales Tax Revenue, Series L,
                          7.200%, 7/01/20 (Pre-refunded to 7/01/99)

         1,650,000      Metropolitan Atlanta Rapid Transit Authority,                7/04 at 102            AAA         1,904,892
                          Georgia Sales Tax Revenue, Second Indenture,
                          Series A, 6.900%, 7/1/20
                          (Pre-refunded to 7/01/04)

         2,100,000      Richmond County, Georgia, Development                       No Opt. Call            Aaa           577,521
                          Authority, Subseries C, 0.000%, 12/01/21

         4,810,000      Richmond County, Georgia, Development                       No Opt. Call            Aaa         1,322,798
                          Authority, 1st Mortgage, Series A, 0.000%, 12/01/21

           500,000      Ware County, Georgia, Hospital Authority,                    3/01 at 102            AAA           541,330
                          Revenue Anticipation Certificates,
                          7.125%, 3/1/15 (Pre-refunded to 3/01/01)

         8,800,000      Washington, Georgia, Wilkes Payroll                         No Opt. Call            Aaa         2,420,087
                          Development Authority, Subseries C,
                          0.000%, 12/01/21


                        Portfolio of Investments (Unaudited)
                        Nuveen Flagship Georgia -- continued

         Principal                                                                   Optional Call                         Market
            Amount      Description                                                    Provisions*      Ratings**           Value
---------------------------------------------------------------------------------------------------------------------------------
                        Utilities -- 8.5%
        $1,800,000      Appling County, Georgia, Development Authority,                1/04 at 101            AAA      $2,021,345
                          Pollution Control Revenue, Oglethorpe Power
                          Corporation Hatch Project, 7.150%, 1/01/21

         1,500,000      Georgia Municipal Electric Authority, Power                    1/15 at 100              A       1,680,450
                          Revenue, Series B, 6.375%, 1/01/16

         1,000,000      Georgia Municipal Electric Authority, Power                    1/10 at 100            AAA       1,049,570
                          Revenue, Series Z, 5.500%, 1/01/12

                        Monroe County, Georgia, Development Authority,
                        Pollution Control Revenue, Oglethorpe Power
                        Scherer, Series A:
           500,000         6.750%, 1/01/10                                            No Opt. Call              A         575,454
         1,000,000         6.800%, 1/01/12                                            No Opt. Call              A       1,158,470

         2,000,000      Georgia Municipal Electric Authority,                          1/07 at 101            AAA       1,986,620
                          Project One, Subseries A, 5.125%, 1/01/16

         1,250,000      Puerto Rico Electric Power Authority, Power                    7/04 at 100           BBB+       1,253,350
                          Revenue, Formerly Puerto Rico
                          Commonwealth Water Resource Authority,
                          Series T, 5.500%, 7/01/20

         1,500,000      Puerto Rico Electric Power Authority, Power                    No Opt. Call           AAA         563,520
                          Revenue, Formerly Puerto Rico
                          Commonwealth Water Resource Authority,
                          Capital Appreciation, Series N,
                          0.000%, 7/01/17

         3,000,000      Puerto Rico Electric Power Authority, Power                    No Opt. Call           AAA       1,122,750
                          Revenue, Formerly Puerto Rico
                          Commonwealth Water Resource Authority,
                          Capital Appreciation, Series 0,
                          0.000%, 7/01/17
---------------------------------------------------------------------------------------------------------------------------------
                        Water and Sewer -- 4.4%

                        Brunswick, Georgia, Water and Sewer Revenue, Refunding
                        and Improvement:
           500,000        6.000%, 10/01/11                                            No Opt. Call            AAA         555,840
           400,000        6.100%, 10/01/19                                            No Opt. Call            AAA         452,231

         2,000,000      Cherokee County, Georgia, Water and Sewer                     No Opt. Call            AAA       2,101,860
                          Authority, Refunding and Improvement,
                          5.500%, 8/01/23

         1,500,000      Henry County, Georgia, Water and Sewer                        No Opt. Call            AAA       1,718,490
                          Authority, 6.150%, 2/01/20

14


        Principal                                                       Optional Call                             Market
           Amount     Description                                         Provisions*       Ratings**              Value
------------------------------------------------------------------------------------------------------------------------
                      Water and Sewer - continued
     $  1,000,000     Milledgeville, Georgia, Water and Sewer            No Opt. Call             AAA       $  1,111,310
                        Revenue, 6.000%, 12/01/16
------------------------------------------------------------------------------------------------------------------------
     $142,815,000     Total Investments - (cost $121,435,728) - 98.3%                                        132,164,042
=================-------------------------------------------------------------------------------------------------------
                      Temporary Investments in Short-Term Municipal Securities - 0.7%

     $  1,000,000     Burke County, Georgia, Economic Development Authority,
=================       Pollution Control Revenue, Variable Rate Demand
                        Bonds, 3.800%, 9/01/25+                                                VMIG-1       $  1,000,000
                      --------------------------------------------------------------------------------------------------
                      Other Assets Less Liabilities - 1.0%                                                     1,333,378
                      --------------------------------------------------------------------------------------------------
                      Net Assets - 100%                                                                     $134,497,420
                      ==================================================================================================
                      *     Optional Call Provisions: Dates (month and year) and prices of earliest optional call or redemption.
                            There may be other provisions at varying prices at later dates.

                      **    Ratings: Using the higher of Standard and Poor's or Moody's rating.

                      ***   Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

                      N/R - Investment is not rated

                      (WI)  Security purchased on a when-issued basis (see note 1).

                      +     The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                 See accompanying notes to financial statements.



Statement of Net Assets (Unaudited)
November 30, 1997
                                                                          Nuveen Flagship
                                                                                  Georgia
-----------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                $132,164,042
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value (note 1)                   1,000,000
Cash                                                                              229,762
Receivables:
  Interest                                                                      2,657,952
  Shares sold                                                                     164,705
Other assets                                                                        3,122
-----------------------------------------------------------------------------------------
   Total assets                                                               136,219,583
-----------------------------------------------------------------------------------------
Liabilities
Payables:
  Investments purchased                                                         1,037,439
  Shares redeemed                                                                  38,010
Accrued expenses:
  Management fees (note 6)                                                         40,569
  12b-1 distribution and service fees (notes 1 and 6)                              29,670
  Other                                                                            12,724
Dividends payable                                                                 563,751
-----------------------------------------------------------------------------------------
   Total liabilities                                                            1,722,163
-----------------------------------------------------------------------------------------
Net assets (note 7)                                                          $134,497,420
=========================================================================================
Class A Shares (note 1)
Net assets                                                                   $117,447,169
Shares outstanding                                                             10,604,173
Net asset value and redemption price per share                               $      11.08
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                         $      11.57
=========================================================================================
Class B Shares (note 1)
Net assets                                                                   $  1,353,500
Shares outstanding                                                                122,081
Net asset value, offering and redemption price per share                     $      11.09
=========================================================================================
Class C Shares (note 1)
Net assets                                                                   $ 15,519,214
Shares outstanding                                                              1,404,308
Net asset value, offering and redemption price per share                     $      11.05
=========================================================================================
Class R Shares (note 1)
Net assets                                                                   $    177,537
Shares outstanding                                                                 16,083
Net asset value, offering and redemption price per share                     $      11.04
=========================================================================================

                                 See accompanying notes to financial statements.


Statement of Operations (Unaudited)
Six months ended November 30, 1997

                                                                          Nuveen Flagship
                                                                                  Georgia
-----------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                            $3,811,801
-----------------------------------------------------------------------------------------

Expenses
Management fees (note 6)                                                          359,141
12b-1 service fees -- Class A (notes 1 and 6)                                     116,257
12b-1 distribution and service fees -- Class B (notes 1 and 6)                      2,953
12b-1 distribution and service fees -- Class C (notes 1 and 6)                     51,469
Shareholders' servicing agent fees and expenses                                    29,231
Custodian's fees and expenses                                                      27,485
Trustees' fees and expenses (note 6)                                                1,162
Professional fees                                                                   9,326
Shareholders' reports -- printing and mailing expenses                             10,003
Federal and state registration fees                                                 1,416
Other expenses                                                                      2,606
-----------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                       611,049
 Expense reimbursement (note 6)                                                  (117,314)
-----------------------------------------------------------------------------------------
Net expenses                                                                      493,735
-----------------------------------------------------------------------------------------
Net investment income                                                           3,318,066
-----------------------------------------------------------------------------------------

Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                  1,617,023
Net change in unrealized appreciation or depreciation of investments            4,389,586
-----------------------------------------------------------------------------------------
Net gain from investments                                                       6,006,609
-----------------------------------------------------------------------------------------
Net increase in net assets from operations                                     $9,324,675
=========================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)


                                                             Nuveen Flagship Georgia
                                                         -------------------------------
                                                         Six months ended     Year ended
                                                                 11/30/97        5/31/97*
----------------------------------------------------------------------------------------
Operations
Net investment income                                        $  3,318,066   $  6,488,615
Net realized gain from investment transactions
  (notes 1 and 4)                                               1,617,023        816,979
Net change in unrealized appreciation or depreciation
  of investments                                                4,389,586      3,379,145
----------------------------------------------------------------------------------------
Net increase in net assets from operations                      9,324,675     10,684,739
----------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                      (2,988,293)    (5,973,872)
  Class B                                                         (12,548)          (779)
  Class C                                                        (313,900)      (513,629)
  Class R                                                          (3,371)          (289)
In excess of undistributed net investment income:
  Class A                                                         (10,703)            --
  Class B                                                             (45)            --
  Class C                                                          (1,124)            --
  Class R                                                             (12)            --
----------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders      (3,329,996)    (6,488,569)
----------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                               10,161,990     18,042,463
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                          2,276,518      3,251,554
----------------------------------------------------------------------------------------
                                                               12,438,508     21,294,017
----------------------------------------------------------------------------------------
Cost of shares redeemed                                        (7,392,517)   (19,327,898)
----------------------------------------------------------------------------------------
Net increase in net assets
  from Fund share transactions                                  5,045,991      1,966,119
Net increase in net assets                                     11,040,670      6,162,289
Net assets at the beginning of period                         123,456,750    117,294,461
----------------------------------------------------------------------------------------
Net assets at the end of period                              $134,497,420   $123,456,750
========================================================================================
Balance of undistributed (overdistributed) net investment
  income at end of period                                    $    (11,884)  $         46
========================================================================================

* Information represents eight months of Flagship Georgia and four months of Nuveen
Flagship Georgia (see note 1).

                   See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1.  General Information and Significant Accounting Policies

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Georgia Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Georgia Double Tax Exempt Fund ("Flagship Georgia") was reorganized into the Trust and renamed Nuveen Flagship Georgia Municipal Bond Fund ("Nuveen Flagship Georgia"). Prior to the reorganization, Flagship Georgia was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had an outstanding when-issued purchase commitment of $1,037,439.

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Georgia state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:


                                  Six months ended 11/30/97      Year ended 5/31/97*
                                  -----------------------------------------------------
                                     Shares         Amount       Shares          Amount
---------------------------------------------------------------------------------------
Shares sold:
  Class A                           446,298    $ 4,882,217    1,320,552    $ 13,778,494
  Class B                           110,841      1,214,197       10,720         112,660
  Class C                           358,123      3,906,343      393,868       4,129,100
  Class R                            14,625        159,233        2,104          22,209
Shares issued to shareholders
  due to reinvestment
  of distributions:
  Class A                           188,832      2,038,017      287,354       2,992,929
  Class B                               520          5,704           --              --
  Class C                            21,358        230,097       24,846         258,440
  Class R                               247          2,700           18             185
---------------------------------------------------------------------------------------
                                  1,140,844     12,438,508    2,039,462      21,294,017
---------------------------------------------------------------------------------------
Shares redeemed:
  Class A                          (582,396)    (6,363,687)  (1,627,331)    (16,977,352)
  Class B                                --             --           --              --
  Class C                           (94,315)    (1,018,927)    (225,854)     (2,350,546)
  Class R                              (911)        (9,903)          --              --
---------------------------------------------------------------------------------------
                                   (677,622)    (7,392,517)  (1,853,185)    (19,327,898)
---------------------------------------------------------------------------------------
Net increase                        463,222    $ 5,045,991      186,277    $  1,966,119
=======================================================================================

*Information represents eight months of Flagship Georgia and four months of Nuveen Flagship Georgia (see note 1).

3. Distributions to Shareholders

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:


----------------------------------------------------------------
Dividend per share:
  Class A                                                 $.0470
  Class B                                                  .0405
  Class C                                                  .0420
  Class R                                                  .0490
----------------------------------------------------------------

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $15,335,763 and $11,492,263, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $9,500,000 and $8,500,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had unused capital loss carryforwards of $2,608,045 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, $704,617 of the carryforwards will expire in the year 2001, $1,400,169 will expire in the year 2002, and $503,259 will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

At November 30, 1997, net unrealized appreciation aggregated $10,728,314, all of which related to appreciated securities.

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

Average daily net asset value   Management fee
For the first $125 million        .5500 of 1%
For the next $125 million         .5375 of 1
For the next $250 million         .5250 of 1
For the next $500 million         .5125 of 1
For the next $1 billion           .5000 of 1
For net assets over $2 billion    .4750 of 1

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $109,300 of which approximately $95,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

_____
23

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $102,400 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $25,200 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $700 of CDSC on share redemptions during the six months ended November 30, 1997.


7. Composition of Net Assets
At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:


---------------------------------------------------------
Capital paid-in                             $124,772,012
Balance of undistributed (overdistributed)
  net investment income                          (11,884)
Accumulated net realized gain (loss)
  from investment transactions                  (991,022)
Net unrealized appreciation of investments    10,728,314
---------------------------------------------------------
Net assets                                  $134,497,420
=========================================================

_____
24

Financial Highlights


               Financial Highlights (Unaudited)

               Selected data for a share outstanding throughout each period is as follows:

Class (Inception date)                      Operating performance          Less distributions
                                          -------------------------    ---------------------------


                                                                Net
Nuveen Flagship Georgia**           Net                realized and     Dividends                        Net         Total
                                  asset                  unrealized     from tax-                      asset        return
                                  value          Net    gain (loss)    exempt net    Distributions     value        on net
Year ending                   beginning   investment           from    investment     from capital    end of         asset
May 31,                       of period   income (b)    investments        income            gains    period     value (a)
--------------------------------------------------------------------------------------------------------------------------
Class A (3/86)

  1998 (d)                       $10.57         $.28          $ .51        $(.28)            $ --     $11.08         7.55%
  1997                            10.20          .57            .37         (.57)              --      10.57         9.39
  1996                            10.46          .57           (.25)        (.58)              --      10.20         3.05
  1995                            10.23          .58            .23         (.58)              --      10.46         8.31
  1994                            10.62          .59           (.39)        (.59)              --      10.23         1.83
  1993                            10.16          .62            .45         (.61)              --      10.62        10.84
  1992                             9.95          .63            .21         (.63)              --      10.16         8.81
  1991                             9.67          .64            .28         (.64)              --       9.95         9.90
  1990                             9.88          .65           (.22)        (.64)              --       9.67         4.55
  1989                             9.30          .65            .59         (.66)              --       9.88        13.77
  1988                             9.19          .66            .11         (.66)              --       9.30         8.61

Class B (2/97)

  1998 (d)                        10.57          .24            .52         (.24)              --      11.09         7.26
  1997 (c)                        10.66          .14           (.11)        (.12)              --      10.57          .31

Class C (1/94)

  1998 (d)                        10.55          .25            .50         (.25)              --      11.05         7.18
  1997                            10.18          .51            .37         (.51)              --      10.55         8.80
  1996                            10.44          .51           (.25)        (.52)              --      10.18         2.48
  1995                            10.21          .52            .23         (.52)              --      10.44         7.72
  1994 (c)                        10.91          .19           (.69)        (.20)              --      10.21       (10.96)*

Class R (2/97)

  1998 (d)                        10.57          .29            .47         (.29)              --      11.04         7.29
  1997 (c)                        10.65          .18           (.06)        (.20)              --      10.57         1.11
--------------------------------------------------------------------------------------------------------------------------

               *  Annualized.
              ** Information included prior to the fiscal year ended May 31, 1997, reflects the financial highlights of Flagship Georgia.
             (a)  Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
             (b)  After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
             (c)  From commencement of class operations as noted.
             (d)  For the six months ending November 30, 1997.


                            Ratios/Supplemental data
--------------------------------------------------------------------------------
                                   Ratio                     Ratio
                                  of net                    of net
                   Ratio of   investment     Ratio of   investment
                   expenses    income to     expenses    income to
                 to average      average   to average      average
                 net assets   net assets   net assets   net assets
    Net assets       before       before        after        after   Portfolio
 end of period   reimburse-   reimburse-   reimburse-   reimburse-    turnover
(in thousands)         ment         ment     ment (b)     ment (b)        rate
--------------------------------------------------------------------------------
      $117,447          .87%*       4.96%*        .69%*       5.14%*         9%
       111,518         1.02         5.20          .78         5.44          39
       107,862         1.08         5.18          .80         5.46          59
       113,354         1.09         5.53          .83         5.79          40
       123,068         1.06         5.11          .70         5.47          39
       101,196         1.08         5.42          .62         5.88          30
        70,650         1.14         5.74          .57         6.31          21
        44,829         1.22         6.10          .72         6.60          24
        36,034         1.23         6.23          .84         6.62          34
        35,637         1.21         6.49          .96         6.74          23
        29,701         1.18         6.87          .91         7.14          46

         1,354         1.62*        4.17*        1.44*        4.35*          9
           113         1.63*        4.49*        1.32*        4.80*         39

        15,519         1.42*        4.41*        1.24*        4.59*          9
        11,803         1.56         4.63         1.32         4.87          39
         9,433         1.63         4.61         1.34         4.90          59
         6,973         1.64         4.92         1.38         5.18          40
         4,348         1.60*        4.22*        1.27*        4.55*         39

           178          .67*        5.13*         .49*        5.31*          9
            22          .68*        5.41*         .38*        5.71*         39
--------------------------------------------------------------------------------

Additional Investment Opportunities


Nuveen Family of Mutual Funds

Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth Funds
Nuveen Rittenhouse Growth Fund

Growth and Income Funds
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

Municipal Bond Funds

National Funds
Long-Term
Insured
Intermediate
Limited Term

State Funds
Alabama                Michigan
Arizona                Missouri
California             New Jersey
Colorado               New Mexico
Connecticut            New York
Florida                North Carolina
Georgia                Ohio
Kansas                 Pennsylvania
Kentucky               South Carolina
Louisiana              Tennessee
Maryland               Virginia
Massachusetts          Wisconsin


To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

Fund Information



Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

Legal Counsel
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

Independent Public Accountants
Arthur Andersen LLP
Chicago, Illinois

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Serving Investors
for Generations


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN
John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com

NUVEEN
MUNICIPAL
BONDS FUNDS


NOVEMBER 30, 1997

SEMIANNUAL REPORT

DEPENDABLE, TAX-FREE INCOME
TO HELP YOU KEEP MORE OF
WHAT YOU EARN.


[PHOTO APPEARS HERE]

NORTH
CAROLINA

 CONTENTS

 1  DEAR SHAREHOLDER

 3  ANSWERING YOUR QUESTIONS

 6  PERFORMANCE OVERVIEW

 8  PORTFOLIO OF INVESTMENTS

16  STATEMENT OF NET ASSETS

17  STATEMENT OF OPERATIONS

18  STATEMENT OF CHANGES IN NET ASSETS

19  NOTES TO FINANCIAL STATEMENTS

25  FINANCIAL HIGHLIGHTS

28  ADDITIONAL INVESTMENT OPPORTUNITIES

29  FUND INFORMATION

DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

TIMOTHY R. SCHWERTFEGER
CHAIRMAN OF THE BOARD

WEALTH TAKES A LIFETIME

TO BUILD. ONCE ACHIEVED,

IT SHOULD BE PRESERVED.


It's a pleasure to share with you the Nuveen Flagship North Carolina Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.31%. To match this yield, investors in the 36.5% combined federal and state income tax bracket would have had to earn at least 6.79% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 6.93% with income reinvested, outpacing the average return of 6.64% for its peer group, the Lipper North Carolina municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer

_____
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger
TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUND OVER THE PAST YEAR.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?

As Tim mentioned in his letter to shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 6.93%, which compares favorably with the one-year average return of 6.64% for the peer group of North Carolina municipal bond funds tracked by Lipper Analytical Services.

_____
3

"We will continue to focus on sustaining a high level of tax-free income while maintaining the fund's favorable duration."

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?

The fund has benefited from a high embedded yield due to past purchases of higher-yielding municipal bonds. We were able to add value through the purchase of high quality housing bonds and, with the assistance of Nuveen Research, the purchase of several higher-yielding investment-grade securities. We also continued to look for value for shareholders in individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?

We take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

We will continue to focus on sustaining a high level of tax-free income while maintaining the fund's favorable duration. We will look for opportunities to purchase essential service bonds while reducing the weighting in health care bonds. North Carolina enjoys a favorable

_____
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

climate for call protection. This call protection, and where possible the purchase of non-callable bonds, will be used to extend and/or maintain the fund's overall duration.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

_____
5

Nuveen Flagship North Carolina
Municipal Bond Fund

PERFORMANCE OVERVIEW
As of November 30, 1997

FUND HIGHLIGHTS
----------------------------------------------------------------------------------------------------
SHARE CLASS                                                    A           B           C           R
Inception Date                                              3/86        2/97       10/93        2/97
 ....................................................................................................
Net Asset Value (NAV)                                     $10.51      $10.52      $10.50    $  10.50
 ....................................................................................................
CUSIP                                                  67065P840   67065P832   67065P824   67065P816
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                     $194,638
 ....................................................................................................
Average Weighted Maturity (Years)                                                              19.87
 ....................................................................................................
Average Weighted Duration (Years)                                                               7.37
----------------------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
----------------------------------------------------------------------------------------------------
SHARE CLASS                                    A(NAV)    A(OFFER)          B           C           R

1-Year                                          6.93%       2.47%       6.29%       6.34%       6.99%
 ....................................................................................................
5-Year                                          6.28%       5.36%       5.69%       5.67%       6.29%
 ....................................................................................................
10-Year                                         8.10%       7.64%       7.63%       7.50%       8.11%
----------------------------------------------------------------------------------------------------

TAX-FREE YIELDS
----------------------------------------------------------------------------------------------------
SHARE CLASS                                    A(NAV)    A(OFFER)          B           C           R

Dist Rate                                       5.08%       4.87%       4.33%       4.51%       5.26%
 ....................................................................................................
SEC 30-Day Yld                                  4.31%       4.13%       3.56%       3.76%       4.51%
 ....................................................................................................
Taxable Equiv Yld/2/                            6.79%       6.50%       5.61%       5.92%       7.10%
----------------------------------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC Yield and a combined federal and state income tax rate of 36.5%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

_____
6

Credit Quality

                           [PIE CHART APPEARS HERE]

AA                  36%
A                   18%
BBB/NR              14%
AAA/Pre-refunded    32%

--------------------------------------------------------------------------------

Diversification

                           [PIE CHART APPEARS HERE]

Health Care                   24%
Other                          3%
Tax Obligation (Limited)      17%
Education/Civic Org.           3%
U.S. Guaranteed               15%
Water & Sewer                  7%
Housing (Single-Family)       11%
Forest/Paper Products          9%
Utilities                     11%

--------------------------------------------------------------------------------

Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

0.0452         Dec.  1996
0.0454         Jan.  1997
0.0445         Feb.  1997
0.0445         March 1997
0.0445         April 1997
0.0445         May   1997
0.0445         June  1997
0.0445         July  1997
0.0445         Aug.  1997
0.0445         Sept. 1997
0.0445         Oct.  1997
0.0445         Nov.  1997

                         PORTFOLIO OF INVESTMENTS (UNAUDITED)
                         NUVEEN FLAGSHIP NORTH CAROLINA

          PRINCIPAL                                                                 OPTIONAL CALL                   MARKET
             AMOUNT      DESCRIPTION                                                  PROVISIONS*    RATINGS**       VALUE
--------------------------------------------------------------------------------------------------------------------------
                         EDUCATION AND CIVIC ORGANIZATIONS -- 3.5%

                         North Carolina Educational Facilities Finance Agency,
                         High Point College:
       $    165,000          7.050%, 12/01/05                                        12/00 at 102           A3  $  175,781
            175,000          7.100%, 12/01/06                                        12/00 at 102           A3     186,601

          4,220,000      North Carolina Educational Facilities Finance Agency,       10/06 at 102          AA+   4,141,592
                             Revenue Refunding, Duke University Project,
                             Series B, 5.000%, 10/01/17

          1,000,000      North Carolina State Education Assistance Authority,         7/05 at 102            A   1,052,860
                             Guaranteed Student Loan, Series A,
                             6.300%, 7/01/15

            295,000      University North Carolina, Chapel Hill, Student Fee,         6/01 at 102          AA+     326,733
                             Student Recreation Center, 7.000%, 6/01/08

          2,750,000      University North Carolina, Chapel Hill Revenue              No Opt. Call           AA     841,720
                             Refunding, Utilities System, 0.000%, 8/01/20
--------------------------------------------------------------------------------------------------------------------------
                         ENERGY -- 0.6%

          1,100,000      New Hanover County, North Carolina, Industrial               7/02 at 102          BBB   1,176,615
                             Facilities & Pollution Control Financing Authority,
                             Revenue Refunding, Occidental Petro,
                             6.700%, 7/01/19
--------------------------------------------------------------------------------------------------------------------------
                         FOREST AND PAPER PRODUCTS -- 9.5%

          1,400,000      Haywood County, North Carolina Facilities & Pollution        9/05 at 102         Baa1   1,484,840
                             Control Financing Authority, Environmental
                             Improvement Revenue, Champion International
                             Corporation Project, 6.250%, 9/01/25

                         Haywood County, North Carolina, Industrial Facilities
                         & Pollution Control, Fingauth Solid Waste Disposal
                         Revenue, Champion International Corporation Project:
          4,000,000          5.500%, 10/01/18                                        10/03 at 102         Baa1   4,026,880
          3,100,000          6.000%, 3/01/20                                          3/06 at 102         Baa1   3,217,800

                         Martin County, North Carolina, Industrial Facilities &
                         Pollution Control Financing Authority, Solid Waste
                         Disposal, Weyerhaeuser:
          1,900,000          7.250%, 9/01/14                                          9/01 at 103            A   2,112,325
          6,000,000          6.800%, 5/01/24                                          5/04 at 102            A   6,657,540
          1,000,000          6.000%, 11/01/25                                        11/05 at 102            A   1,040,130

_____
8

  PRINCIPAL                                                                   OPTIONAL CALL                         MARKET
     AMOUNT    DESCRIPTION                                                      PROVISIONS*       RATINGS**          VALUE
--------------------------------------------------------------------------------------------------------------------------
               HEALTH CARE -- 24.1%

               Charlotte, North Carolina, Mecklenberg Hospital
               Health Care System Revenue, Series A:
$ 5,300,000      5.750%, 1/15/21                                                1/06 at 102              AA     $5,467,957
  5,500,000      5.875%, 1/15/26                                                1/06 at 102              AA      5,745,025

  9,000,000    Charlotte, North Carolina, Mecklenberg Hospital                  1/07 at 102              AA      8,738,640
                 Health Care System Revenue, Carolinas Healthcare
                 System, Series A, 5.125%, 1/15/22

  3,500,000    North Carolina, Medical Care Commission, Health                  5/07 at 100              AA      3,424,015
                 Care Facilities Revenue, Carolina Medicorp Project,
                 5.250%, 5/01/26

  1,000,000    North Carolina Medical Care Community Hospital,                  2/02 at 102            Baa3      1,086,170
                 Annie Pen Memorial Hospital Project,
                 7.500%, 8/15/21

  2,275,000    North Carolina, Medical Care Commission, Hospital                8/02 at 102            Baa1      2,437,960
                 Revenue, Halifax Memorial Hospital Project:
                 6.750%, 8/15/14

  2,200,000    North Carolina, Medical Care Commission, Hospital               10/99 at 102            BBB+      2,326,060
                 Revenue, Roanoke Chowan Hospital Project,
                 7.750%, 10/01/19

    600,000    North Carolina, Medical Care Commission, Hospital               10/99 at 102             N/R        632,598
                 Revenue, Transylvania Community Hospital Project,
                 8.000%, 10/01/19

  3,400,000    North Carolina, Medical Care Commission, Hospital               10/00 at 102             BBB      3,705,762
                 Revenue, Community General Hospital of
                 Thomasville, 8.100%, 10/01/15

  2,500,000    Northern Hospital District, Surry County, North                 10/01 at 102             BBB      2,694,225
                 Carolina, Health Care Facilities, Revenue
                 Refunding, 7.875%, 10/01/21

  4,000,000    Pitt County, North Carolina, Pitt County Memorial               12/05 at 102             AA-      3,946,240
                 Hospital, Refunding, 5.250%, 12/01/21

  5,750,000    University North Carolina, Chapel Hill, University               2/06 at 102              AA      5,666,280
                 North Carolina Hospital Revenue, 5.250%, 2/15/26

  1,950,000    Wake County, North Carolina, Hospital Revenue,                  No Opt. Call             AAA        999,219
                 Crossover Refunding System, 0.000%, 10/01/10

_____
9

                  PORTFOLIO OF INVESTMENTS (UNAUDITED)
                  NUVEEN FLAGSHIP NORTH CAROLINA -- CONTINUED

     PRINCIPAL                                                             OPTIONAL CALL                    MARKET
     AMOUNT       DESCRIPTION                                                PROVISIONS*    RATINGS**        VALUE
-------------------------------------------------------------------------------------------------------------------
                  HOUSING/MULTIFAMILY -- 0.3%

    $ 620,000     North Carolina Housing Finance Agency, Multifamily          7/02 at 102         AA    $  664,683
                    Revenue, Series B, 6.900%, 7/01/24
-------------------------------------------------------------------------------------------------------------------
                  HOUSING/SINGLE FAMILY -- 10.9%

       275,000    North Carolina Housing Finance Agency, Single               9/98 at 102         AA       283,228
                    Family Revenue, Series E, 8.125%, 9/01/19

       710,000    North Carolina Housing Finance Agency, Single               3/98 at 102         AA       728,687
                    Family Revenue, Series G, 7.800%, 3/01/21

       865,000    North Carolina Housing Finance Agency, Single               3/01 at 102         AA       925,403
                    Family Revenue, Series O, 7.600%, 3/01/21

                  North Carolina Housing Finance Agency, Single
                  Family Revenue, Series Y:
     2,000,000      6.300%, 9/01/15                                           9/04 at 102         AA     2,142,840
     1,845,000      6.350%, 3/01/18                                           9/04 at 102         AA     1,969,833

     1,940,000    North Carolina Housing Finance Agency, Single               9/05 at 102         AA     2,054,538
                    Family Revenue, Series BB, 6.500%, 9/01/26

     3,500,000    North Carolina Housing Finance Agency, Single               3/05 at 102         AA     3,644,620
                    Family, Series DD, 6.200%, 9/01/27

     4,360,000    North Carolina Housing Finance Agency, Single               3/06 at 102         AA     4,551,230
                    Family, Series LL, 6.200%, 3/01/26

     4,000,000    North Carolina Housing Finance Agency, Single           3/07 at 101 1/2         AA     4,072,240
                    Family, Series RR, 5.850%, 9/01/28

       725,000    Winston Salem, North Carolina, Single Family                9/00 at 102         A1       756,443
                    Mortgage Revenue, 8.000%, 9/01/07
-------------------------------------------------------------------------------------------------------------------
                  INDUSTRIAL/OTHER -- 0.8%

     1,400,000    Gaston County, North Carolina, Industrial Facilities       11/01 at 103        N/R     1,533,574
                    & Pollution Control Financing Authority,
                    Industrial Development, 8.850%, 11/01/15
-------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/GENERAL -- 1.1%

                  Puerto Rico Commonwealth:
       220,000      8.000%, 7/01/07                                           7/98 at 102          A       230,087
     2,000,000      5.400%, 7/01/25                                       7/06 at 101 1/2          A     1,991,360
-------------------------------------------------------------------------------------------------------------------
                  TAX OBLIGATION/LIMITED -- 16.9%

       500,000    Asheville, North Carolina, Certificates of                  2/02 at 102         A1       529,735
                    Participation, Refunding, 6.500%, 2/01/08

     1,000,000    Asheville, North Carolina, Certificates of                  6/07 at 101        AAA       983,180
                    Participation, Series A, 5.125%, 6/01/18

_____
10

            PRINCIPAL                                                               OPTIONAL CALL                MARKET
               AMOUNT    DESCRIPTION                                                 PROVISIONS*   RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/LIMITED -- CONTINUED

       $    1,500,000    Buncombe County, North Carolina, Certificates of            12/02 at 102       A1  $ 1,612,245
                             Participation, 6.625%, 12/01/10

            1,615,000    Charlotte, North Carolina, Water & Sewer,                    4/05 at 102      AAA    1,671,590
                             5.400%, 4/01/20

                         Charlotte, North Carolina, Water & Sewer, Series A:
              500,000        5.400%, 4/01/19                                          4/05 at 102      AAA      518,775
            1,830,000        5.400%, 4/01/20                                          4/05 at 102      AAA    1,894,123

              600,000    Durham, North Carolina, Certificates of Participation,       6/05 at 102       AA      626,736
                             New Durham Corporation, 5.800%, 6/01/15

                         Harnett County, North Carolina, Certificates
                         of Participation:
            1,000,000        6.200%, 12/01/06                                        12/04 at 102      AAA    1,107,560
            1,750,000        6.200%, 12/01/09                                        12/04 at 102      AAA    1,910,685
              500,000        6.400%, 12/01/14                                        12/04 at 102      AAA      552,100

                         Pitt County, North Carolina, Certificates of
                         Participation, Pitt County Public Facilities, Series A:
            1,250,000        5.550%, 4/01/12                                          4/07 at 102      AAA    1,302,275
            1,000,000        5.850%, 4/01/17                                          4/07 at 102      AAA    1,053,510

           10,000,000    Puerto Rico, Commonwealth Highway &                          7/16 at 100        A   10,151,200
                             Transportation Authority, Highway Revenue,
                             Series Y, 5.500%, 7/01/36

            2,450,000    Puerto Rico, Commonwealth Infrastructure Financing           7/98 at 102     BBB+    2,556,845
                             Authority, Series A, 7.750%, 7/01/08

            1,000,000    Puerto Rico, Public Buildings Authority, Revenue            No Opt. Call        A    1,040,450
                             Refunding, Series L, 5.500%, 7/01/21

                         Ramseur, North Carolina, Refunding:
              120,000        5.750%, 6/01/18                                          6/07 at 102      N/R      120,431
              125,000        5.750%, 6/01/19                                          6/07 at 102      N/R      125,306
              125,000        5.750%, 6/01/20                                          6/07 at 102      N/R      124,999
              130,000        5.750%, 6/01/21                                          6/07 at 102      N/R      129,966
              105,000        5.750%, 6/01/22                                          6/07 at 102      N/R      104,917

              715,000    Stokes County, North Carolina, Certificates of               3/01 at 102      AAA      783,204
                             Participation, 7.000%, 3/01/06

            1,410,000    Union County, North Carolina, Certificates of                4/03 at 102      AAA    1,536,717
                             Participation, 6.375%, 4/01/12

            2,375,000    Winston Salem, North Carolina, Special Obligation,           4/05 at 102       AA    2,405,970
                             Solid Waste Management Project, 5.500%, 4/01/16

_____
11

               PORTFOLIO OF INVESTMENTS (UNAUDITED)
               NUVEEN FLAGSHIP NORTH CAROLINA -- CONTINUED

   PRINCIPAL                                                                            OPTIONAL CALL                 MARKET
      AMOUNT   DESCRIPTION                                                                PROVISIONS*  RATINGS**       VALUE
----------------------------------------------------------------------------------------------------------------------------
               U.S. GUARANTEED -- 15.3%

 $   145,000   Asheville, North Carolina, Housing Development                             11/09 at 100    N/R***  $  194,812
                 Corporation, First Lien Revenue, Asheville Gardens,
                 10.500%, 5/01/11 (Pre-refunded to 11/01/09)

   1,900,000   Craven, North Carolina, Regional Medical Authority,                        10/00 at 102       AAA   2,091,539
                 Health Care Facilities Revenue, Insured, 7.200%,
                 10/01/19 (Pre-refunded to 10/01/00)

     750,000   Cumberland County, North Carolina, Hospital Facilities                     10/98 at 102       AAA     789,255
                 Revenue, Cumberland County Hospital System Inc.,
                 7.875%, 10/01/14 (Pre-refunded to 10/01/98)

               Durham, North Carolina, Certificates of Participation,
               New Durham Corporation:
     705,000     7.250%, 9/01/10 (Pre-refunded to 9/01/00)                                 9/00 at 102     Aa***     775,394
   1,000,000     6.750%, 12/01/11 (Pre-refunded to 12/01/01)                              12/01 at 102    Aa3***   1,109,910

   1,450,000   Greensboro, North Carolina, Certificates of                                 7/98 at 102       AAA   1,512,901
                 Participation, Greensboro Center City Corporation,
                 7.900%, 7/01/09 (Pre-refunded to 7/01/98)

   2,030,000   North Carolina, Medical Care Commission, Health                             2/99 at 102      A***   2,147,436
                 Care Facilities Revenue, Gaston Health Care
                 Support Project, 7.250%, 2/15/19
                 (Pre-refunded to 2/15/99)

   2,055,000   North Carolina, Medical Care Commission, Health                            10/99 at 102       AAA   2,229,798
                 Care Facilities Revenue, Stanly Memorial Hospital
                 Project, 7.800%, 10/01/19
                 (Pre-refunded to 10/01/99)

               North Carolina, Eastern Municipal Power Agency,
               Power System Revenue Refunding, Series A:
     995,000     6.500%, 1/01/18                                                          No Opt. Call       Aaa   1,169,473
   4,080,000     8.000%, 1/01/21 (Pre-refunded to 1/01/98)                                 1/98 at 102       Aaa   4,176,819
     690,000     7.500%, 1/01/21 (Pre-refunded to 1/01/99)                                 1/99 at 102       Aaa     729,999
     500,000     7.625%, 1/01/23 (Pre-refunded to 1/01/98)                                 1/98 at 102       AAA     511,695
     500,000     7.250%, 1/01/23 (Pre-refunded to 1/01/99)                                 1/99 at 102       Aaa     527,660

      95,000   North Carolina Medical Care Commission, Hospital                           No Opt. Call       AAA     110,913
                 Revenue, Memorial Mission Hospital Project,
                 7.625%, 10/01/08

               North Carolina Medical Care Commission Hospital
               Revenue, Scotland Memorial Hospital Project:
     190,000     8.100%, 10/01/98                                                         No Opt. Call    N/R***     196,530
     200,000     8.150%, 10/01/99 (Pre-refunded to 10/01/98)                              10/98 at 102    N/R***     210,770
   1,000,000     8.625%, 10/01/11 (Pre-refunded to 10/01/98)                              10/98 at 102    N/R***   1,057,610

_____
12

    PRINCIPAL                                                          OPTIONAL CALL              MARKET
       AMOUNT      DESCRIPTION                                           PROVISIONS*   RATINGS**   VALUE
-----------------------------------------------------------------------------------------------------------
                   U.S. GUARANTEED -- CONTINUED

                   North Carolina Municipal Power Agency, No. 1
                   Catawba Electric Revenue Refunding:
  $   355,000        7.625%, 1/01/14 (Pre-refunded to 1/01/98)           1/98 at 102        AAA  $  363,303
      700,000        7.000%, 1/01/16 (Pre-refunded to 1/01/98)           1/98 at 102      A-***     715,939
      600,000        7.875%, 1/01/19 (Pre-refunded to 1/01/98)           1/98 at 102        AAA     614,172

      700,000      Pender County, North Carolina, Certificates of        6/01 at 102    Baa1***     792,848
                     Participation, 7.700%, 6/01/11
                     (Pre-refunded to 6/01/01)

    1,000,000      Pitt County, North Carolina, Certificates of          4/00 at 102        AAA   1,082,020
                     Participation, 6.900%, 4/01/08
                     (Pre-refunded to 4/01/00)

                   Puerto Rico Commonwealth, Public Improvement,
                   Series A:
      500,000        7.750%, 7/01/06 (Pre-refunded to 7/01/98)           7/98 at 102        AAA     521,535
      780,000        8.000%, 7/01/07 (Pre-refunded to 7/01/98)           7/98 at 102       A***     814,538
    2,000,000        7.750%, 7/01/13 (Pre-refunded to 7/01/98)           7/98 at 102        AAA   2,086,140

                   Puerto Rico Commonwealth, Aqueduct & Sewer
                   Authority, Series A:
    1,000,000        7.900%, 7/01/07 (Pre-refunded to 7/01/98)           7/98 at 102        AAA   1,043,940
      850,000        7.875%, 7/01/17 (Pre-refunded to 7/01/98)           7/98 at 102        AAA     887,230

      200,000      Puerto Rico Electric Power Authority, Power Revenue,  7/98 at 102        AAA     208,904
                     Formerly Puerto Rico Commonwealth Water
                     Resource Authority, Series M, 8.000%,
                     7/01/08 (Pre-refunded to 7/01/98)

                   Spindale, North Carolina:
      100,000        7.600%, 2/01/07 (Pre-refunded to 2/01/98)           2/98 at 102        AAA     102,652
      100,000        7.600%, 2/01/08 (Pre-refunded to 2/01/98)           2/98 at 102        AAA     102,652
      200,000        7.600%, 2/01/09 (Pre-refunded to 2/01/98)           2/98 at 102        AAA     205,304

      295,000      University North Carolina, Charlotte, Revenue         1/98 at 102     N/R***     301,874
                     Refunding, Series K, 7.500%, 1/01/04
                     (Pre-refunded to 1/02/98)

                   Washington County, North Carolina:
      200,000        7.600%, 3/01/08 (Pre-refunded to 3/01/98)           3/98 at 102        AAA     205,932
      200,000        7.600%, 3/01/09 (Pre-refunded to 3/01/98)           3/98 at 102        AAA     205,932

_____
13

                  PORTFOLIO OF INVESTMENTS (UNAUDITED)
                  NUVEEN FLAGSHIP NORTH CAROLINA -- CONTINUED

   PRINCIPAL                                                                   OPTIONAL CALL                    MARKET
      AMOUNT   DESCRIPTION                                                       PROVISIONS*   RATINGS**         VALUE
----------------------------------------------------------------------------------------------------------------------
               UTILITIES -- 10.7%

               Coastal Regional Solid Waste Management Authority,
               North Carolina Solid Waste Disposal System,
               Revenue Refunding:
$  1,000,000     6.300%, 6/01/04                                                 6/02 at 102           A   $ 1,084,580
   1,000,000     6.500%, 6/01/08                                                 6/02 at 102           A     1,071,270

   1,000,000   Concord, North Carolina, Utilities System Revenue,               12/05 at 102         AAA     1,015,370
                 5.500%, 12/01/19

               Fayetteville, North Carolina, Public Works
               Commission Revenue, Series A:
   1,845,000     5.250%, 3/01/16                                                 3/05 at 102         AAA     1,851,550
   1,000,000     5.375%, 3/01/20                                                 3/05 at 102         AAA       995,410

               Greensboro, North Carolina, Enterprise System
               Revenue, Series A:
   2,000,000     6.000%, 9/01/16                                                 9/04 at 102          A+     2,109,800
   3,400,000     5.375%, 6/01/19                                                 6/05 at 102         AA-     3,431,484

   5,300,000   North Carolina Eastern Municipal Power Agency,                   No Opt. Call         AAA     5,831,378
                 Power System Revenue Refunding, 6.000%, 1/01/18

   2,000,000   North Carolina Municipal Power Agency, No 1                      No Opt. Call         AAA     1,089,140
                 Catawba Electric Revenue Refunding,
                 0.000%, 1/01/10

     870,000   Shelby, North Carolina, Comb Enterprise System                    5/05 at 102           A       878,883
                 Revenue, Series A, 5.500%, 5/01/17

   1,470,000   Shelby, North Carolina, Comb Enterprise System                    5/05 at 102           A     1,485,009
                 Revenue, Series B, 5.500%, 5/01/17
----------------------------------------------------------------------------------------------------------------------
                 WATER AND SEWER-- 7.2%

   2,000,000   Asheville, North Carolina, Water System Revenue,                  8/06 at 102         AAA     2,079,300
                 5.700%, 8/01/25

   3,000,000   Charlotte, North Carolina, Water & Sewer System                  12/06 at 102          AA     3,004,950
                 Revenue, 5.250%, 12/01/21

   3,000,000   Fayetteville, North Carolina, Public Works Commission             3/07 at 101         AAA     2,934,090
                 Revenue, 5.125%, 3/01/24

   3,000,000   Union County, North Carolina, Enterprise System                   6/06 at 102         AAA     3,077,040
                 Revenue, 5.500%, 6/01/17

               Winston Salem, North Carolina, Water & Sewer
               System Revenue, Series B:
     750,000     5.600%, 6/01/14                                                 6/05 at 102         AA+       773,977
   1,500,000     5.700%, 6/01/17                                                 6/05 at 102         AA+     1,559,115


_____
14

           PRINCIPAL                                                                OPTIONAL CALL                          MARKET
              AMOUNT         DESCRIPTION                                            PROVISIONS*      RATINGS**              VALUE
---------------------------------------------------------------------------------------------------------------------------------
                             WATER AND SEWER -- CONTINUED

        $    540,760         Woodfin Treatment Facility Inc., North Carolina,       No Opt. Call            N/R    $      542,539
                                Certificates of Participation, 5.500%, 12/01/03
---------------------------------------------------------------------------------------------------------------------------------
        $192,880,760         Total Investments -- (cost $184,855,747) - 100.9%                                        196,315,167
---------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - (0.9%)                                                    (1,676,763)
                             ----------------------------------------------------------------------------------------------------
                             Net Assets - 100%                                                                     $  194,638,404
                             ----------------------------------------------------------------------------------------------------

            * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

            ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

            *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

            N/R - Investment is not rated.


                                 See accompanying notes to financial statements.

_____
15

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                                                                     NUVEEN FLAGSHIP
                                                                                                                      NORTH CAROLINA
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                                                           $196,315,167
Cash                                                                                                                       1,815,756
Receivables:
  Interest                                                                                                                 3,454,142
  Shares sold                                                                                                                202,679
Other assets                                                                                                                   9,465
------------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                        201,797,209
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payables:
  Investments purchased                                                                                                    5,933,328
  Shares redeemed                                                                                                            258,583
Accrued expenses:
  Management fees (note 6)                                                                                                    87,085
  12b-1 distribution and service fees (notes 1 and 6)                                                                         35,686
  Other                                                                                                                       22,484
Dividends payable                                                                                                            821,639
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                                     7,158,805
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                                     $194,638,404
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                                                              $185,434,663
Shares outstanding                                                                                                        17,635,799
Net asset value and redemption price per share                                                                          $      10.51
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                                                    $      10.97
------------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                                                              $    857,208
Shares outstanding                                                                                                            81,508
Net asset value, offering and redemption price per share                                                                $      10.52
------------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                                                              $  7,631,918
Shares outstanding                                                                                                           726,963
Net asset value, offering and redemption price per share                                                                $      10.50
------------------------------------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                                                              $    714,615
Shares outstanding                                                                                                            68,029
Net asset value, offering and redemption price per share                                                                $      10.50
------------------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

_____
16

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                                            NUVEEN FLAGSHIP
                                                                                             NORTH CAROLINA
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                              $5,846,043
-----------------------------------------------------------------------------------------------------------

EXPENSE
Management fees (note 6)                                                                            529,015
12b-1 service fees -- Class A (notes 1 and 6)                                                       185,401
12b-1 distribution and service fees -- Class B (notes 1 and 6)                                        2,964
12b-1 distribution and service fees -- Class C (notes 1 and 6)                                       27,413
Shareholders' servicing agent fees and expenses                                                      42,879
Custodian's fees and expenses                                                                        28,969
Trustees' fees and expenses (note 6)                                                                  1,832
Professional fees                                                                                    10,241
Shareholders' reports -- printing and mailing expenses                                               17,769
Federal and state registration fees                                                                   3,246
Other expenses                                                                                        4,367
-----------------------------------------------------------------------------------------------------------
Total expenses                                                                                      854,096
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                             4,991,947
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                                    1,393,696
Net change in unrealized appreciation or depreciation of investments                              2,946,907
-----------------------------------------------------------------------------------------------------------
Net gain from investments                                                                         4,340,603
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                       $9,332,550
-----------------------------------------------------------------------------------------------------------

                See accompanying notes to financial statements.

_____
17

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                                   NUVEEN FLAGSHIP NORTH CAROLINA
                                                                                  --------------------------------
                                                                                  SIX MONTHS ENDED      YEAR ENDED
                                                                                          11/30/97        5/31/97*
------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                $   4,991,947   $  10,118,809
Net realized gain from investment transactions
   (notes 1 and 4)                                                                       1,393,696       1,921,251
Net change in unrealized appreciation or depreciation
   of investments                                                                        2,946,907       2,403,810
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                               9,332,550      14,443,870
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
   Class A                                                                              (4,729,611)     (9,701,977)
   Class B                                                                                 (12,842)         (1,977)
   Class C                                                                                (165,795)       (326,112)
   Class R                                                                                 (16,120)         (4,651)
------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                               (4,924,368)    (10,034,717)
------------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                                         7,650,318      13,538,981
Net proceeds from shares issued to shareholders due to
   reinvestment of distributions                                                         2,881,482       5,178,488
------------------------------------------------------------------------------------------------------------------
                                                                                        10,531,800      18,717,469
------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (9,637,719)    (25,396,297)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   from Fund share transactions                                                            894,081      (6,678,828)
------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                    5,302,263      (2,269,675)
Net assets at the beginning of period                                                  189,336,141     191,605,816
------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                                      $ 194,638,404   $ 189,336,141
------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at end of period                      $     151,671   $      84,092
------------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship North Carolina and four months of Nuveen Flagship North Carolina (see note 1).

                                 See accompanying notes to financial statements.

_____
18

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship North Carolina Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Funds, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship North Carolina Double Tax Exempt Fund ("Flagship North Carolina") was reorganized into the Trust and renamed Nuveen Flagship North Carolina Municipal Bond Fund. Prior to the reorganization, Flagship North Carolina was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

INTEREST INCOME

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

_____
19

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

INCOME TAXES

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and North Carolina state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

FLEXIBLE SALES CHARGE PROGRAM

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

_____
20

DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

EXPENSE ALLOCATION

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

_____
21

2.  FUND SHARES
Transactions in Fund shares were as follows:

                                                  SIX MONTHS ENDED 11/30/97          YEAR ENDED 5/31/97*
                                                 -----------------------------------------------------------
                                                  SHARES           AMOUNT         SHARES            AMOUNT
------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                       567,148      $ 5,917,846      1,139,324      $ 11,564,705
   Class B                                        57,579          600,235         26,319           268,174
   Class C                                        80,760          843,457        128,427         1,308,314
   Class R                                        27,665          288,780         39,185           397,788
Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                       262,912        2,735,655        489,500         4,984,798
   Class B                                           438            4,584             48               488
   Class C                                        12,585          130,565         18,772           190,950
   Class R                                         1,023           10,678            221             2,252
------------------------------------------------------------------------------------------------------------
                                               1,010,110       10,531,800      1,841,796        18,717,469
------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                      (865,093)      (9,032,972)    (2,374,729)      (24,226,252)
   Class B                                        (2,876)         (30,230)            --                --
   Class C                                       (54,991)        (573,825)      (115,427)       (1,170,045)
   Class R                                           (65)            (692)            --                --
------------------------------------------------------------------------------------------------------------
                                                (923,025)      (9,637,719)    (2,490,156)      (25,396,297)
------------------------------------------------------------------------------------------------------------
 Net increase (decrease)                          87,085      $   894,081       (648,360)     $ (6,678,828)
------------------------------------------------------------------------------------------------------------

* Information represents eight months of Flagship North Carolina and four months of Nuveen Flagship North Carolina (see note 1).

3.  DISTRIBUTIONS TO SHAREHOLDERS
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

--------------------------------------------------------------------------------
Dividend per share:
   Class A                                                               $.0445
   Class B                                                                .0380
   Class C                                                                .0395
   Class R                                                                .0460
--------------------------------------------------------------------------------

At the same time, the Fund also declared taxable distributions, which includes capital gains and/or taxable market discount, of $.0023 per share.

_____
22

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $27,878,190 and $22,691,948, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $3,800,000 and $3,800,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $1,060,262 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $11,459,420, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $118,900 of which approximately $102,200 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

_____
23

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $54,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $9,000 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $2,700 of CDSC on share redemptions during the six months ended November 30, 1997.

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                     $182,692,318
Balance of undistributed net investment income                           151,671
Accumulated net realized gain from investment transactions               334,995
Net unrealized appreciation of investments                            11,459,420
--------------------------------------------------------------------------------
Net assets                                                          $194,638,404
--------------------------------------------------------------------------------

_____
24

                             FINANCIAL HIGHLIGHTS

_____
25

               FINANCIAL HIGHLIGHTS (UNAUDITED)

               Selected data for a common share outstanding throughout each period is as follows:


CLASS (INCEPTION DATE)                      OPERATING PERFORMANCE       LESS DISTRIBUTIONS
                                          -------------------------   ------------------------


                                                               NET
Nuveen Flagship North           NETS                  REALIZED AND     DIVIDENDS                            NET          TOTAL
Carolina**                    ASSETS                    UNREALIZED     FROM TAX-                         ASSETS         RETURN
                               VALUE           NET      GAIN (LOSS)   EXEMPT NET    DISTRIBUTIONS         VALUE         ON NET
YEAR ENDING                BEGINNING    INVESTMENT            FROM    INVESTMENT     FROM CAPITAL        END OF         ASSETS
MAY 31,                    OF PERIOD    INCOME (B)      INVESTMENT        INCOME            GAINS        PERIOD      VALUE (A)
-------------------------------------------------------------------------------------------------------------------------------
Class A (3/86)
  1998 (d)                    $10.28         $ .27           $ .23         (.27)            $ --        $ 10.51         4.87%
  1997                         10.05           .54             .23         (.54)              --          10.28         7.79
  1996                         10.23           .55            (.18)        (.55)              --          10.05         3.67
  1995                         10.08           .57             .15         (.57)              --          10.23         7.45
  1994                         10.51           .57            (.42)        (.58)              --          10.08         1.30
  1993                          9.97           .58             .55         (.59)              --          10.51        11.66
  1992                          9.70           .60             .27         (.60)              --           9.97         9.30
  1991                          9.46           .61             .24         (.61)              --           9.70         9.28
  1990                          9.59           .61            (.13)        (.61)              --           9.46         5.16
  1989                          8.93           .62             .66         (.62)              --           9.59        14.78
  1988                          8.80           .62             .13         (.62)              --           8.93         8.77


Class B (2/97)
  1998 (d)                     10.28           .23             .24         (.23)              --          10.52         4.58
  1997 (c)                     10.33           .12            (.06)        (.11)              --          10.28          .64


Class C (10/93)
  1998 (d)                     10.26           .24             .24         (.24)              --          10.50         4.68
  1997                         10.03           .48             .23         (.48)              --          10.26         7.20
  1996                         10.22           .49            (.18)        (.50)              --          10.03         3.01
  1995                         10.06           .51             .16         (.51)              --          10.22         6.97
  1994 (c)                     10.84           .32            (.78)        (.32)              --          10.06        (6.26)*

Class R (2/97)
  1998 (d)                     10.28           .28             .22         (.28)              --          10.50         4.86
  1997 (c)                     10.27           .18             .01         (.18)              --          10.28         1.92
-------------------------------------------------------------------------------------------------------------------------------

                 *  Annualized.

                ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship North Carolina.

               (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

               (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

               (c)  From commencement of class operations as noted.

               (d)  For the six months ending November 30, 1997.

_____
26


                                  RATIOS/ SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
                                       RATIO                         RATIO
                                      OF NET                        OF NET
                     RATIO OF     INVESTMENT       RATIO OF     INVESTMENT
                     EXPENSES      INCOME TO       EXPENSES      INCOME TO
                   TO AVERAGE        AVERAGE     TO AVERAGE        AVERAGE
                   NET ASSETS     NET ASSETS     NET ASSETS     NET ASSETS
    NET ASSETS         BEFORE         BEFORE          AFTER          AFTER     PORTFOLIO
 END OF PERIOD     REIMBURSE-     REIMBURSE-     REIMBURSE-     REIMBURSE-      TURNOVER
(IN THOUSANDS)           MENT           MENT       MENT (B)       MENT (B)          RATE
-----------------------------------------------------------------------------------------
  $ 185,435              .86%*         5.17%*         .86%*          5.17%*         12%
    181,595             1.00           5.24           .93            5.31           23
    185,016             1.03           5.19           .90            5.32           54
    191,850             1.06           5.58           .91            5.73           35
    196,087             1.04           5.26           .89            5.41           21
    169,944             1.04           5.61           .95            5.70           12
    131,488             1.05           6.03           .98            6.10           17
    108,917             1.06           6.29           .99            6.36           12
     96,348             1.05           6.29           .94            6.40           34
     87,539             1.07           6.51           .92            6.66           21
     68,077             1.03           6.73           .83            6.93           75

        857             1.61*          4.41*         1.61*           4.41*          12
        271             1.62*          4.60*         1.62*           4.60*          23

      7,632             1.41*          4.62*         1.41*           4.62*          12
      7,065             1.54           4.70          1.48            4.76           23
      6,589             1.58           4.64          1.45            4.77           54
      6,049             1.61           4.98          1.46            5.13           35
      4,161             1.79*          4.35*         1.49*           4.65*          21

        715              .66*          5.37*          .66*           5.37*          12
        405              .66*          5.57*          .66*           5.57*          23
-----------------------------------------------------------------------------------------

_____
27

ADDITIONAL INVESTMENT OPPORTUNITIES

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama              Michigan
Arizona              Missouri
California           New Jersey
Colorado             New Mexico
Connecticut          New York
Florida              North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky             South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts        Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

_____
28

FUND INFORMATION

BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND SHAREHOLDER SERVICES
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

____
29

SERVING INVESTORS
FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

                                                                    VSA-NC-11.97
NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www. nuveen. com

NUVEEN
Municipal
Bond Funds


November 30, 1997


Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income to help you keep more of what you earn.


South
Carolina

CONTENTS


 1  DEAR SHAREHOLDER

 3  ANSWERING YOUR QUESTIONS

 6  PERFORMANCE OVERVIEW

 8  PORTFOLIO OF INVESTMENTS

11  STATEMENT OF NET ASSETS

12  STATEMENT OF OPERATIONS

13  STATEMENT OF CHANGES IN NET ASSETS

14  NOTES TO FINANCIAL STATEMENTS

20  FINANCIAL HIGHLIGHTS

22  ADDITIONAL INVESTMENT OPPORTUNITIES

23  FUND INFORMATION

DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwrtfeger
Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Flagship South Carolina Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.73%. To match this yield, investors in the 36% combined federal and state income tax bracket would have had to earn at least 7.39% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a highly competitive total return on net asset value of 7.64% with income reinvested, outpacing the average return of 6.44% for its peer group, the Lipper South Carolina municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW
Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan.

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

Still, falling commodity prices kept producer prices in check, while low import prices--due in part to the weakness in Asian markets--limited U.S. companies' ability to raise prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger

TIMOTHY R. SCHWERTFEGER
Chairman of the Board

January 15, 1998

_____
2

ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

TED NEILD, MANAGING DIRECTOR OF NUVEEN'S PORTFOLIO MANAGEMENT TEAM, TALKS ABOUT THE MUNICIPAL BOND MARKET AND OFFERS INSIGHTS INTO FACTORS THAT AFFECTED THE PERFORMANCE OF THE FUNDS OVER THE PAST YEAR.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation, and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?

As Tim mentioned in his letter to shareholders, the fund performed very well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.64%, which compares favorably with the one-year average return of 6.44% for the peer group of South Carolina municipal bond funds tracked by Lipper Analytical Services--a 120 basis point difference. Once again, this fund was the top performer in its category, ranking first among the 16 municipal bond funds in the grouping.

"One focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take."

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?

The fund has benefited from a high embedded yield and extremely high quality holdings. Because of severe quality compression during the period, it was possible to increase investments in high quality, essential service municipal bonds. We also continued to look for value for shareholders in individual bonds that enhanced the structure of the portfolio, allowing the fund to rally as the market moved forward. Specifically, we purchased longer duration bonds with good call protection at the lower prices available earlier this year.

Because of the limited issuance in South Carolina, home state bonds continue to demand a premium over bonds available in the general market. Retail demand exceeds the limited supply of South Carolina paper, so the fund continues to enjoy good execution of trades given our strong relationships with the broker-dealer community.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?

We take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be maintaining good call protection, which helps sustain the fund's dividend, regardless of the direction that interest rates take.

We will continue to focus on sustaining a high level of tax-free income while maintaining the fund's favorable duration. We will look for opportunities to purchase

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

housing bonds and essential service bonds with assistance of Nuveen Research.

While credit spreads are tight, we will continue to take advantage of opportunities to purchase bonds with high credit quality at yields that are similar to bonds with lower ratings. During the past year, the yield differentials between AAA and BBB bonds narrowed significantly. We believe that if credit spreads widen, these high-quality issues will increase in value relative to lower-rated bonds.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

Nuveen Flagship South Carolina
Municipal Bond Fund

PERFORMANCE OVERVIEW
As of November 30, 1997

FUND HIGHLIGHTS
------------------------------------------------------------------------
SHARE CLASS                       A           B            C           R
Inception Date                 7/93        2/97         2/97        2/97
 ........................................................................
Net Asset Value (NAV)         $9.82       $9.80        $9.81       $9.82
 ........................................................................
CUSIP                     67065P790   67065P782    67065P774   67065P766
------------------------------------------------------------------------

------------------------------------------------------------------------
Total Net Assets ($000)                                          $12,670
 ........................................................................
Average Weighted Maturity (Years)                                  20.33
 ........................................................................
Average Weighted Duration (Years)                                   8.66
------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
------------------------------------------------------------------------
SHARE CLASS          A(NAV)    A(OFFER)        B           C           R
1-Year                7.64%       3.13%    6.68%       7.00%       7.82%
 ........................................................................
3-Year               10.45%       8.90%    9.72%       9.98%      10.51%
 ........................................................................
Since Inception       5.91%       4.89%    5.25%       5.48%       5.96%
------------------------------------------------------------------------

TAX FREE YIELDS
------------------------------------------------------------------------
SHARE CLASS          A(NAV)   A(OFFER)         B           C           R
Dist Rate             5.07%      4.86%     4.35%       4.53%       5.32%
 ........................................................................
SEC 30-Day Yld        4.73%      4.53%     3.98%       4.18%       4.93%
 ........................................................................
Taxable Equiv Yld/2/  7.39%      7.08%     6.22%       6.53%       7.70%
------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C, and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for difference in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC Yield and a combined federal and state income tax rate of 36%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Credit Quality

                           [PIE CHART APPEARS HERE]

AA             28%
BBB/NR          3%
A              12%
AAA            57%

--------------------------------------------------------------------------------
Diversification

                           [PIE CHART APPEARS HERE]

Water & Sewer                 19%
Tax Obligation (G.O.)         17%
Health Care                   14%
Tax Obligation (Limited)      14%
Education/Civic Org.          10%
Utilities                      6%
Housing (Multi-family)         5%
Transportation                 5%
Forest/Paper Products          4%
Housing (Single-Family)        4%
Other                          2%

--------------------------------------------------------------------------------
Dividend History (A Shares)

                           [BAR CHART APPEARS HERE]

0.04235        Dec.  1996
0.04247        Jan.  1997
0.0417         Feb.  1997
0.0417         Mar.  1997
0.0417         Apr.  1997
0.0417         May   1997
0.0415         June  1997
0.0415         July  1997
0.0415         Aug.  1997
0.0415         Sept. 1997
0.0415         Oct.  1997
0.0415         Nov.  1997

                      PORTFOLIO OF INVESTMENTS (UNAUDITED)
                      NUVEEN FLAGSHIP SOUTH CAROLINA

     PRINCIPAL                                                                  OPTIONAL CALL                          MARKET
        AMOUNT        DESCRIPTION                                                PROVISIONS*        RATINGS**           VALUE
-----------------------------------------------------------------------------------------------------------------------------
                      EDUCATION AND CIVIC ORGANIZATIONS - 9.8%

   $   400,000        Coastal Carolina University, South Carolina Revenue,        6/04 at 102            AAA       $  451,436
                         6.800%, 6/01/19

       500,000        South Carolina State Education, Assistance Authority,       9/04 at 101              A          527,840
                         Guaranteed Student Loan, Sub Lien,
                         6.300%, 9/01/08

       250,000        University South Carolina, University Revenues,             6/07 at 101            AAA          259,453
                         5.600%, 6/01/14
-----------------------------------------------------------------------------------------------------------------------------
                      FOREST AND PAPER PRODUCTS - 4.1%

       500,000        Darlington County, South Carolina, Industrial               4/06 at 102              A          522,285
                         Development Revenue, Sonoco Company
                         Project, 6.000%, 4/01/26
-----------------------------------------------------------------------------------------------------------------------------
                      HEALTH CARE - 13.6%

       200,000        Greenville Hospital System, South Carolina Hospital        No Opt. Call            AAA          219,344
                         Facilities Revenue, 6.000%, 5/01/20

       250,000        Greenwood County, South Carolina, Hospital Revenue,        10/03 at 102            AAA          259,268
                         Self Memorial Hospital, 5.875%, 10/01/17

       500,000        Lexington County, South Carolina, Health Services          11/08 at 102            AAA          498,870
                         District Inc., Hospital Revenue Refunding and
                         Improvement, 5.000%, 11/01/09

       250,000        South Carolina Jobs, Economic Development Authority,       11/05 at 102            AAA          260,740
                         Tuomey Regional Medical Center, Series A,
                                   5.750%, 11/01/15

       500,000        Spartanburg County, South Carolina, Health Services         4/07 at 101            AAA          486,070
                         District Inc., Hospital Revenue, Series B,
                         5.125%, 4/15/22
-----------------------------------------------------------------------------------------------------------------------------
                      HOUSING/MULTIFAMILY - 4.5%

       300,000        South Carolina Regional Housing Development                 7/02 at 102             Aa          314,214
                         Corporation Number 1, Multifamily Revenue,
                         Redwood Village Apartments, Series A,
                         6.625%, 7/07/17

       250,000        South Carolina State Housing Finance and Development       11/05 at 102            AA-          256,865
                         Authority, Multifamily Revenue, Runaway Bay
                         Apartments Project, 6.125%, 12/01/15

_____
8

     PRINCIPAL                                                                    OPTIONAL CALL                       MARKET
        AMOUNT      DESCRIPTION                                                   PROVISIONS*         RATINGS**        VALUE
----------------------------------------------------------------------------------------------------------------------------
                    HOUSING/SINGLE FAMILY - 4.2%

    $  250,000      South Carolina Housing Authority, Homeownership                 7/04 at 102          AA      $   263,970
                         Mortgage Purchase, Series A, 6.150%, 7/01/08

       250,000      South Carolina Housing Finance and Development                  5/06 at 102         Aa2          262,628
                         Authority, Mortgage Revenue, Series A,
                         6.350%, 7/01/25
----------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/GENERAL - 17.1%

       250,000      Anderson County, South Carolina, School District                3/05 at 102         AAA          256,163
                         No. 004, 5.400%, 3/01/15

       500,000      Cherokee County, South Carolina, School District                3/07 at 101         Aa1          490,270
                         No. 001, 5.000%, 3/01/17

       365,000      Florence County, South Carolina, School District                3/06 at 102         AAA          381,345
                         No. 005, Series A, 5.700%, 3/01/17

       250,000      Lexington County, South Carolina, Public Library                2/03 at 102         Aa2          269,535
                         System, 6.300%, 2/01/10

       500,000      Lexington County, South Carolina, School District No. 3,        3/07 at 101         Aa1          493,270
                         5.000%, 3/01/17

       250,000      Puerto Rico Commonwealth, 6.400%, 7/01/11                   7/04 at 101 1/2           A          274,808
----------------------------------------------------------------------------------------------------------------------------
                    TAX OBLIGATION/LIMITED - 13.7%

                    Berkeley County, South Carolina, School District,
                    Certificates of Participation, Berkeley School Facilities
                    Group Inc.:
       250,000           6.250%, 2/01/12                                            2/04 at 102         AAA          271,763
       250,000           6.300%, 2/01/16                                            2/04 at 102         AAA          270,055

        10,000      Charleston County, South Carolina, Certificates of              6/04 at 102         AAA           11,241
                         Participation, Series B, 6.875%, 6/01/14

       400,000      Chesterfield County, South Carolina, School District,           7/05 at 102         AAA          425,772
                         Certificates of Participation, Chesterfield School
                         Facilities Inc., 6.000%, 7/01/15

       250,000      Hilton Head Island, South Carolina, Public Facilities           3/05 at 102         AAA          261,288
                         Corporation, Certificates of Participation,
                         5.750%, 3/01/14

        400,00      North Charleston, South Carolina, Certificates of               9/07 at 102         AAA          390,488
                         Participation, Refunding and Improvement,
                         Coliseum and Convention, 5.125%, 9/01/19

       100,000      Puerto Rico Public Buildings Authority, Series L,              No Opt. Call           A          104,045
                         5.500%, 7/01/21

_____
9

                    PORTFOLIO OF INVESTMENTS (UNAUDITED)
                    NUVEEN FLAGSHIP SOUTH CAROLINA - CONTINUED

     PRINCIPAL                                                                    OPTIONAL CALL                           MARKET
        AMOUNT      DESCRIPTION                                                     PROVISIONS*     RATINGS**              VALUE
--------------------------------------------------------------------------------------------------------------------------------
                    TRANSPORTATION - 4.5%

 $     300,000      Horry County, South Carolina, Airport Revenue, Series A,        7/07 at 102           AAA       $    307,662
                      5.700%, 7/01/27

       250,000      Richland and Lexington, South Carolina, Airport District        1/05 at 100           AAA            261,570
                      Revenue, Columbia Metropolitan Airport,
                      6.000%, 1/01/15
--------------------------------------------------------------------------------------------------------------------------------
                    U.S. GUARANTEED - 2.2%

       240,000      Charleston County, South Carolina, Certificates of              6/04 at 102           AAA            276,398
                      Participation, Series B, 6.875%, 6/01/14
                      (Pre-refunded to 6/01/04)
--------------------------------------------------------------------------------------------------------------------------------
                    UTILITIES - 5.9%

       250,000      Charleston County, South Carolina, Solid Waste User             1/05 at 102           AAA            266,380
                      Fee Revenue, 6.000%, 1/01/14

       500,000      South Carolina Public Service Authority,                        1/08 at 101           AAA            486,240
                      Santee Cooper, Series A, 5.125%, 1/01/32
--------------------------------------------------------------------------------------------------------------------------------
                    WATER AND SEWER - 18.2%

       250,000      Columbia, South Carolina, Waterworks and Sewer                 No Opt. Call            AA            261,363
                      System Revenue, 5.375%, 2/01/12

       250,000      Georgetown County, South Carolina, Water and Sewer              6/05 at 102           N/R            252,823
                      District Revenue Refunding and Improvement,
                      6.500%, 6/01/25

       300,000      Greenville, South Carolina, Waterworks Revenue,                 2/07 at 102           Aa1            307,275
                      5.500%, 2/01/22

       500,000      Lexington, South Carolina, Water and Sewer Revenue,             4/07 at 102            AA            500,795
                      5.500%, 4/01/29

       250,000      Spartanburg, South Carolina, Sanitation Sewer District,         6/07 at 101           AAA            253,183
                      Sewer System Revenue, 5.500%, 6/01/20

       500,000      Spartanburg, South Carolina, Waterworks Revenue,                6/07 at 101           AAA            481,540
                      5.000%, 6/01/22

       250,000      York County, South Carolina, Water and Sewer Revenue,          12/03 at 102           N/R            252,475
                      6.500%, 12/01/25
---------------------------------------------------------------------------------------------------------------------------------
 $  12,015,000      Total Investments - (cost $11,752,593) - 97.8%                                                    12,390,730
---------------------------------------------------------------------------------------------------------------------------------
                    Other Assets Less Liabilities - 2.2%                                                                 279,078
                    -------------------------------------------------------------------------------------------------------------
                    Net Assets - 100%                                                                               $ 12,669,808
                    -------------------------------------------------------------------------------------------------------------

                    * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other provisions at varying prices at later dates.

                    ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

                    N/R- Investment is not rated.

                                 See accompanying notes to financial statements.

_____
10

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                                         NUVEEN FLAGSHIP
                                                                                          SOUTH CAROLINA
---------------------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                               $ 12,390,730
Cash                                                                                              46,673
Receivables:
  Fund Manager (note 6)                                                                            1,760
  Interest                                                                                       223,546
  Shares sold                                                                                     44,159
Other assets                                                                                      39,098
---------------------------------------------------------------------------------------------------------
      Total assets                                                                            12,745,966
---------------------------------------------------------------------------------------------------------
LIABILITIES
Accrued expenses:
  12b-1 distribution and service fees (notes 1 and 6)                                              2,573
  Other                                                                                           22,260
Dividends payable                                                                                 51,325
---------------------------------------------------------------------------------------------------------
      Total liabilities                                                                           76,158
---------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                         $ 12,669,808
---------------------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                                  $ 11,473,211
Shares outstanding                                                                             1,168,887
Net asset value and redemption price per share                                              $       9.82
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20% of offering price)                                                        $      10.25
---------------------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                                  $    454,918
Shares outstanding                                                                                46,397
Net asset value, offering and redemption price per share                                    $       9.80
---------------------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                                  $    694,484
Shares outstanding                                                                                70,791
Net asset value, offering and redemption price per share                                    $       9.81
---------------------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                                  $     47,195
Shares outstanding                                                                                 4,804
Net asset value, offering and redemption price per share                                    $       9.82
---------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

_____
11

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                                            NUVEEN FLAGSHIP
                                                                                             SOUTH CAROLINA
-----------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                                $315,194
-----------------------------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                                             30,890
12b-1 service fees -- Class A (notes 1 and 6)                                                        10,419
12b-1 distribution and service fees -- Class B (notes 1 and 6)                                        1,170
12b-1 distribution and service fees -- Class C (notes 1 and 6)                                        1,971
Shareholders' servicing agent fees and expenses                                                       1,607
Custodian's fees and expenses                                                                        15,399
Trustees' fees and expenses (note 6)                                                                    110
Professional fees                                                                                     7,496
Shareholders' reports -- printing and mailing expenses                                                  816
Federal and state registration fees                                                                   1,483
Organizational expenses                                                                               5,929
Other expenses                                                                                          222
-----------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                                          77,512
  Expense reimbursement (note 6)                                                                    (42,049)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                                         35,463
-----------------------------------------------------------------------------------------------------------
Net investment income                                                                               279,731
-----------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                                      122,898
Net change in unrealized appreciation or depreciation of investments                                213,372
-----------------------------------------------------------------------------------------------------------
Net gain from investments                                                                           336,270
-----------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                         $616,001
===========================================================================================================

                                 See accompanying notes to financial statements.

_____
12

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                        NUVEEN FLAGSHIP SOUTH CAROLINA
                                                                     ---------------------------------------
                                                                     SIX MONTHS ENDED            YEAR ENDED
                                                                             11/30/97               5/31/97*
------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                     $   279,731           $   588,783
Net realized gain from investment transactions
  (notes 1 and 4)                                                             122,898                12,003
Net change in unrealized appreciation or depreciation
  of investments                                                              213,372               270,459
------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                    616,001               871,245
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                                    (262,840)             (583,450)
  Class B                                                                      (5,102)               (1,592)
  Class C                                                                     (11,513)               (1,078)
  Class R                                                                      (1,135)                 (340)
------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                    (280,590)             (586,460)
------------------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                            4,138,862             2,419,482
Net proceeds from shares issued to shareholders due
  to reinvestment of distributions                                            165,233               337,619
------------------------------------------------------------------------------------------------------------
                                                                            4,304,095             2,757,101
------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                                    (2,204,345)           (3,340,985)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
  transactions                                                              2,099,750              (583,884)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                       2,435,161              (299,099)
Net assets at the beginning of period                                      10,234,647            10,533,746
------------------------------------------------------------------------------------------------------------
Net assets at the end of period                                           $12,669,808           $10,234,647
============================================================================================================
Balance of undistributed net investment income at end of period           $     1,464           $     2,323
============================================================================================================

* Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1).

                                 See accompanying notes to financial statements.

_____
13

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)


1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship South Carolina Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship South Carolina Double Tax Exempt Fund ("Flagship South Carolina") was reorganized into the Trust and renamed Nuveen Flagship South Carolina Municipal Bond Fund ("Nuveen Flagship South Carolina"). Prior to the reorganization, Flagship South Carolina was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

SECURITIES VALUATION

The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

SECURITIES TRANSACTIONS

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had no such outstanding purchase commitments.

_____
14

Interest Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Income Taxes

The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and South Carolina state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribu-

_____
15
tion or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

Organizational Expenses

The organizational expenses incurred on behalf of the Fund (approximately $35,400) will be reimbursed to the Adviser on a straight-line basis over a period of three years. As of November 30, 1997, $17,747 has been reimbursed.

_____
16

2. FUND SHARES
Transactions in Fund shares were as follows:

                                                                         SIX MONTHS ENDED 11/30/97          YEAR ENDED 5/31/97*
                                                                        ----------------------------------------------------------
                                                                         SHARES            AMOUNT         SHARES            AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                              359,605       $ 3,491,582        192,810       $ 1,814,877
   Class B                                                               29,266           284,230         16,861           160,503
   Class C                                                               35,259           342,378         44,094           419,098
   Class R                                                                2,146            20,672          2,621            25,004

Shares issued to shareholders
   due to reinvestment
   of distributions:
   Class A                                                               16,078           155,066         35,809           337,619
   Class B                                                                  270             2,623            ---               ---
   Class C                                                                  739             7,187            ---               ---
   Class R                                                                   37               357            ---               ---
----------------------------------------------------------------------------------------------------------------------------------
                                                                        443,400         4,304,095        292,195         2,757,101
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeeemed:
   Class A                                                             (217,526)       (2,114,034)      (353,491)       (3,340,985)
   Class B                                                                  ---               ---            ---               ---
   Class C                                                               (9,301)          (90,311)           ---               ---
   Class R                                                                  ---               ---            ---               ---
----------------------------------------------------------------------------------------------------------------------------------
                                                                       (226,827)       (2,204,345)      (353,491)       (3,340,985)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                 216,573       $ 2,099,750        (61,296)      $  (583,884)
==================================================================================================================================

* Information represents eight months of Flagship South Carolina and four months of Nuveen Flagship South Carolina (see note 1).

3. DISTRIBUTIONS TO SHAREHOLDERS
On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

---------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
  Class A                                                                                                                  $.0415
  Class B                                                                                                                   .0355
  Class C                                                                                                                   .0370
  Class R                                                                                                                   .0435
---------------------------------------------------------------------------------------------------------------------------------

_____
17

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $5,515,459 and $3,735,405, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $2,200,000 and $2,200,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $306,863 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $638,137, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                     MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                           .5500 of 1%
For the next $125 million                                            .5375 of 1
For the next $250 million                                            .5250 of 1
For the next $500 million                                            .5125 of 1
For the next $1 billion                                              .5000 of 1
For net assets over $2 billion                                       .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $33,400 of which approximately $29,000 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $26,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all

_____
18

12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $3,100 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $200 of CDSC on share redemptions during the six months ended November 30, 1997.

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                      $12,213,860
Balance of undistributed net investment income                             1,464
Accumulated net realized gain (loss) from investment transactions      (183,653)
Net unrealized appreciation of investments                               638,137
--------------------------------------------------------------------------------
Net assets                                                           $12,669,808
================================================================================

_____
19

                       FINANCIAL HIGHLIGHTS (UNAUDITED)

  Selected data for a share outstanding throughout each period is as follows:

CLASS (INCEPTION DATE)              OPERATING PERFORMANCE            LESS DISTRIBUTIONS
                                  -------------------------     ----------------------------

                                                        NET
NUVEEN FLAGSHIP              NET               REALIZED AND      DIVIDENDS                          NET        TOTAL
SOUTH CAROLINA**           ASSET                 UNREALIZED      FROM TAX-                        ASSET       RETURN
                           VALUE         NET    GAIN (LOSS)     EXEMPT NET     DISTRIBUTIONS      VALUE       ON NET
YEAR ENDING            BEGINNING  INVESTMENT           FROM     INVESTMENT      FROM CAPITAL     END OF        ASSET
MAY 31,                OF PERIOD  INCOME (b)    INVESTMENTS         INCOME             GAINS     PERIOD    VALUE (a)
---------------------------------------------------------------------------------------------------------------------
CLASS A (7/93)
 1998 (d)                  $9.53        $.24          $ .30         $(.25)             $  --      $9.82         5.70%
 1997                       9.28         .51            .24          (.50)                --       9.53         8.28
 1996                       9.45         .48           (.15)         (.50)                --       9.28         3.53
 1995                       9.20         .50            .25          (.50)                --       9.45         8.54
 1994 (c)                   9.58         .42           (.38)         (.39)              (.03)      9.20          .15*

CLASS B (2/97)
 1998 (d)                   9.52         .21            .28          (.21)                --       9.80         5.22
 1997 (c)                   9.61         .13           (.11)         (.11)                --       9.52          .20

CLASS C (2/97)
 1998 (d)                   9.52         .22            .29          (.22)                --       9.81         5.43
 1997 (c)                   9.63         .13           (.13)         (.11)                --       9.52          .03

CLASS R (2/97)
 1998 (d)                   9.54         .25            .29          (.26)                --       9.82         5.72
 1997 (c)                   9.60         .14           (.07)         (.13)                --       9.54          .75
---------------------------------------------------------------------------------------------------------------------

                *   Annualized.

               ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship South Carolina.

               (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.

               (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.

               (c)  From commencement of class operations as noted.

               (d)  For the six months ending November 30, 1997.

_____
20

                                RATIOS/SUPPLEMENT DATA
---------------------------------------------------------------------------------------
                                     RATIO                           RATIO
                                    OF NET                          OF NET
                    RATIO OF    INVESTMENT         RATIO OF     INVESTMENT
                    EXPENSES     INCOME TO         EXPENSES      INCOME TO
                  TO AVERAGE       AVERAGE       TO AVERAGE        AVERAGE
                  NET ASSETS    NET ASSETS       NET ASSETS     NET ASSETS
    NET ASSETS        BEFORE        BEFORE            AFTER          AFTER   PORTFOLIO
 END OF PERIOD    REIMBURSE-    REIMBURSE-       REIMBURSE-     REIMBURSE-    TURNOVER
(IN THOUSANDS)          MENT          MENT         MENT (B)       MENT (B)        RATE
---------------------------------------------------------------------------------------
       $11,473          1.34%*        4.27%*            .59%*         5.02%*        34%
         9,629          1.55          4.22              .41           5.36          68
        10,534          1.53          4.16              .71           4.98          76
         9,013          1.86          4.08              .40           5.54          87
         6,284          2.12*         3.10*             .40*          4.82*         88

           455          2.09*         3.53*            1.34*          4.28*         34
           160          2.12*         3.84*            1.09*          4.87*         68

           694          1.89*         3.73*            1.14*          4.48*         34
           420          1.91*         3.85*             .90*          4.86*         68

            47          1.14*         4.46*             .39*          5.21*         34
            25          1.17*         4.70*             .14*          5.73*         68
---------------------------------------------------------------------------------------

_____
21

ADDITIONAL INVESTMENT OPPORTUNITIES

NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama              Michigan
Arizona              Missouri
California           New Jersey
Colorado             New Mexico
Connecticut          New York
Florida              North Carolina
Georgia              Ohio
Kansas               Pennsylvania
Kentucky             South Carolina
Louisiana            Tennessee
Maryland             Virginia
Massachusetts        Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

_____
22

FUND INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND SHAREHOLDER SERVICES
Boston Financial Data Service
Nuveen Investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

_____
23

Serving Investors
for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time - with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800) 225-8530
www.nuveen.com






                                                                    VSA-SC-11.97

NUVEEN
MunicipaL
Bond Funds


November 30, 1997

Semiannual Report

[PHOTO APPEARS HERE]

Dependable, tax-free income
to help you keep more of
what you earn.



Tennessee

CONTENTS

1    Dear Shareholder

3    Answering Your Questions

6    Performance Overview

8    Portfolio of Investments

16   Statement of Net Assets

17   Statement of Operations

18   Statement of Changes in Net Assets

19   Notes to Financial Statements

25   Financial Highlights

28   Additional Investment Opportunities

29   Fund Information

                               DEAR SHAREHOLDER

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger Chairman of the Board

Wealth takes a lifetime to build. Once achieved, it should be preserved.

It's a pleasure to share with you the Nuveen Flagship Tennessee Municipal Bond Fund's outstanding performance record for the 12 months ended November 30, 1997. Over the past year, investors continued to enjoy attractive, tax-free dividends generated by the fund's portfolio of municipal bonds. As of November 30, 1997, Class A shareholders were receiving a current yield on net asset value of 4.28%. To match this yield, investors in the 35% combined federal and state income tax bracket would have had to earn at least 6.58% on taxable alternatives.

During this same period, the fund provided Class A shareholders with a competitive total return on net asset value of 7.29% with income reinvested, outpacing the average return of 6.72% for its peer group, the Tennessee municipal bond fund category. You will find additional details on the fund's performance on pages 6-7.

THE YEAR IN REVIEW

Over the past year, U.S. investors have benefited from robust economic growth with little evidence of inflationary pressures. With unemployment rates at 20-year lows and the current economic expansion entering its seventh year, the presence of benign inflation has sparked debate over whether the traditional link between growth and inflation has been broken. During 1997, expectations that excess growth would generate inflation disrupted the markets on several occasions, most notably following the Federal Reserve's interest rate tightening in March and speeches by Fed Chairman Alan Greenspan. Still, falling commodity prices kept producer prices in check, while low import prices--due

___
1

"The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation."

in part to the weakness in Asian markets--limited U.S. companies' ability to raise consumer prices. This combination has kept inflation subdued and the Federal Reserve "on hold" since March. The reduction in the federal deficit and passage of the Taxpayer Relief Act of 1997 offer additional encouragement to long-term fixed-income investors.

HELPING YOU BUILD A BETTER PORTFOLIO

The events of 1997 have focused renewed attention on the need for diversification and appropriate asset allocation. Stock market volatility, especially late in the year, provided a vivid illustration of the steadying effect that fixed-income investments can provide in a well-constructed investment portfolio. Nuveen mutual funds provide an excellent balance to other stock and bond investments. Your financial adviser can introduce you to a variety of other Nuveen products and services to round out your investment portfolio, including the Nuveen Growth and Income Stock Fund and two balanced stock and bond funds.

In addition, we recently expanded our private asset management capabilities through the acquisition of Rittenhouse Financial Services, a well-respected growth investment manager. We encourage you to talk with your financial adviser about ways to complement your current Nuveen investments by taking advantage of these additional products and services.

We at Nuveen remain committed to providing you with quality investment solutions that withstand the test of time. We thank you for your confidence in us and our family of investments, and we look forward to our next report to you.

Sincerely,

/s/ Timothy R. Schwertfeger
------------------------------
Timothy R. Schwertfeger
Chairman of the Board

January 15, 1998

___
2

                           ANSWERING YOUR QUESTIONS

[PHOTO OF TED NEILD APPEARS HERE]

Ted Neild, managing director of Nuveen's portfolio management team, talks about the municipal bond market and offers insights into factors that affected the performance of the fund over the past year.

WHAT ECONOMIC AND MARKET FACTORS INFLUENCED THE PERFORMANCE OF MUNICIPAL BONDS OVER THE PAST YEAR?

Over the past 12 months, the performance of the municipal bond market was influenced by three major factors: the continued strength of the U.S. economy, minimal inflation and volatility in the equity markets. During 1997, these factors contributed to a positive environment for fixed-income investments, as reflected in the steady-to-declining interest rates evident during the year.

Between December 1996 and November 1997, the yield on the 30-year Treasury bond dropped from 6.36% to 6.05%, and the municipal market followed suit, as the yield on the Bond Buyer 40 declined from 5.63% to 5.36%. The spread between tax-free municipal bonds and taxable Treasury bonds remained tight, making municipal bonds very attractive. The strong total returns produced in this environment were somewhat muted by a heavy supply of newly issued bonds that temporarily reduced bond prices. The increased supply worked to our advantage, however, as it expanded opportunities to find value in the marketplace.

HOW HAS THE FUND PERFORMED DURING THIS PERIOD?

As Tim mentioned in his letter to shareholders, the fund performed well during the one-year period ended November 30, 1997. The total return on net asset value for Class A shares of the fund was 7.29%, which compares favorably with the one-year average return of 6.72% for

___
3

"We plan to be very selective in purchasing securities that offer strong call protection, which helps ensure the strength of the fund's dividend."

the peer group of Tennessee municipal bond funds tracked by Lipper Analytical Services--a 57 basis point difference. Once again, this fund was one of the top performers in its category, ranking fifth among the 20 municipal bond funds in the grouping.

GIVEN THE CURRENT MUNICIPAL MARKET, WHERE WERE YOU ABLE TO FIND VALUE?

One of the ways that we achieved such outstanding performance and created value for shareholders was by structuring the fund to be well-diversified among many sectors of the marketplace. With such broad diversification, we help ensure that the fund is not overly susceptible to downturns in any one sector of the municipal market. In addition, we used our strong network of institutional investors to purchase bonds at very competitive prices.

WHAT ARE YOUR KEY STRATEGIES FOR THE COMING YEAR?

To sustain our strong performance record, we take a holistic approach to portfolio management--assessing all of the factors that determine a fund's performance and taking advantage of all of them to contribute to total return and dividend stability. In the coming year, one focus will be boosting the call protection of the fund. Tennessee issuers tend to construct bond deals with less call protection than is available in the general marketplace. So, we plan to be very selective in purchasing securities that offer strong call protection, which helps ensure the strength of the fund's dividend. In addition, we will continue to search for higher-yielding securities to support the dividend.

____
4

"Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand."

As part of our value investing approach, we will also continue to look for individual bonds that offer good long-term value with the potential for appreciating returns. Our thorough research helps us find investment quality bonds that offer the best values--such as bonds from specific regions and sectors that have the best potential for performance and appreciation. We plan to continue to search for bonds with pre-refunding potential, as well as those that we feel are undervalued by the market as a whole.

WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL MARKET?

Looking at the year ahead, we believe the overall market will continue to strike a good balance between supply and demand. We expect supply to increase as new issuers continue to enter the market. A continued decline in yields could also cause new supply to come to market through refunding of current debt. On the demand side, volatility in the equity markets, plus the potential for a weakening of the economy, could spark increased interest in bonds of all types.

The financial crises in Asia, coupled with the continued strength of the dollar and low commodity prices, are all contributing to the excellent inflation picture. This backdrop should help offset stronger labor markets and limit the effects of any bond market corrections. In the meantime, positive underlying fundamentals provide good support for the municipal market.

____
5

Nuveen Flagship Tennessee
Municipal Bond Fund
Performance Overview
As of November 30, 1997


FUND HIGHLIGHTS
====================================================================================================
SHARE CLASS                                                    A           B           C           R
Inception Date                                             11/87        2/97       10/93        2/97
----------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                     $11.37      $11.37      $11.36    $  11.35
----------------------------------------------------------------------------------------------------
CUSIP                                                  67065P758   67065P741   67065P733   67065P725
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Total Net Assets ($000)                                                                     $287,842
----------------------------------------------------------------------------------------------------
Average Weighted Maturity (Years)                                                              18.99
----------------------------------------------------------------------------------------------------
Duration (Years)                                                                                7.06
----------------------------------------------------------------------------------------------------

ANNUALIZED TOTAL RETURN/1/
====================================================================================================
SHARE CLASS                                    A(NAV)    A(OFFER)          B           C           R
1-Year                                          7.29%       2.78%       6.55%       6.69%       7.26%
----------------------------------------------------------------------------------------------------
5-Year                                          6.65%       5.75%       6.04%       6.04%       6.64%
----------------------------------------------------------------------------------------------------
10-Year                                         8.07%       7.61%       7.60%       7.47%       8.07%
----------------------------------------------------------------------------------------------------

TAX-FREE YIELDS
====================================================================================================
SHARE CLASS                                    A(NAV)    A(OFFER)          B           C           R
Dist Rate                                       5.17%       4.95%       4.43%       4.60%       5.34%
----------------------------------------------------------------------------------------------------
SEC 30-Day Yld                                  4.28%       4.10%       3.53%       3.73%       4.48%
----------------------------------------------------------------------------------------------------
Taxable Equiv Yld/2/                            6.58%       6.31%       5.43%       5.74%       6.89%
----------------------------------------------------------------------------------------------------

/1/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum up-front sales charge. Class B shares have a contingent deferred sales charge (CDSC) that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/ Based on SEC Yield and a combined federal and state income tax rate of 35%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

_____
6

[PIE CHART APPEARS HERE]

Credit Quality
    AA 25%
     A 17%
 BBB/NR 9%
   AAA 49%

[PIE CHART APPEARS HERE]

Diversification
    U.S. Guaranteed          18%
    Tax Obligation (Limited) 15%
    Health Care              14%
    Tax Obligation (G.O.)     8%
    Utilities                 8%
    Housing (Single-Family)   7%
    Basic Materials           6%
    Transportation            6%
    Forest/Paper Products     5%
    Education/Civic Org.      4%
    Water and Sewer           4%
    Consumer Cyclical         3%
    Other                     2%

[BAR GRAPH APPEARS HERE]

0.04955             Dec.  1996
0.04968             Jan.  1997
0.0488              Feb.  1997
0.0488              Mar.  1997
0.0488              Apr.  1997
0.0488              May   1997
0.049               June  1997
0.049               July  1997
0.049               Aug.  1997
0.049               Sept. 1997
0.049               Oct.  1997
0.049               Nov.  1997

_____
7

                          PORTFOLIO OF INVESTMENTS (UNAUDITED)
                          NUVEEN FLAGSHIP TENNESSEE

            PRINCIPAL                                                               OPTIONAL CALL                  MARKET
            AMOUNT        DESCRIPTION                                                 PROVISIONS*    RATINGS**     VALUE
-------------------------------------------------------------------------------------------------------------------------
                          BASIC MATERIALS - 5.7%

            $3,000,000    Chattanooga, Tennessee, Industrial Development              7/03 at 103         AA  $ 3,243,600
                             Board, Pollution Control Revenue, E. I. Du Pont,
                             Series A, 6.350%, 7/01/22

            12,000,000    Humphreys County, Tennessee, Industrial Development         5/04 at 102        AA-   13,250,640
                             Board, Solid Waste Disposal Revenue, E.I. Dupont
                             Denemours and Company Project, 6.700%, 5/01/24
-------------------------------------------------------------------------------------------------------------------------
                          CONSUMER CYCLICAL - 2.7%

             7,000,000    Maury County, Tennessee, lndustrial Development             9/04 at 102         A-    7,665,910
                             Board, Pollution Control Revenue, Multi-Modal,
                             Saturn Corporation Project, 6.500%, 9/01/24
-------------------------------------------------------------------------------------------------------------------------
                          CONSUMER STAPLES - 0.6%

               250,000    Memphis and Shelby County, Tennessee, Industrial           No Opt. Call         A1      287,018
                             Development Board, Industrial Development
                             Revenue, Colonial Baking Company, Memphis
                             Project, 9.500%, 4/01/01

             1,245,000    South Fulton, Tennessee, Industrial Development Board,     10/05 at 102         A3    1,330,444
                             Industrial Development Revenue, Tyson Foods Inc.
                             Project, 6.400%, 10/01/20
-------------------------------------------------------------------------------------------------------------------------
                          EDUCATION AND CIVIC ORGANIZATIONS - 3.5%

                          Metropolitan Government, Nashville and Davidson
                          County, Tennessee, H and E Facilities Board Revenue,
                          Vanderbilt University, Series A:
            1,000,000        7.625%, 5/01/08                                          5/98 at 102         AA    1,035,010
            2,850,000        7.625%, 5/01/16                                          5/98 at 102         AA    2,949,408

            3,705,000     Tennessee School Bond Authority, Higher Education       5/02 at 101 1/2        AAA    3,983,283
                             Facilities, Series A, 6.250%, 5/01/22

            2,000,000     Tennessee School Bond Authority, Higher Educational         5/06 at 102         AA    2,075,460
                          Facilities, Series C, 5.700%, 5/01/20
-------------------------------------------------------------------------------------------------------------------------
                          FOREST AND PAPER PRODUCTS - 5.4%

            6,750,000     Loudon County, Tennessee, Industrial Development            2/03 at 102         AA    7,159,725
                             Board, Solid Waste Disposal Revenue, Kimberly
                             Clark Corporation Project, 6.200%, 2/01/23

            2,500,000     McMinn County, Tennessee, Industrial Development            3/01 at 102       Baa1    2,745,850
                             Board, Pollution Control Revenue, Calhoun
                             Company Project, Bowater, Series A, 7.625%, 3/01/16

            4,950,000     McMinn County, Tennessee, Industrial Development           12/02 at 102       Baa1    5,529,200
                             Board, Solid Waste Revenue, Recycling Facility,
                             Calhoun Newsprint, Bowater, 7.400%, 12/01/22

                  ______

           PRINCIPAL                                                             OPTIONAL CALL                   MARKET
              AMOUNT      DESCRIPTION                                              PROVISIONS*   RATINGS**        VALUE
------------------------------------------------------------------------------------------------------------------------
                          HEALTH CARE - 13.3%

            $1,930,000    Chattanooga, Tennessee, Health Education and              9/01 at 102        AAA  $2,099,087
                             Housing Facility Board, Memorial Hospital Project,
                             Series A, 6.600%, 9/01/12

                          Clarksville, Tennessee, Hospital Revenue and
                          Improvement, Clarksville Memorial Project:
             1,000,000       6.250%, 7/01/08                                        7/03 at 102       Baa1   1,054,410
             1,775,000       6.250%, 7/01/13                                        7/03 at 102       Baa1   1,852,124
             1,250,000       6.375%, 7/01/18                                        7/03 at 102       Baa1   1,313,888

             1,550,000    Cookeville, Tennessee, Industrial Development            12/03 at 102          A   1,607,242
                             Board, Hospital Revenue, Cookeville General
                             Hospital Project, 5.750%,10/01/10

             7,350,000    Jackson, Tennessee, Hospital Revenue                      4/05 at 102        AAA   7,561,827
                             and Improvement, 5.625%, 4/01/15

                          Johnson City, Tennessee, Health and Educational
                          Facilities Board, Hospital Revenue, Johnson City
                          Medical Center Hospital:
             3,750,000       5.000%, 7/01/13                                        7/04 at 102        AAA   3,717,788
             2,090,000       6.750%, 7/01/16                                        7/01 at 102        AAA   2,277,682

             1,790,000    Knox County, Tennessee, Health Educational                1/98 at 102        AAA   1,832,172
                             and Housing Facilities Board, Hospital Facilities
                             Revenue, Fort Sanders Regional Medical Center,
                             8.000%, 1/01/08

                          Knox County, Tennessee, Health Educational
                          and Housing Facilities Board, Hospital Facilities
                          Revenue, Fort Sanders Alliance:
             1,000,000       6.250%, 1/01/13                                       No Opt. Call        AAA   1,133,000
             3,000,000       5.250%, 1/01/15                                       No Opt. Call        AAA   3,066,270

             1,250,000    Metropolitan Government, Nashville and                   11/05 at 102        AAA   1,298,963
                             Davidson County, Tennessee, H and E Facilities Board,
                             Adventist Health System, 5.750%, 11/15/25

             2,395,000    Metropolitan Government, Nashville and Davidson          11/01 at 102        AAA   2,647,505
                             County, Tennessee, H and E Facilities Board,
                             Adventist Health/Sunbelt, 7.000%, 11/15/16

             4,000,000    Shelby County, Tennessee, Health Educational              8/05 at 102        AAA   4,017,240
                             and Housing Facility Board, Hospital Revenue,
                             Formerly Shelby County, Tennessee, Methodist
                             Health System Inc., 5.250%, 8/01/15

              2,500,000   Sumner County, Tennessee, Health Educational and         11/04 at 102         A-   2,834,400
                             Housing Facilities Board, Sumner Regional Health
                             System lnc., Series 1994, 7.500%, 11/01/14

                     _____

                          PORTFOLIO OF INVESTMENTS (UNAUDITED)
                          NUVEEN FLAGSHIP TENNESSEE  CONTINUED

         PRINCIPAL                                                            OPTIONAL CALL                      MARKET
         AMOUNT           DESCRIPTION                                          PROVISIONS*        RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                          HOUSING/ MULTIFAMILY - 2.4%

     $1,200,000           Chattanooga, Tennessee, Health Education and         7/03 at 102        Aaa          $1,235,328
                            Housing Facility Board, Multifamily Mortgage
                            Revenue, Windridge Apartments, Series A,
                            5.950%, 7/01/14

      3,500,000           Franklin, Tennessee, Industrial Development Board,  10/06 at 102        AAA           3,618,055
                            Multifamily Revenue, Housing Landings Apartment
                            Project, Series A, 6.000%, 10/01/26

                          Metropolitan Government, Nashville and Davidson
                          County, Tennessee, H and E Facilities Board, Herman
                          Street:
        250,000             7.000%, 6/01/17                                    6/02 at 103        AAA             269,205
        495,000             7.250%, 6/01/32                                    6/02 at 103        AAA             529,888
      1,250,000           Metropolitan Government, Nashville and Davidson     10/98 at 103        AAA           1,305,138
                            County, Tennessee, Industrial Development Board,
                            Multifamily Housing, St. Paul Apartment, Series A,
                            8.125%, 10/01/28
-----------------------------------------------------------------------------------------------------------------------------------
                          HOUSING/ SINGLE FAMILY - 7.0%

        290,000           Hamilton County, Tennessee, Single Family Revenue,   9/00 at 102        AAA             306,469
                            Home Purchase and Rehabilitation Program,
                            8.000%, 9/01/23

      6,000,000           Tennessee Housing Development Agency,                7/06 at 102         AA           6,298,860
                            Homeownership Program, Issue 4A,
                            6.375%, 7/01/22

      1,500,000           Tennessee Housing Development Agency,                7/07 at 102         AA           1,535,430
                            Series 3, 5.850%, 7/01/17

        700,000           Tennessee Housing Development Agency,                7/98 at 103         AA             713,384
                            Homeownership Program, Issue J, 7.750%, 7/01/17

      2,000,000           Tennessee Housing Development Agency,                7/99 at 103         AA           2,050,140
                            Homeownership Program, Series O,
                            7.750%, 7/01/20

        805,000           Tennessee Housing Development Agency,                7/00 at 103         AA             851,279
                            Series P, 7.700%, 7/01/16

        120,000           Tennessee Housing Development Agency,                7/01 at 102        Aa2             127,048
                            Issue U, 7.400%, 7/01/16

      3,900,000           Tennessee Housing Development Agency,                7/01 at 102        Aa2           4,125,966
                            Series T, 7.375%, 7/01/23

      2,695,000           Tennessee Housing Development Agency,                7/02 at 102         AA           2,846,729
                            Homeownership Program, Issue WR,
                            6.800%, 7/01/17

______
10

              PRINCIPAL                                                           OPTIONAL CALL                    MARKET
                 AMOUNT  DESCRIPTION                                               PROVISIONS*       RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                         HOUSING/SINGLE FAMILY  CONTINUED

            $335,000     Tennessee Housing Development Agency,                    7/02 at 102         AA           $  352,601
                            Homeownership Program, Issue XR, 6.875%, 7/01/22

           1,000,000     Tennessee Housing Development Agency,                    7/04 at 102         A+            1,067,260
                            Series A, 6.900%, 7/01/25
-----------------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/ GENERAL  7.5%

                         Hamilton County, Tennessee:
           1,490,000        6.250%, 2/01/20                                       2/05 at 102        Aa2            1,616,263
           2,025,000        6.300%, 2/01/25                                       2/05 at 102        Aa2            2,203,909

           1,435,000     Memphis, Tennessee, Series B, 7.050%, 7/01/10            7/98 at 102         AA            1,486,143

           5,950,000     Metropolitan Government, Nashville and Davidson          5/07 at 102         AA            5,825,407
                            County, Tennessee, 5.125%, 5/15/25

             500,000     Metropolitan Government, Nashville and Davidson         11/06 at 101         AA              509,065
                            County, Tennessee, Series A, 5.125%, 11/15/10

           8,000,000     Metropolitan Government, Nashville and Davidson          5/06 at 101         AA            8,411,920
                            County, Tennessee, Public Improvement,
                            5.875%, 5/15/21

             385,000     Puerto Rico Commonwealth, 8.000%, 7/01/07                7/98 at 102          A              402,652

           1,000,000     Shelby County, Tennessee, Series A, 5.625%, 4/01/14      4/05 at 101        AA+            1,035,920
-----------------------------------------------------------------------------------------------------------------------------------
                         TAX OBLIGATION/ LIMITED  14.8%

                         Metropolitan Government, Nashville and Davidson
                         County, Tennessee, H and E Facilities Board, Meharry
                         Medical College:
            1,000,000       6.000%, 12/01/19                                     12/17 at 100        AAA            1,113,960
            4,000,000       5.000%, 12/01/24   6/09 at 100  AAA                                                     3,839,760

            5,000,000    Metropolitan Government, Nashville and Davidson          7/06 at 101        AAA            5,216,950
                            County, Tennessee, Sports Authority Revenue, Public
                            Improvement Stadium Project, 5.750%, 7/01/26

            6,275,000    Puerto Rico Commonwealth Highway and                     7/16 at 1O0          A            6,369,878
                            Transportation Authority, Highway Revenue,
                            Series Y, 5.500%, 7/01/36

            500,000      Puerto Rico Commonwealth Highway and Transportation     No Opt. Call        AAA              528,700
                            Authority, Highway Revenue, Series W,
                            5.500%, 7/01/15

            16,100,000   Puerto Rico Public Buildings Authority,                 No Opt. Call          A           16,751,245
                            Series L, 5.500%, 7/01/21

                         ____

PORTFOLIO OF INVESTMENTS (UNAUDITED)
NUVEEN FLAGSHIP TENNESSEE - CONTINUED

            PRINCIPAL                                                         OPTIONAL CALL                      MARKET
               AMOUNT        DESCRIPTION                                        PROVISIONS*       RATINGS**       VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                          TAX OBLIGATION/ LIMITED - CONTINUED

                          Tennessee Local Development Authority, State Loan
                          Program, Series A:
           $1,325,000       7.000%, 3/01/12                                          3/01 at 102        AA-       $1,457,553
            1,175,000       7.000%, 3/01/21                                          3/01 at 102        AA-        1,292,547

            2,660,000     Tennessee Local Development Authority, Community          10/02 at 102         A-        2,929,139
                            Provider, Loan Program, 7.000%, 10/01/21

                          Wilson County, Tennessee, Certificates of Participation,
                          Educational Facilities:
            1,500,000       6.125%, 6/30/10                                          6/04 at 102         A         1,600,395
            1,500,000       6.250%, 6/30/15                                          6/04 at 102         A         1,594,035
-----------------------------------------------------------------------------------------------------------------------------------
                          TRANSPORTATION - 5.4%

                          Memphis and Shelby County, Tennessee, Airport
                          Authority, Special Facilities and Project Revenues,
                          Federal Express Corporation:
            5,545,000       7.875%, 9/01/09                                          9/01 at 103        BBB        6,243,670
            4,100,000       6.750%, 9/01/12                                          9/02 at 102        BBB        4,498,438

                          Metropolitan Nashville Airport Authority,
                          Tennessee, Airport Revenue, Series C:
              145,000       6.625%, 7/01/07                                          7/01 at 102        AAA          158,083
            4,385,000       6.600%, 7/01/15                                          7/01 at 102        AAA        4,764,829
-----------------------------------------------------------------------------------------------------------------------------------
                          U.S. GUARANTEED - 17.9%

            2,400,000     Anderson County, Tennessee, Health and Educational         7/98 at 102        A1***      2,506,296
                            Facilities Board, Hospital Improvement,
                            Methodist Medical Center of Oak Ridge,
                            8.125%, 7/01/08 (Pre-refunded to 7/01/98)

              250,000     Anderson County, Tennessee, Health and Educational         7/98 at 102        AAA          261,103
                            Facilities Board, Methodist Medical Center of Oak
                            Ridge, 8.125%, 7/01/08 (Pre-refunded to 7/01/98)

                          Chattanooga, Tennessee, Municipal Public
                          Improvement Sewer Facility:
              300,000       8.000%, 6/01/10 (Pre-refunded to 6/01/98)                6/98 at 103        AA-***       315,093
            1,200,000       8.000%, 6/01/11 (Pre-refunded to 6/01/98)                6/98 at 103        AA-***     1,260,372

            1,000,000     Chattanooga, Tennessee, Variable Purpose,                  5/00 at 102        AA-***     1,089,480
                            7.250%, 5/01/12 (Pre-refunded to 5/01/00)

            1,700,000     Clarksville, Tennessee, Water Sewer and Gas                2/98 at 102        AAA        1,745,254
                            Revenue, 7.700%, 2/01/18 (Pre-refunded to 2/01/98)

                          _____

            PRINCIPAL                                                               OPTIONAL CALL     MARKET
            AMOUNT        DESCRIPTION                                                PROVISIONS*     RATINGS**     VALUE
------------------------------------------------------------------------------------------------------------------------------------
                          U.S. GUARANTEED - CONTINUED

           $1,455,000     Gladeville, Tennessee, Utility District Waterworks         10/00 at 100      AAA         $1,583,055
                            Revenue, 7.400%, 10/01/10
                            (Pre-refunded to 10/01/00)

            5,000,000     Johnson City, Tennessee, School Sales                       5/06 at 100      AAA          5,750,800
                            Tax, 6.700%, 5/01/21 (Pre-refunded to 5/01/06)

            3,000,000     Knox County, Tennessee, Health Educational                  9/99 at 102      AAA          3,234,900
                            and Housing Facilities Board, Hospital Facilities
                            Revenue, Mercy Health System, Series A,
                            7.600%, 9/01/19 (Pre-refunded to 9/01/99)

            3,065,000     Knox County, Tennessee, Health Educational                  1/00 at 102      AAA          3,297,266
                            and Housing Facilities Board, Hospital Facilities
                            Revenue, Fort Sanders Alliance Obligation, Series C,
                            7.000%, 1/01/15 (Pre-refunded to 1/01/00)

           31,770,000     Metropolitan Government, Nashville and                     No Opt. Call      Aaa          8,975,343
                            Davidson County, Tennessee, H and E Facilities
                            Board, Volunteer Healthcare, 0.000%, 6/01/21

            1,200,000     Metropolitan Government, Nashville and Davidson            10/07 at 105   N/R***          1,594,584
                            County, Tennessee, H and E Facilities Board,
                            Series A, 9.000%, 10/01/22 (Pre-refunded to 10/01/07)

            2,500,000     Mt. Juliet, Tennessee, Public Building Authority,           2/04 at 110      AAA          3,140,525
                            Utility District Loan, Series B,
                            7.800%, 2/01/19 (Pre-refunded to 2/01/04)

            1,500,000     Northeast Knox, Tennessee, Utility District                 1/00 at 102      AAA          1,617,765
                            Water Revenue, 7.000%, 1/01/20
                            (Pre-refunded to 1/01/00)

            1,365,000     Puerto Rico Commonwealth, 8.000%, 7/01/07                   7/98 at 102     A***          1,425,442
                            (Pre-refunded to 7/01/98)

            1,000,000     Puerto Rico Commonwealth Highway                            7/98 at 102      AAA          1,045,220
                            Authority, Highway Revenue, Series P,
                            8.125%, 7/01/13 (Pre-refunded to 7/01/98)

            1,000,000     Puerto Rico Electric Power Authority, Power Revenue,        7/98 at 102      AAA          1,044,520
                            Formerly Puerto Rico Commonwealth Water Resource
                            Authority, Series M, 8.000%, 7/01/08
                            (Pre-refunded to 7/01/98)

              865,000     Selmer, Tennessee, 8.200%, 7/01/13                          7/98 at 102   Baa***            903,986
                            (Pre-refunded to 7/01/98)

                          ______

                             PORTFOLIO OF INVESTMENTS (UNAUDITED)
                             NUVEEN FLAGSHIP TENNESSEE - CONTINUED

            PRINCIPAL                                                                               OPTIONAL CALL            MARKET
             AMOUNT          DESCRIPTION                                                             PROVISIONS*  RATINGS**   VALUE
------------------------------------------------------------------------------------------------------------------------------------
                             U.S. GUARANTEED - CONTINUED

                             Shelby County, Tennessee, Health Educational and
                             Housing Facilities Board, Lebonheur Childrens Medical
                             Center, Series C:
        $   1,000,000          7.625%, 8/15/09 (Pre-refunded to 8/15/98)                             8/98 at 102     AAA  $1,045,790
            2,000,000          7.600%, 8/15/19 (Pre-refunded to 8/15/98)                             8/98 at 102     AAA   2,091,240

            4,000,000        Sullivan County, Tennessee, Health Educational and                      2/00 at 102     AAA   4,336,400
                               Housing Facilities Board, Holston Valley Health
                               Care, 7.250%, 2/15/20 (Pre-refunded to 2/15/00)

              125,000        Tennessee School Bond Authority, Higher Educational                     5/99 at 102   AA***     132,475
                               Facilities, 7.000%, 5/01/20 (Pre-refunded to 5/01/99)

            1,000,000        West Knox Utility District, Knox County, Tennessee,                    12/98 at 102     AAA   1,057,490
                               Water and Sewer Revenue, 7.750%, 12/01/08
                               (Pre-refunded to 12/01/98)

                             Wilson County, Tennessee, Water and Wastewater
                               Authority, Waterworks Revenue:
            1,000,000          7.875%, 3/01/09 (Pre-refunded to 3/01/99)                             3/99 at 102  N/R***   1,066,270
              950,000          8.000%, 3/01/14 (Pre-refunded to 3/01/99)                             3/99 at 102  N/R***   1,014,401
------------------------------------------------------------------------------------------------------------------------------------
                             UTILITIES - 8.3%

            1,520,000        Clarksville, Tennessee, Water Sewer and Gas Revenue,                   No Opt. Call     AAA     592,633
                               0.000%, 2/01/16

            2,160,000        Dickson, Tennessee, Electric System Revenue,                            9/08 at 102     AAA   2,217,672
                               5.500%, 9/01/16

                             Jackson, Tennessee, Electric System Revenue, Series E:
              315,000          6.300%, 8/01/09                                                       8/00 at 102      A1     332,741
              335,000          6.300%, 8/01/10                                                       8/00 at 102      A1     353,003
              355,000          6.300%, 8/01/11                                                       8/00 at 102      A1     373,620
              380,000          6.300%, 8/01/12                                                       8/00 at 102      A1     399,635

            3,000,000        Jackson, Tennessee, Natural Gas Revenue,                                4/07 at 100     AAA   2,917,620
                               5.000%, 4/15/18

            3,500,000        Lawrenceburg, Tennessee, Electric Revenue,                              7/08 at 100     AAA   3,553,795
                               5.500%, 7/01/26

                             Metropolitan Government, Nashville and Davidson
                               County, Tennessee, Electric Revenue, Series A:
            7,800,000          0.000%, 5/15/11                                                      No Opt. Call     AAA   3,964,506
            8,500,000          0.000%, 5/15/12                                                      No Opt. Call     AAA   4,079,660
            2,750,000          5.625%, 5/15/14                                                       5/06 at 102      AA   2,872,705

                               _____

             PRINCIPAL                                                                       OPTIONAL CALL                  MARKET
                AMOUNT       DESCRIPTION                                                       PROVISIONS*    RATINGS**      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                             UTILITIES - CONTINUED

         $  1,000,000        Middle Tennessee Utility District, Natural Gas                   10/02 at 102       AAA $   1,087,770
                               Revenue, 6.250%, 10/01/12

            1,020,000        Mt Juliet, Tennessee, Public Building Authority,                  2/99 at 102       AAA     1,077,814
                               Utility District Loan, Series D, Hermitage,
                               7.550%, 2/01/19
-----------------------------------------------------------------------------------------------------------------------------------
                             WATER AND SEWER - 4.0%

            1,125,000        Eastside Utility District, Hamilton County, Tennessee,           11/01 at 102         A     1,247,963
                               Waterworks Revenue, 6.750%, 11/01/11

            3,000,000        Madison, Tennessee, Utility District, Waterworks                  2/08 at 100       AAA     2,912,070
                               Revenue, 5.000%, 2/01/19

              140,000        Metropolitan Government, Nashville and Davidson                   1/98 at 100       AAA       140,378
                               County, Tennessee, Water and Sewer Revenue,
                               7.000%, 1/01/14

            1,000,000        Milcrofton, Tennessee, Utility District, Waterworks               2/06 at 102       N/R     1,022,830
                               Revenue, 6.000%, 2/01/24

            1,100,000        Rutherford County, Tennessee, Utility District,                   2/08 at 100       Aaa     1,088,571
                               Waterworks Revenue, Series A, 5.250%, 2/01/27 (WI)

                             White House Utility District, Robertson and Sumner
                             Counties, Tennessee, Waterworks System Revenue,
                             Series B:
            1,100,000          5.300%, 1/01/15                                                 1/07 at 100       Aaa     1,109,731
            2,300,000          6.375%, 1/01/22                                                 1/02 at 102       AAA     2,517,212

            1,500,000        Wilson County, Tennessee, Water and Wastewater                    3/08 at 102      Baa1     1,587,370
                               Authority, Waterworks Revenue, 6.000%, 3/01/14
-----------------------------------------------------------------------------------------------------------------------------------
         $300,460,000        Total Investments - (cost $262,359,338) - 98.5%                                           283,636,756
-----------------------------------------------------------------------------------------------------------------------------------
                             Other Assets Less Liabilities - 1.5%                                                        4,204,836
                             ------------------------------------------------------------------------------------------------------
                             Net Assets - 100%                                                                       $ 287,841,592
                             ------------------------------------------------------------------------------------------------------

              * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              ** Ratings: Using the higher of Standard and Poor's or Moody's rating.

              *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

              N/R - Investment is not rated.

              (WI)  Securities purchased on a when-issued basis (see note 1).


              ___
              15                See accompanying notes to financial statements.

STATEMENT OF NET ASSETS (UNAUDITED)
NOVEMBER 30, 1997

                                                                               NUVEEN FLAGSHIP
                                                                                     TENNESSEE
 ----------------------------------------------------------------------------------------------
ASSETS
Investments in municipal securities, at market value (note 1)                     $283,636,756
Cash                                                                                 2,074,693
Receivables:
   Interest                                                                          4,713,127
   Shares sold                                                                         167,427
Other assets                                                                             4,971
-----------------------------------------------------------------------------------------------
     Total assets                                                                  290,596,974
-----------------------------------------------------------------------------------------------
LIABILITIES
Payables:
   Investments purchased                                                             1,078,235
   Shares redeemed                                                                     256,107
Accrued expenses:
   Management fees (note 6)                                                            117,706
   12b-1 distribution and service fees (notes 1 and 6)                                  56,087
   Other                                                                                14,919
Dividends payable                                                                    1,232,328
-----------------------------------------------------------------------------------------------
     Total liabilities                                                               2,755,382
-----------------------------------------------------------------------------------------------
Net assets (note 7)                                                               $287,841,592
-----------------------------------------------------------------------------------------------
CLASS A SHARES (NOTE 1)
Net assets                                                                        $268,181,306
Shares outstanding                                                                  23,593,407
Net asset value and redemption price per share                                          $11.37
Offering price per share (net asset value per share plus maximum sales
   charge of 4.20% of offering price)                                                   $11.87
-----------------------------------------------------------------------------------------------
CLASS B SHARES (NOTE 1)
Net assets                                                                        $  2,066,697
Shares outstanding                                                                     181,723
Net asset value, offering and redemption price per share                                $11.37
-----------------------------------------------------------------------------------------------
CLASS C SHARES (NOTE 1)
Net assets                                                                        $ 17,250,659
Shares outstanding                                                                   1,518,322
Net asset value, offering and redemption price per share                          $      11.36
-----------------------------------------------------------------------------------------------
CLASS R SHARES (NOTE 1)
Net assets                                                                        $    342,930
Shares outstanding                                                                      30,213
Net asset value, offering and redemption price per share                          $      11.35
-----------------------------------------------------------------------------------------------

_____                       See accompanying notes to financial statements.
16

STATEMENT OF OPERATIONS (UNAUDITED)
SIX MONTHS ENDED NOVEMBER 30, 1997

                                                                                    NUVEEN FLAGSHIP
                                                                                          TENNESSEE
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Tax-exempt interest income (note 1)                                                     $ 8,486,610
----------------------------------------------------------------------------------------------------

EXPENSES
Management fees (note 6)                                                                    766,011
12b-1 service fees - Class A (notes 1 and 6)                                                264,857
12b-1 distribution and service fees - Class B (notes 1 and 6)                                 6,482
12b-1 distribution and service fees - Class C (notes 1 and 6)                                61,268
Shareholders' servicing agent fees and expenses                                              61,750
Custodian's fees and expenses                                                                32,239
Trustees' fees and expenses (note 6)                                                          2,613
Professional fees                                                                            11,156
Shareholders' reports - printing and mailing expenses                                        25,587
Federal and state registration fees                                                           5,677
Other expenses                                                                                5,630
----------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                               1,243,270
   Expense reimbursement (note 6)                                                           (55,968)
----------------------------------------------------------------------------------------------------
Net expenses                                                                              1,187,302
----------------------------------------------------------------------------------------------------
Net investment income                                                                     7,299,308
----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS
Net realized gain from investment transactions (notes 1 and 4)                              272,796
Net change in unrealized appreciation or depreciation of investments                      7,423,954
----------------------------------------------------------------------------------------------------
Net gain from investments                                                                 7,696,750
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                              $14,996,058
----------------------------------------------------------------------------------------------------

_______                          See accompanying notes to financial statements.
17

STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                                 NUVEEN FLAGSHIP TENNESSEE
                                                             --------------------------------
                                                             SIX MONTHS ENDED    YEAR ENDED
                                                                     11/30/97        5/31/97*
---------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                            $  7,299,308   $ 14,402,555
Net realized gain from investment transactions
  (notes 1 and 4)                                                     272,796      1,595,041
Net change in unrealized appreciation or depreciation
  of investments                                                    7,423,954      3,989,675
---------------------------------------------------------------------------------------------
Net increase in net assets from operations                         14,996,058     19,987,271
---------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTE 1)
From undistributed net investment income:
  Class A                                                          (6,889,937)   (13,649,276)
  Class B                                                             (28,756)        (3,542)
  Class C                                                            (376,015)      (744,238)
  Class R                                                              (8,035)        (2,064)
From overdistributed net investment income:
  Class A                                                             (11,072)            --
  Class B                                                                 (46)            --
  Class C                                                                (604)            --
  Class R                                                                 (13)            --
---------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders          (7,314,478)   (14,399,120)
---------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 2)
Net proceeds from sale of shares                                   15,122,933     27,836,928
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                              4,170,345      7,269,232
---------------------------------------------------------------------------------------------
                                                                   19,293,278     35,106,160
---------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (12,442,636)   (33,754,624)
---------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions             6,850,642      1,351,536
---------------------------------------------------------------------------------------------
Net increase in net assets                                         14,532,222      6,939,687
Net assets at the beginning of period                             273,309,370    266,369,683
---------------------------------------------------------------------------------------------
Net assets at the end of period                                  $287,841,592   $273,309,370
---------------------------------------------------------------------------------------------
Balance of undistributed (overdistributed) net investment income
  at end of period                                                   $(11,735)        $3,435
=============================================================================================

* Information represents eight months of Flagship Tennessee and four months of Nuveen Flagship Tennessee (see note 1).

                                 See accompanying notes to financial statements.

____
18

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)



1.  GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The Nuveen Flagship Multistate Trust III (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship Tennessee Municipal Bond Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

The John Nuveen Company ("Nuveen"), parent of John Nuveen & Co. Incorporated and Nuveen Advisory Corp., respectively, the distributor ("Distributor") and investment advisor ("Adviser") of the Fund, entered into an agreement under which Nuveen acquired Flagship Resources Inc. and after the close of business on January 31, 1997, consolidated their respective mutual fund businesses. This agreement was approved at a meeting by the shareholders of the Flagship Funds in December 1996.

After the close of business on January 31, 1997, Flagship Tennessee Double Tax Exempt Fund ("Flagship Tennessee") was reorganized into the Trust and renamed Nuveen Flagship Tennessee Municipal Bond Fund ("Nuveen Flagship Tennessee"). Prior to the reorganization, Flagship Tennessee was a sub-trust of the Flagship Tax Exempt Funds Trust.

The Fund seeks to provide high tax-free income and preservation of capital through investments in a diversified portfolio of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation
The prices of municipal bonds in the Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At November 30, 1997, the Fund had an outstanding when-issued purchase commitment of $1,078,235.

Interest Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

______
19

               Dividends and Distributions to Shareholders
               Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

               Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

               Income Taxes
               The Fund is a separate taxpayer for federal income tax purposes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Fund currently considers significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, the Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and Tennessee state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Net realized capital gains and market discount distributions are subject to federal taxation.

               Flexible Sales Charge Program
               The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

               ____

               Derivative Financial Instruments
               The Fund may invest in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended November 30, 1997.

               Expense Allocation
               Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

               Use of Estimates
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

               ____

 2. FUND SHARES
 Transactions in Fund shares were as follows:

                                                       SIX MONTHS ENDED 11/30/97              YEAR ENDED 5/31/97*
                                                 -------------------------------------------------------------------
                                                       SHARES             AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------------
SHARES SOLD:
  Class A                                              997,514      $ 11,227,008        2,181,165       $ 23,957,505
  Class B                                              136,994         1,540,482           48,526            533,276
  Class C                                              202,203         2,275,279          282,598          3,100,098
  Class R                                                7,170            80,164           22,306            246,049
SHARES ISSUED TO SHAREHOLDERS
  DUE TO REINVESTMENT
  OF DISTRIBUTIONS:
  Class A                                              340,620         3,821,945          619,521          6,805,317
  Class B                                                  895            10,114               66                718
  Class C                                               29,613           331,013           42,079            461,759
  Class R                                                  647             7,273              131              1,438
--------------------------------------------------------------------------------------------------------------------
                                                     1,715,656        19,293,278        3,196,392         35,106,160
--------------------------------------------------------------------------------------------------------------------
SHARES REDEEMED:
  Class A                                           (1,026,104)      (11,544,962)      (2,682,025)       (29,442,527)
  Class B                                               (4,694)          (52,975)             (64)              (699)
  Class C                                              (75,114)         (844,399)        (393,458)        (4,311,248)
  Class R                                                  (27)             (300)             (14)              (150)
--------------------------------------------------------------------------------------------------------------------
                                                    (1,105,939)      (12,442,636)      (3,075,561)       (33,754,624)
--------------------------------------------------------------------------------------------------------------------
Net increase                                           609,717      $  6,850,642          120,831       $  1,351,536
====================================================================================================================

* Information represents eight months of Flagship Tennessee and four months of Nuveen Flagship Tennessee (see note 1).

3. DISTRIBUTIONS TO SHAREHOLDERS

On December 9, 1997, the Fund declared dividend distributions from its tax-exempt net investment income which were paid on December 31, 1997, to shareholders of record on December 9, 1997, as follows:

---------------------------------------------------------------------
DIVIDEND PER SHARE:
     Class A                                                $.0490
     Class B                                                 .0420
     Class C                                                 .0435
     Class R                                                 .0505
---------------------------------------------------------------------

___
22

4. SECURITIES TRANSACTIONS

Purchases and sales (including maturities) of investments in municipal securities for the six months ended November 30, 1997, aggregated $19,911,990 and $9,165,716, respectively. Purchases and sales (including maturities) of temporary municipal investments for the six months ended November 30, 1997, aggregated $2,100,000 and $6,600,000, respectively.

At November 30, 1997, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for the Fund.

At May 31, 1997, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $3,996,954 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. UNREALIZED APPRECIATION (DEPRECIATION)

At November 30, 1997, net unrealized appreciation aggregated $21,277,418, all of which related to appreciated securities.

6. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the Trust's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of the Fund:

AVERAGE DAILY NET ASSET VALUE                                    MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $125 million                                         .5500 of 1%
For the next $125 million                                          .5375 of 1
For the next $250 million                                          .5250 of 1
For the next $500 million                                          .5125 of 1
For the next $1 billion                                            .5000 of 1
For net assets over $2 billion                                     .4750 of 1
--------------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended November 30, 1997, the Distributor collected sales charges on purchases of Class A Shares of approximately $296,700 of which approximately $254,400 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

___
23

During the six months ended November 30, 1997, the Distributor compensated authorized dealers directly with approximately $106,000 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 1997, the Distributor retained approximately $22,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $3,500 of CDSC on share redemptions during the six months ended November 30, 1997.

7. COMPOSITION OF NET ASSETS

At November 30, 1997, the Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

--------------------------------------------------------------------------------------
Capital paid-in                                                          $270,300,067
Balance of undistributed (overdistributed) net investment income              (11,735)
Accumulated net realized gain (loss) from investment transactions          (3,724,158)
Net unrealized appreciation of investments                                 21,277,418
--------------------------------------------------------------------------------------
Net assets                                                               $287,841,592
======================================================================================

___
24

                             FINANCIAL HIGHLIGHTS

              FINANCIAL HIGHLIGHTS (UNAUDITED)


              Selected data for a share outstanding throughout each period is as follows:

                                   OPERATING PERFORMANCE         LESS DISTRIBUTIONS
                                   ---------------------         ------------------

NUVEEN FLAGSHIP                                               NET
TENNESSEE**                    NET                   REALIZED AND     DIVIDENDS                       NET         TOTAL
                             ASSET                     UNREALIZED     FROM TAX-                     ASSET        RETURN
                             VALUE            NET     GAIN (LOSS)    EXEMPT NET   DISTRIBUTIONS     VALUE        ON NET
YEAR ENDING              BEGINNING     INVESTMENT            FROM    INVESTMENT    FROM CAPITAL    END OF         ASSET
MAY 31,                  OF PERIOD     INCOME (B)     INVESTMENTS        INCOME           GAINS    PERIOD     VALUE (A)
-------------------------------------------------------------------------------------------------------------------------
CLASS A (11/87)
 1998 (d)                $11.06        $.29             $ .31          $(.29)          $   --      $11.37        5.51%
 1997                     10.83         .59               .23           (.59)              --       11.06        7.71
 1996                     11.01         .59              (.18)          (.59)              --       10.83        3.78
 1995                     10.78         .60               .23           (.60)              --       11.01        8.04
 1994                     11.23         .61              (.43)          (.61)           (.02)       10.78        1.55
 1993                     10.56         .62               .68           (.63)              --       11.23       12.60
 1992                     10.34         .65               .22           (.65)              --       10.56        8.66
 1991                     10.09         .67               .26           (.67)           (.01)       10.34        9.73
 1990                     10.26         .67              (.15)          (.67)           (.02)       10.09        5.53
 1989                      9.65         .68               .60           (.67)              --       10.26       13.89
 1988 (c)                  9.58         .35               .09           (.37)              --        9.65        7.50*

CLASS B (2/97)
 1998 (d)                 11.06         .25               .31           (.25)              --       11.37        5.12
 1997 (c)                 11.14         .14              (.09)          (.13)              --       11.06         .42

CLASS C (10/93)
 1998 (d)                 11.05         .26               .31           (.26)              --       11.36        5.21
 1997                     10.82         .53               .23           (.53)              --       11.05        7.12
 1996                     11.00         .53              (.18)          (.53)              --       10.82        3.22
 1995                     10.78         .54               .22           (.54)              --       11.00        7.35
 1994 (c)                 11.61         .35              (.83)          (.34)           (.01)       10.78       (5.92)*

CLASS R (2/97)
 1998 (d)                 11.04         .30               .31           (.30)              --       11.35        5.60
 1997 (c)                 11.09         .20              (.05)          (.20)              --       11.04        1.40
-------------------------------------------------------------------------------------------------------------------------

               *  Annualized.
              ** Information included prior to the fiscal year ending May 31, 1997, reflects the financial highlights of Flagship Tennessee.
              (a) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
              (b) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
              (c) From commencement of class operations as noted.
              (d) For the six months ending November 30, 1997.

___
26

                           Ratios/Supplemental data
---------------------------------------------------------------------------------------------------------------
                                              RATIO                                       RATIO
                                             OF NET                                      OF NET
                         RATIO OF        INVESTMENT               RATIO OF           INVESTMENT
                         EXPENSES         INCOME TO               EXPENSES            INCOME TO
                       TO AVERAGE           AVERAGE             TO AVERAGE              AVERAGE
   NET ASSETS          NET ASSETS        NET ASSETS             NET ASSETS           NET ASSETS     PORTFOLIO
END OF PERIOD              BEFORE            BEFORE                  AFTER                AFTER      TURNOVER
(IN THOUSANDS)      REIMBURSEMENT     REIMBURSEMENT      REIMBURSEMENT (B)    REIMBURSEMENT (B)          RATE
---------------------------------------------------------------------------------------------------------------
  $268,181                  .84%*             5.16%*                  .80%*               5.20%*           3%
   257,475                  .97               5.23                    .85                 5.35            23
   250,886                 1.01               5.17                    .88                 5.30            38
   241,778                 1.07               5.46                    .89                 5.64            23
   236,230                 1.02               5.16                    .76                 5.42            17
   191,811                 1.05               5.49                    .88                 5.66            15
   126,833                 1.04               5.98                    .84                 6.18            35
    92,431                 1.07               6.29                    .76                 6.60            30
    73,752                 1.08               6.27                    .78                 6.57            56
    62,048                 1.18               6.24                    .62                 6.80            50
    23,725                 1.29*              5.53*                   .47*                6.35*           23

     2,067                 1.60*              4.41*                  1.56*                4.45*            3
       537                 1.60*              4.49*                  1.37*                4.72*           23

    17,251                 1.39*              4.61*                  1.35*                4.65*            3
    15,049                 1.53               4.67                   1.40                 4.80            23
    15,483                 1.56               4.62                   1.43                 4.75            38
    12,494                 1.62               4.90                   1.44                 5.08            23
    10,652                 1.63*              4.40*                  1.23*                4.80*           17

       343                  .64*              5.37*                   .61*                5.40*            3
       248                  .66*              5.55*                   .46*                5.75*           23
---------------------------------------------------------------------------------------------------------------

___
27

                      ADDITIONAL INVESTMENT OPPORTUNITIES


NUVEEN FAMILY OF MUTUAL FUNDS
Nuveen offers a variety of funds designed to help you reach your financial goals.

GROWTH FUNDS
Nuveen Rittenhouse Growth Fund

GROWTH AND INCOME FUNDS
Growth and Income Stock Fund
Balanced Stock and Bond Fund
Balanced Municipal and Stock Fund

MUNICIPAL BOND FUNDS

NATIONAL FUNDS
Long-Term
Insured
Intermediate
Limited Term

STATE FUNDS
Alabama                  Michigan
Arizona                  Missouri
California               New Jersey
Colorado                 New Mexico
Connecticut              New York
Florida                  North Carolina
Georgia                  Ohio
Kansas                   Pennsylvania
Kentucky                 South Carolina
Louisiana                Tennessee
Maryland                 Virginia
Massachusetts            Wisconsin

To purchase additional shares of your Nuveen Fund, contact your financial adviser. If you would like to add to your current investment on a regular basis, you can sign up for Nuveen's systematic investing program, which allows you to invest a fixed dollar amount every month automatically.

You can also invest automatically through dividend reinvestment. By reinvesting your fund's dividends back into the fund, you give your investment the added growth potential of long-term compounding.

For more information on any of these service options, call your adviser, or Nuveen at (800) 225-8530.

_____
28

FUND INFORMATION


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

FUND MANAGER
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

TRANSFER AGENT AND
SHAREHOLDER SERVICES
BOston Financial Data Service
Nuveen investor Services
P.O. Box 8509
Boston, MA 02266-8509

(800) 225-8530

LEGAL COUNSEL
Fried, Frank, Harris,
Shriver & Jacobson
Washington, D.C.

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
Chicago, Illinois

_____
29

                               SERVING INVESTORS
                                FOR GENERATIONS

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today, we offer a broad range of investments designed for risk-sensitive individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them maintain the lifestyle they currently enjoy.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time--with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of products and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and income funds, along with our unit trusts and private asset management, can form the foundation of a tax-efficient and risk-resistant portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you build and sustain your long-term financial security. Or call us at (800) 225-8530 for more information, including a prospectus where applicable. Please read that information carefully before you invest.

NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

(800)225-8530
www.nuveen.com